SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by Registrant   |X|

Filed by a Party other than the Registrant   |_|

Check the appropriate box:
      |_|  Preliminary Proxy Statement

      |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      |X|  Definitive Proxy Statement

      |_|  Definitive Additional Materials

      |_| Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Emons Transportation Group, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

       -------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
      |_|  No fee required.

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           1) Title of each class of securities to which transaction applies: _____________________________________________________

           2) Aggregate number of securities to which transaction  applies:
              _______________________________________________________________

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________________________________

           4) Proposed   maximum    aggregate   value   of   transaction:
              _______________________________________________________________

           5) Total fee paid: _______________________________________________

      |X|  Fee paid previously with preliminary materials

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1) Amount Previously Paid:  ______________________________________

           2) Form, Schedule or Registration Statement No.:  ________________

           3) Filing Party:  ________________________________________________

           4) Date Filed:  __________________________________________________

                        EMONS TRANSPORTATION GROUP, INC.
                             96 SOUTH GEORGE STREET
                          YORK, PENNSYLVANIA 17401-1436
                                 (717) 771-1700


January 16, 2002

Dear Stockholder:

      You are cordially invited to attend a Special Meeting of Stockholders of Emons Transportation Group, Inc. (Emons) to be held on February 20, 2002 at 10:00 a.m., local time, at Heritage Hills Golf Resort & Conference Center, 2700 Mount Rose Avenue, York, Pennsylvania 17402.

      At the special meeting, you will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of December 3, 2001, by and among Emons, Genesee & Wyoming Inc., a Delaware corporation, and ETR Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Genesee & Wyoming Inc., pursuant to which ETR Acquisition Corporation will merge with and into Emons and each share of Emons common stock outstanding at the effective time of the merger will automatically be converted into the right to receive $2.50 in cash, without interest. Consummation of the merger also requires approval by the Surface Transportation Board as well as the satisfaction of other customary conditions.

      Details of the proposed merger and other important information are described in the accompanying Notice of Special Meeting and Proxy Statement. Please give these important documents your prompt attention.

      The outside members of Emons' Board of Directors have unanimously determined that the merger is in the best interests of Emons' stockholders and have unanimously approved the merger agreement. The outside members of the Board of Directors unanimously recommend that you vote for adoption of the merger agreement.

      Your vote, regardless of the number of shares you hold, is extremely important. In order for the merger to be consummated, the merger agreement must be approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Emons common stock. Please complete, sign and date the enclosed proxy card and return it as soon as possible in the postage-paid envelope  provided  so that  your  shares  will be  represented  at the  special meeting. The return of your proxy card will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the special meeting. You may revoke your proxy at any time prior to its exercise, and you may attend the special meeting and vote in person, even if you have previously returned your proxy card. Please do not send in any stock certificates at this time.

      I thank you for the support you have given us in the past and for the thoughtful attention I know you will give to the merger proposal.

                                       Sincerely,

                                       /s/ Robert Grossman

                                       Robert Grossman
                                       Chairman of the Board,
                                       President and Chief Executive Officer

                        EMONS TRANSPORTATION GROUP, INC.
                             96 SOUTH GEORGE STREET
                          YORK, PENNSYLVANIA 17401-1436
                                 (717) 771-1700
                            --------------------------

                                     NOTICE
                         SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 20, 2002

      NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Emons Transportation Group, Inc. (Emons) will be held at Heritage Hills Golf Resort & Conference Center, 2700 Mount Rose Avenue, York, Pennsylvania 17402, on February 20, 2002 at 10:00 a.m., local time. The special meeting will be held for the following purposes:

      1. To consider and vote upon the adoption of the Agreement and Plan of Merger, dated as of December 3, 2001, by and among Emons, Genesee & Wyoming Inc., a Delaware corporation, and ETR Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Genesee & Wyoming Inc., a copy of which is attached as Appendix A to the enclosed Proxy Statement, pursuant to which ETR Acquisition Corporation will merge with and into Emons and each share of Emons common stock outstanding at the effective time of the merger will automatically be converted into the right to receive $2.50 in cash, without interest.

      2. To consider such other matters and transact such other business as may properly come before the special meeting, or any adjournment or postponement of the special meeting.

      Only stockholders of record as of the close of business on January 3, 2002 are entitled to notice of and to vote at the special meeting. Adoption of the merger agreement requires the affirmative vote of the holders of at least a majority of the outstanding shares of Emons common stock.

      You are requested to fill in and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope, whether or not you plan to attend the special meeting. The proxy will not be used if you attend and vote at the special meeting in person.

      Any holder of our common stock who wishes to demand appraisal rights with respect to such holder's shares must comply with the requirements of Section 262 of the Delaware General Corporation Law, a copy of which is attached as Appendix B to the accompanying Proxy Statement. See also "THE MERGER-Appraisal Rights" in the accompanying Proxy Statement.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Scott F. Ziegler

                                        Scott F. Ziegler
                                        Secretary


York, Pennsylvania
January 16, 2002

      Your vote is important. Adoption of the merger agreement requires the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock. Accordingly, in order to ensure a quorum and that the requisite votes are obtained, we urge you to complete, sign and date the enclosed proxy card as soon as possible and return it in the enclosed envelope, which requires no postage if mailed in the United States. You may nevertheless vote in person if you attend the special meeting.

      Please do not send in any stock certificates at this time. If the merger is consummated, you will be sent instructions regarding the surrender of your stock certificates.

                        EMONS TRANSPORTATION GROUP, INC.
                             96 SOUTH GEORGE STREET
                          YORK, PENNSYLVANIA 17401-1436
                                 (717) 771-1700
                            -------------------------
                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 20, 2002

                                  INTRODUCTION

      This Proxy Statement and the accompanying proxy card are being furnished to the holders of common stock, par value $0.01 per share (Common Stock), of Emons Transportation Group, Inc. (Emons) in connection with the solicitation of proxies by the Board of Directors for use at a special meeting of stockholders to be held on February 20, 2002 at 10:00 a.m., local time, or at any adjournment or postponement of the special meeting. The special meeting will be held at Heritage Hills Golf Resort & Conference Center, 2700 Mount Rose Avenue, York, Pennsylvania 17402.

      This Proxy Statement and the proxy card are first being mailed on or about January 16, 2002 to stockholders of record as of the close of business on January 3, 2002.

      At the special meeting, stockholders will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of December 3, 2001, by and among Emons, Genesee & Wyoming Inc., a Delaware corporation, and ETR Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Genesee & Wyoming Inc. A copy of the merger agreement is attached to this Proxy Statement as Appendix A. The merger agreement provides for the merger of ETR Acquisition Corporation with and into Emons with Emons as the surviving corporation. On the effective date of the merger:

      o each share of Common Stock, together with associated Common Stock purchase rights outstanding at the effective time of the merger, will be converted into the right to receive $2.50 in cash, without interest;

      o each outstanding stock option and warrant granted under our option plans or otherwise will be canceled and each grantee will be entitled to receive in lieu of such option or warrant a cash payment equal to any positive difference between $2.50 and the per share exercise price of the option or warrant; and

      o each share of restricted Common Stock outstanding at the effective time of the merger will be converted into the right to receive $2.50 in cash, without interest.

      For a more complete description of the merger agreement and the terms of the merger, see "THE MERGER" and Appendix A.

      This Proxy Statement has not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

              The date of this Proxy Statement is January 16, 2002.

                                 TABLE OF CONTENTS


SUMMARY .......................................................................1
         Date, Time, Place and Purpose of Special Meeting; Record Date;
           Required Vote.......................................................1
         The Companies.........................................................1
         The Merger............................................................2
         Reasons for the Merger; Recommendation by the Board of Directors......2
         Opinion of Ferris, Baker Watts, Inc...................................2
         Conditions to the Merger..............................................2
         Payment for Common Stock..............................................2
         Stock Options and Warrants............................................2
         Restricted Stock......................................................3
         Appraisal Rights......................................................3
         Material Federal Income Tax Consequences..............................3
         No Solicitation of Alternative Transactions...........................3
         Termination of the Merger Agreement...................................3
         Interests of Certain Persons in the Merger............................3
         Related Agreements....................................................4

VOTING RIGHTS AND PROXY INFORMATION............................................5

THE MERGER.....................................................................6
         General  .............................................................6
         Background of the Merger..............................................6
         Recommendation of the Board of Directors; Reasons for the Merger......8
         Opinion of Ferris, Baker Watts, Inc...................................9
         Effective Date; Effective Time.......................................14
         Appraisal Rights.....................................................14
         Payment for Shares...................................................15
         Related Agreements...................................................16
         Conditions to the Merger.............................................17
         Covenants; Conduct of Business Pending the Merger....................19
         Efforts to Complete the Merger.......................................21
         No Solicitation of Alternative Transactions..........................22
         Termination of the Merger Agreement..................................22
         Termination Fees.....................................................24
         Interests of Certain Persons in the Merger...........................25
         Material Federal Income Tax Consequences of the Merger...............25
         Accounting Treatment.................................................26
         Operations After the Merger..........................................26
         Regulatory Approvals.................................................26

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................27
         Security Ownership of Directors and Management.......................27
         Principal Holders of Voting Securities...............................29

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS......................................30

STOCKHOLDER PROPOSALS.........................................................30

OTHER MATTERS.................................................................30

FORWARD-LOOKING INFORMATION...................................................30

WHERE YOU CAN FIND MORE INFORMATION...........................................31

                                       i

APPENDIX A - Agreement and Plan of Merger
APPENDIX B - Section 262 of the Delaware General Corporation Law
APPENDIX C - Opinion of Ferris, Baker Watts, Inc.
APPENDIX D - Voting Agreement

                                     SUMMARY

      The following is a summary of information contained in this Proxy Statement and the appendices attached to this Proxy Statement. This summary does not contain a complete statement of all material information relating to the proposed merger or of the information contained in the appendices and is subject to and qualified in its entirety by reference to the more detailed information contained elsewhere in this Proxy Statement, including the appendices.

DATE, TIME, PLACE AND PURPOSE OF SPECIAL MEETING; RECORD DATE; REQUIRED VOTE

      A special meeting of stockholders of Emons Transportation Group, Inc. will be held on February 20, 2002 at 10:00 a.m., local time, at Heritage Hills Golf Resort & Conference Center, 2700 Mount Rose Avenue, York, Pennsylvania 17402. At the special meeting, you will be asked to consider and vote upon the adoption of the Agreement and Plan of Merger, dated as of December 3, 2001. Pursuant to the merger agreement, on the effective date of the merger, ETR Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Genesee & Wyoming Inc., a Delaware corporation, will merge with and into Emons Transportation Group, Inc., and each share of our common stock, par value $0.01 per share (Common Stock), outstanding at the effective time of the merger will automatically be converted into the right to receive $2.50 in cash, without interest (Merger Consideration). At this time, all voting and other similar rights of our stockholders will be terminated. Only stockholders of record as of the close of business on January 3, 2002 are entitled to notice of and to vote at the special meeting. The affirmative vote of the holders of at least a majority of the outstanding shares of our Common Stock is required to approve the merger. See "INTRODUCTION" and "VOTING RIGHTS AND PROXY INFORMATION."

THE COMPANIES

      Emons Transportation Group, Inc.

      Emons Transportation Group, Inc. (Emons), a Delaware corporation organized in 1986, is a rail freight transportation and distribution services company serving the Mid-Atlantic and Northeast regions of the United States and Quebec, Canada. Emons owns four short line railroads, operates rail/truck transload facilities and a rail intermodal terminal, and provides customers with logistics services for the movement and storage of freight. Emons' executive offices are located at 96 South George Street, York, Pennsylvania 17401, telephone number
(717)  771-1700.

      Genesee & Wyoming  Inc.

      Genesee & Wyoming Inc. (GWI), incorporated in Delaware in 1977, is a holding company whose subsidiaries and unconsolidated affiliates own and/or operate short line and regional freight railroads and provide related rail services in North America, South America and Australia. GWI, through its U.S. industrial switching subsidiary, also provides freight car switching and related services to industrial companies located in the United States with extensive railroad facilities within their complexes. GWI's executive offices are located at 66 Field Point Road, Greenwich, Connecticut 06830, telephone number (203) 629-3722.

      ETR  Acquisition  Corporation

      ETR Acquisition Corporation (ETR) is a Delaware corporation formed solely for the purpose of merging into Emons and has not conducted any unrelated activities since its organization. ETR is a wholly owned subsidiary of GWI. ETR's executive offices are located at 66 Field Point Road, Greenwich, Connecticut 06830, telephone number (203) 629-3722.

THE MERGER

      Pursuant to the merger agreement, ETR will be merged with and into Emons and each share of Common Stock and associated purchase rights outstanding at the effective time of the merger will automatically be converted into the right to receive $2.50 in cash, without interest. As a result of the merger, we will cease to be an independent publicly traded company and will become a wholly owned subsidiary of GWI. See "THE MERGER" and Appendix A to this Proxy Statement. GWI will treat the merger as a purchase for accounting purposes.

REASONS FOR THE MERGER; RECOMMENDATION BY THE BOARD OF DIRECTORS

      The outside members of our Board of Directors have unanimously determined that the merger is fair to, and in the best interests of, our stockholders. In making this determination, the Board of Directors considered a number of factors, including our business and prospects, conditions in the marketplace, consolidation in the railroad industry and the opinion of our financial advisor. The outside members of the Board of Directors unanimously recommend that the stockholders vote for adoption of the merger agreement. See "THE MERGER-Recommendation of the Board of Directors; Reasons for the Merger."

OPINION OF FERRIS, BAKER WATTS, INC.

      In connection with the merger, the Board of Directors considered the opinion of our financial advisor, Ferris, Baker Watts, Inc. (FBW), as to the fairness of the Merger Consideration to our stockholders from a financial point of view. FBW delivered its opinion on December 2, 2001 to the effect that, as of that date and based upon and subject to the assumptions, limitations and qualifications described in the opinion, the consideration of $2.50 per share in cash to be received by our stockholders pursuant to the merger agreement is fair from a financial point of view to such stockholders. A copy of the opinion is attached to this Proxy Statement as Appendix C. FBW's opinion was provided for the information of the Board of Directors and does not constitute a recommendation as to how any stockholder should vote with respect to the merger. See "THE MERGER-Opinion of Ferris, Baker Watts, Inc."

CONDITIONS TO THE MERGER

      The merger agreement sets forth a number of customary conditions that must be satisfied before the merger may be consummated, including the adoption of the merger agreement by the requisite vote of our stockholders and the receipt of all necessary consents, waivers, clearances, approvals and authorizations from regulatory or governmental bodies, including the Surface Transportation Board. See "THE MERGER-Conditions to the Merger; -Regulatory Approvals."

PAYMENT FOR COMMON  STOCK

      If the merger is consummated, we will notify you promptly of the consummation of the merger and advise you of the procedure for surrender of your stock certificates in exchange for the Merger Consideration, which will be paid promptly after you surrender the stock certificates. Stockholders should not send in stock certificates at this time. See "THE MERGER-Payment for Shares."

STOCK  OPTIONS  AND  WARRANTS

      Immediately prior to the effective time of the merger, each outstanding option and warrant granted under our option plans or otherwise, whether or not yet vested, will be considered vested and will be canceled and each grantee will be entitled to receive in lieu of each option or warrant a cash payment equal to any positive difference between $2.50 and the per share exercise price of such option or warrant. See "THE MERGER-Payment for Shares-Treatment of Options and Warrants."

RESTRICTED STOCK

      Immediately prior to the effective time of the merger, each share of restricted Common Stock outstanding at the effective time will become vested and will be converted into the right to receive Merger Consideration. See "THE MERGER-Payment for Shares-Treatment of Restricted Stock."

APPRAISAL RIGHTS

      Under specified conditions and by complying with the specific procedures required by Delaware General Corporation Law Section 262, a copy of which has been attached to this Proxy Statement as Appendix B, our stockholders will have the right to dissent from the merger, in which event they may be entitled to receive in cash the judicially determined "fair value" of their shares of Common Stock. See "THE MERGER-Appraisal Rights."

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

      The exchange of shares of Common Stock for cash by an Emons stockholder pursuant to the merger (or, in the case of a dissenting stockholder, pursuant to any appraisal proceedings) will be a taxable transaction to such stockholder for federal income tax purposes. In general, a stockholder (including a dissenting stockholder) will recognize gain or loss equal to the difference, if any, between the amount of cash received in exchange for the stockholder's shares of Common Stock and the stockholder's tax basis in the shares (except, in the case of dissenting stockholders, for any amount constituting interest, which will be taxable as ordinary income).

      You should read carefully the discussion in "THE MERGER-Material Federal Income Tax Consequences of the Merger" section of this Proxy Statement. We urge you to consult your own tax advisor as to the specific consequences to you of the merger under federal, state, local, foreign and any other applicable tax laws.

NO SOLICITATION OF ALTERNATIVE TRANSACTIONS

      The merger agreement provides that we will not initiate, solicit or encourage any proposals or offers with respect to a merger, consolidation or specified similar transactions involving us or any of our subsidiaries;
provided, however, that we may engage in negotiations and discussions and provide information in certain circumstances to a person relating to a transaction that we have not solicited if the Board of Directors, upon advice from counsel, determines that it is required to do so in the exercise of its fiduciary duties. See "THE MERGER-No Solicitation of Alternative Transactions."

TERMINATION OF THE MERGER AGREEMENT

      The merger agreement may be terminated either by GWI or us acting alone under specified circumstances, or by mutual consent. In certain circumstances, a termination fee of $1 million is payable by us to GWI and in other certain circumstances, by GWI to us. See "THE MERGER-Termination of the Merger Agreement; Termination Fees."

INTERESTS OF CERTAIN PERSONS IN THE MERGER

      Subject to further discussions and negotiation following the close of the merger, Robert Grossman, Chairman of the Board, President and Chief Executive Officer of Emons, may enter into an employment arrangement with GWI whereby Mr. Grossman would become an employee of GWI in an executive capacity. Also, subject to further discussions and negotiation following the close of the merger, Scott
F. Ziegler, Senior Vice President and Chief Financial Officer of Emons, may enter into an employment arrangement with GWI whereby Mr. Ziegler would become an employee of GWI in a financial management capacity.

      In addition, upon consummation of the merger, GWI has agreed to guarantee a payment to each of Mr. Grossman and Mr. Ziegler in the amount provided for in Emons' employment agreement with Mr. Grossman and Emons' change in control agreement with Mr. Ziegler, which they would have otherwise been entitled to receive upon their termination of employment following a change of control of Emons.

      Pursuant to the merger agreement, GWI is also obligated to provide certain indemnification to the present and former directors and officers of Emons and to maintain, subject to specified limitations, the directors' and officers' liability insurance policies currently maintained by Emons.

See "THE MERGER-Interests of Certain Persons in the Merger."

RELATED AGREEMENTS

      Six of the seven directors of Emons have entered into an agreement with GWI, a copy of which is attached to this Proxy Statement as Appendix D, pursuant to which these directors agree to vote all shares of Common Stock beneficially owned by them in favor of the merger. As of the record date, these shares constituted approximately 10.6% of outstanding Common Stock. See "THE MERGER-Related Agreements-Voting Agreement" and Appendix D to this Proxy Statement.

      In connection with the merger, we have executed with our rights agent an amendment to our stockholder rights agreement. The amendment provides that the merger will not be subject to the stockholder rights agreement and will not trigger the distribution of rights thereunder. See "THE MERGER-Related Agreements-Amendment to Stockholder Rights Agreement."

                       VOTING RIGHTS AND PROXY INFORMATION

      The Board of Directors fixed the close of business on January 3, 2002 as the record date for determining holders of outstanding shares of Common Stock entitled to notice of and to vote at the special meeting. As of the record date, there were 7,076,804 shares of Common Stock issued and outstanding, each of which is entitled to one vote. At that date, such shares were held of record by approximately 1,923 stockholders.

      The merger will not be consummated unless the merger agreement is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Emons Common Stock.

      Shares of Common Stock represented by properly executed proxies will be voted in accordance with the instructions indicated on the proxies or, if no instructions are indicated, will be voted "FOR" the proposal to approve and adopt the merger agreement and in the discretion of the proxy holders as to any other matter that may properly come before the special meeting or any adjournment or postponement of the special meeting. A stockholder who has given a proxy may revoke it at any time before it is voted:

      o by delivering to the Secretary of Emons, 96 South George Street, York, Pennsylvania 17401-1436, at or before the special meeting a written notice of revocation bearing a later date than the proxy,

      o by delivering to the Secretary of Emons a duly executed proxy bearing a later date than the proxy being revoked, or

      o by attending the special meeting and voting in person. Attendance at the special meeting will not in and of itself constitute revocation of a proxy.

      The holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy will constitute a quorum for the transaction of business at the special meeting. The affirmative vote of the holders of at least a majority of the outstanding shares of Emons Common Stock is necessary to adopt the merger agreement. A majority of the shares of Common Stock present at the special meeting, in person or by proxy, whether or not constituting a quorum, may vote to adjourn the special meeting from time to time without further notice, including for the purpose of soliciting additional proxies. The inspectors of election appointed for the special meeting will determine the existence of a quorum and will tabulate the votes cast at the special meeting. Abstentions will be treated as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum but will have the same effect as votes cast "AGAINST" the proposal for purposes of determining the approval of any matter submitted for a vote of the stockholders. If a broker indicates on the proxy that he or she does not have discretionary authority to vote on a particular matter as to certain shares of Common Stock, such broker non-vote will not be counted as having been voted in person or by proxy at the special meeting and will have the same effect as a vote "AGAINST" the proposal.

      Our directors and executive officers are entitled to vote an aggregate of 858,914 shares of Common Stock constituting approximately 12.1% of the shares outstanding on the record date. Certain directors have executed a voting agreement with GWI pursuant to which they have agreed to vote shares beneficially owned by them, totaling 748,914 shares of Common Stock in the aggregate and constituting approximately 10.6% of the shares outstanding on the record date, in favor of the merger. A copy of the voting agreement is attached to this Proxy Statement as Appendix D. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" and "THE MERGER-Related Agreements-Voting Agreement."

      Solicitation will be primarily by mail but may also be made by personal interview or by telephone, in each case by our officers and regular employees who will not be additionally compensated, or by a proxy soliciting firm, the cost of which will be borne by Emons. We will request persons such as brokers, nominees and fiduciaries, holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and request authority for the execution of the proxy. The total cost of soliciting proxies will be borne by Emons.

                                   THE MERGER

GENERAL

      The following description of certain aspects of the merger is a summary of the material terms of the merger agreement, and is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this Proxy Statement as Appendix A and incorporated herein by reference. We urge you to read the merger agreement carefully.

      The merger agreement provides that ETR, a wholly owned subsidiary of GWI, will be merged with and into Emons with Emons being the surviving corporation, and each share of Common Stock, together with associated Common Stock purchase rights outstanding at the effective time of the merger, will be automatically converted into the right to receive $2.50 per share in cash, without interest (Merger Consideration). The holders of shares of Common Stock will thereafter cease to be stockholders of Emons. Based on the total number of shares of Common Stock and related purchase rights outstanding as of January 3, 2002, and the consideration to be paid in respect of options and warrants on Common Stock and restricted Common Stock outstanding on that date, assuming all such options, warrants and restricted Common Stock are converted into the right to receive cash, we estimate that the total cash consideration to be paid to our stockholders and option and warrant holders in the merger is approximately $18,532,000.

      The merger is subject to (1) approval by the holders of at least a majority of the outstanding shares of Emons Common Stock, (2) the receipt of all necessary consents, waivers, clearances, approvals and authorizations from regulatory or governmental bodies, including the Surface Transportation Board, and (3) the satisfaction or waiver of certain other conditions, including the absence of judicial or regulatory orders, decrees, injunctions, rules, regulations or actions seeking to prohibit or restrain the merger or which would make illegal the consummation of the merger. See "-Regulatory Approvals; -Conditions to the Merger."

BACKGROUND OF THE MERGER

      During the fall of 1999, after receipt of unsolicited inquiries regarding a potential merger transaction, our Board of Directors met to consider various strategies to increase stockholder value, and based in part on management's opinion that our Common Stock was undervalued, determined that it would be appropriate to explore strategic alternatives available to Emons, including a strategic acquisition or merger, a going private transaction, a sale of part or all of Emons, or repurchases of Common Stock. The Board of Directors authorized management to engage Ferris, Baker Watts, Inc. (FBW) as Emons' financial advisor and to explore strategic alternatives with third parties.

      In November 1999, after GWI's expression of interest in acquiring Emons, Emons and GWI executed a confidentiality agreement to allow GWI to undertake due diligence activities regarding our business and operations. After conducting its initial due diligence, GWI made an oral offer to purchase all outstanding Common Stock at a proposed price of $4.10 per share in cash in December 1999. After careful consideration of the proposal by our Board of Directors, management was authorized to negotiate an acquisition agreement with GWI. In February 2000, citing concern that an acquisition at the proposed purchase price would negatively affect GWI's stock price, GWI discontinued acquisition discussions with us.

      In March 2000, the Board of Directors approved a stock repurchase program for Common Stock. From March 2000 through January 2001, we repurchased approximately 862,000 shares of Common Stock and warrants to purchase up to 50,000 shares of Common Stock under the program.

      In November 2000, the Board of Directors again considered the strategic alternatives available to Emons and authorized management and FBW to explore such alternatives with selected railroad companies. FBW and management initiated contact with seven companies between November 2000 and March 2001.

      In February 2001, as a result of these contacts, we received from a senior officer of a publicly traded American short line railroad company (Company A) an oral indication of interest to acquire all outstanding Common Stock at $2.26 per share to be paid in restricted stock of Company A. After careful consideration of the proposal and consultation with FBW on various matters affecting the determination of a fair price, the Board of Directors directed management to advise Company A that we were prepared to have further discussions only if Company A was willing to offer consideration of cash or registered common stock at a higher price. Company A thereafter discontinued discussions with us.

      In March 2001, also as a result of the contacts initiated by management and FBW, we received from the principal of a privately owned American short line railroad and railroad services company (Company B) an oral indication of interest to acquire all outstanding stock of our operating subsidiaries at an estimated net price to stockholders in the range of $3.36 to $3.83 per share. After careful consideration of the proposal and consultation with FBW, the Board of Directors authorized management to proceed with negotiations with Company B. Citing the reallocation of acquisition funds to another transaction, in April 2001, Company B discontinued acquisition discussions with us.

      In August 2001, the President and Chief Executive Officer of a privately owned Canadian railroad company (Company C) contacted Robert Grossman, Chairman of the Board, President and Chief Executive Officer of Emons, with an oral indication of interest to acquire all outstanding Common Stock at a price in the range of $1.48 to $2.04 per share in cash. After management's consideration of the proposal, Mr. Grossman advised Company C that we would be prepared to have further discussions if Company C was prepared to offer at least $3.00 per share.

      In late August 2001, an Executive Vice President of GWI contacted FBW, indicating that GWI was again interested in discussing an acquisition of Emons. On October 18, 2001, Mr. Grossman, Scott F. Ziegler, Senior Vice President and Chief Financial Officer of Emons, and a representative of FBW met with the Executive Vice President, the President and the Chief Financial Officer of GWI to continue discussions, and on that date we entered into a confidentiality agreement to allow GWI to undertake due diligence activities. On October 23, 2001, the Chief Financial Officer of GWI communicated to FBW an oral offer to acquire all outstanding Common Stock at $2.40 per share payable in cash and common stock of GWI.

      After consultation with FBW regarding various matters affecting the determination of a fair price, Mr. Grossman communicated to the Chief Financial Officer of GWI that we were prepared to have further discussions if GWI was prepared to offer $2.50 to $3.00 per share in cash to acquire Emons. On November 9, 2001, Mr. Grossman and Mr. Ziegler met with the Chairman of the Board and Chief Executive Officer and the Chief Financial Officer of GWI, at which time such management of GWI offered to acquire Emons at $2.50 per share in cash. GWI's management indicated that it had a substantial revolving credit facility through which it planned to finance the acquisition. In addition, GWI's management indicated that it would require approximately one week to conduct due diligence of our business and operations and two weeks to prepare a definitive acquisition agreement.

      On November 11, 2001, the President and Chief Executive Officer of Company C made an oral indication of interest to acquire all outstanding Common Stock at a price in the range of $2.50 to $3.00 per share in cash. On November 14, 2001, after negotiations with us, the President and Chief Executive Officer of Company C communicated to Mr. Grossman an offer to acquire Emons at $2.54 per share in cash in a transaction that would be subject to Company C's ability to obtain financing and that would require at least one month for due diligence and preparation of a definitive acquisition agreement.

      On November 15, 2001, the Board of Directors met to review and discuss the status of management's discussions with GWI and Company C and the benefits and potential risks of remaining independent. In reviewing information with respect to remaining independent, the Board considered, based in part on the analyses of FBW presented at the meeting via teleconference, a range of possible values to stockholders that could potentially be achieved by remaining independent and realizing possible future earnings. In this regard, the Board considered the risks of remaining independent that could affect our ability to realize future earnings, including, but not limited to, volatility in the capital markets affecting our stock price, limited economic prospects for small, independent, short line railroads, management's opinion that Common Stock was undervalued notwithstanding our stock repurchase program, and lack of capital to pursue other strategic alternatives. Based on its review of these factors, the Board of Directors determined that the best interests of our stockholders would be served by selling Emons.

      On November 19, 2001, the Board of Directors met via teleconference to review and discuss the substance of the two proposals. In reviewing information with respect to the two proposals, the Board considered factors affecting the value represented by the merger, including, but not limited to, the analyses and assessments of the proposals presented by FBW, the contingency relating to Company C's ability to secure financing for the transaction, the proposed due diligence periods of GWI and Company C and the effect of each on our operations, and the request of GWI that our directors sign an agreement to vote all shares of Common Stock beneficially owned by them in favor of the merger. Based on its review and consideration of these factors, the Board of Directors determined that the best interests of our stockholders would be served by entering into an acquisition transaction with GWI at the price of $2.50 per share, subject to preparation of an acceptable definitive acquisition agreement.

      Representatives of Emons and GWI met via teleconference from November 20 through November 30, 2001 to negotiate and prepare a definitive acquisition agreement.

      On the evening of December 2, 2001, the Board of Directors met via teleconference to consider a final form of the definitive acquisition agreement. At this meeting, the Board of Directors received the written opinion of FBW that as of that date the consideration to be received in the proposed merger with GWI was fair, from a financial point of view, to the holders of Common Stock. The Board considered this and the terms of the definitive acquisition agreement, including those terms that increased the likelihood that the transaction could close but that would otherwise discourage an offer by a third party, if any, that might be interested in acquiring Emons at a higher price, the fact that the transaction would be taxable to our stockholders, and the economic interests in the transaction of Mr. Grossman and Mr. Ziegler, who are also directors of Emons. After consideration of all these factors, the outside members of the Board of Directors unanimously approved the proposed merger and the definitive acquisition agreement and related matters, finding the proposed transaction to be in the best interests of Emons and its stockholders. Mr. Grossman and Mr. Ziegler recused themselves from the Board's consideration of the merger and approval of the merger agreement because of their possible future employment with GWI and their entitlement to severance payments upon consummation of the merger. In addition, six of the seven directors signed the voting agreement as requested by GWI. See "-Interests of Certain Persons in the Merger."

      Emons and GWI executed the definitive acquisition agreement on December 3, 2001 and publicly announced the transaction.

RECOMMENDATION OF THE BOARD OF DIRECTORS; REASONS FOR THE MERGER

      The Board of Directors believes the merger is in the best interests of our stockholders and the outside members of the Board of Directors have unanimously approved the merger agreement and the transactions contemplated thereby. As discussed above, and as additionally described below, based upon the factors considered by the Board of Directors, the Board concluded that there was substantial risk that in the long term we could not produce stockholder value by remaining independent in excess of that represented by the Merger Consideration of $2.50 per share in cash and that the Merger Consideration was fair, from a financial point of view, to the stockholders. Therefore, the outside members of the Board of Directors unanimously recommend that the stockholders vote for adoption of the merger agreement.

      The terms of the proposed merger are the result of arm's-length negotiations by representatives of Emons and representatives of GWI, culminating in the signing of the merger agreement as of December 3, 2001. In arriving at its decision to sell Emons and approve and recommend the merger agreement, the Board of Directors considered a number of factors, including, but not limited to, the following:

      o The opinion of FBW, our financial advisor, that as of December 2, 2001, the Merger Consideration of $2.50 per share in cash was fair, from a financial point of view, to the holders of Common Stock, including the methodology and appropriateness of the assumptions made therein. See "-Opinion of Ferris, Baker Watts, Inc."

      o    Our  business,   results  of  operations,   financial  condition  and
           prospects.

      o FBW's written presentations to the Board of Directors, including, among other issues, the relationship of the $2.50 per share Merger Consideration to the recent and then current market values, enterprise value, book value, and earnings per share of Common Stock and the prices and premiums paid in certain other similar transactions involving railroad companies. See "-Opinion of Ferris, Baker Watts, Inc."

      o The terms of the proposed merger agreement, including, among other things, the conditions to closing, the rights of termination and termination fee provisions set forth therein and the potential impact of the no solicitation clause on a third party that might be interested in making an offer to acquire Emons.

      o    The terms of the proposed voting agreement.

      o The general economic and competitive conditions of the market in which we operate and consolidation trends in that market.

      o Recent volatility in the capital markets and the impact of such changes on our prospects.

      o The fact that no other party besides Company C had made a final proposal to acquire Emons, even though we had announced our intention to pursue strategic alternatives in September 1999 and had contacted a substantial number of parties considered to be likely potential purchasers.

      o Other possible strategic alternatives (see "-Background of the Merger") and management's view that it was not likely that a better offer could be obtained in the short term and that there could be no assurance that GWI would not withdraw its proposal if we were to solicit other potential acquirors.

      o Our belief that, after extensive negotiations with GWI, we had obtained the highest price per share that GWI was willing to pay.

      o    The financial resources of GWI.

      o The likelihood of receiving the requisite regulatory approvals in a timely manner.

      o The fact that the merger would be a taxable transaction for our stockholders.

      o The interests of certain of our executive officers and directors in the merger.

      In reaching its determination to approve and recommend the merger, the Board of Directors did not assign any relative or specific weights to the foregoing factors, and individual directors may have given different weights to different factors.

OPINION OF FERRIS, BAKER WATTS, INC.

      On December 2, 2001, FBW delivered its oral opinion, subsequently confirmed in writing, to the Board of Directors to the effect that, as of that date and based upon and subject to the assumptions, limitations and qualifications described in its opinion, the $2.50 per share in cash to be received in the merger for each share of Common Stock was fair, from a financial point of view, to the stockholders.

      The full text of the FBW opinion, which sets forth the assumptions made, procedures followed, matters considered and limits on the review undertaken, is attached as Appendix C to this Proxy Statement and is incorporated herein by reference. The FBW opinion was provided to the Board of Directors for its information and assistance, is directed only to the fairness of the $2.50 per share in cash from a financial point of view to stockholders and does not constitute a recommendation to any stockholder as to how such stockholder should vote at the special meeting with respect to the merger or any other related matter. The description of the FBW opinion set forth herein is qualified in its entirety by reference to Appendix C. Stockholders are urged to read the FBW opinion in its entirety.

      In connection with its opinion, FBW, among other things:

      o    reviewed the merger agreement;

      o reviewed Annual Reports to Stockholders, Annual Reports on Form 10-K and Proxy Statements of Emons for the five years ended June 30, 2001;

      o reviewed the Quarterly Report on Form 10-Q of Emons for the period ended September 30, 2001;

      o    reviewed press releases of Emons for the last two years;

      o reviewed certain internal financial analyses and forecasts for Emons prepared by management;

      o    held  discussions  with  members  of the senior  management  of Emons
           regarding  their   assessment  of  the  past  and  current   business
           operations, financial condition and future prospects of Emons;

      o reviewed the reported price and trading activity for shares of Common Stock;

      o compared certain financial and stock market information for Emons with similar information for certain other companies the securities of which are publicly traded; and

      o reviewed the financial terms of certain recent business combinations in the railroad industry specifically and the transportation industry generally and performed such studies and analyses as it considered appropriate.

      FBW relied upon the accuracy and completeness of all of the financial and other information discussed with or reviewed by FBW and assumed such accuracy and completeness for purposes of rendering its opinion. In addition, FBW did not make an independent evaluation or appraisal of the assets and liabilities of Emons or any of its subsidiaries and has not been furnished with any such evaluation or appraisal.

      The following is a summary of the material financial analyses utilized by FBW in connection with rendering its opinion to the Board of Directors, but does not purport to be a complete description of the analyses performed by FBW or of its presentation to the Board of Directors.

      TRANSACTION MULTIPLES AND PREMIUM ANALYSIS. FBW derived certain values, multiples and transaction premiums for the merger based on the $2.50 per share in cash to be received by stockholders and using the closing price for Common Stock on November 30, 2001, the last trading day before the parties announced the execution of the merger agreement. For purposes of these calculations, projected sales, earnings before interest, taxes, depreciation and amortization (EBITDA), earnings before interest and taxes (EBIT) and earnings per share (EPS) for fiscal year 2002 were based on estimates prepared by Emons' management. Enterprise Value multiples were based on the $2.50 in cash to be paid for each share of Common Stock in the merger. Enterprise Value equals the value of outstanding Common Stock on a fully diluted basis plus net debt. Information regarding debt, cash and book value of equity was obtained from Emons' most recently available quarterly report on Form 10-Q for the period ended September 30, 2001. The results of this analysis are set forth below:

         CONSIDERATION:
              Per share price                              $2.50
              Equity Value (in thousands)                 $18,532
              Enterprise Value (in thousands)             $29,459

         PREMIUM TO CLOSING SHARE PRICE:
              November 30, 2001                             63.4%
              November 23, 2001                             56.3%
              October 31, 2001                              63.4%
              52 Week High                                  29.0%

         ENTERPRISE VALUE AS A MULTIPLE OF:
         Operating Revenues:
              Latest Twelve Months                           1.2x
              Fiscal Year 2002 Estimate                      1.3x

         EBITDA:
              Latest Twelve Months                           5.7x
              Fiscal Year  2002 Estimate                     6.4x

         EBIT:
              Latest Twelve Months                           9.3x
              Fiscal Year  2002 Estimate                    11.7x

         EQUITY VALUE AS A MULTIPLE OF:
         Earnings Per Share (1):
              Latest Twelve Months                          13.4x
              Fiscal Year 2002 Estimate                     18.4x

         Book Value:
              Latest Twelve Months                           1.0x


         (1) Earnings per share for the latest twelve months does not include an income tax benefit of approximately $1.6 million and fiscal year 2002 estimated earnings per share does not include the reversal of the income tax benefit of approximately $158,000.

      DISCOUNTED CASH FLOW ANALYSIS. A discounted cash flow analysis was utilized by FBW to establish an implied per share valuation for Common Stock. This methodology is premised on the assumption that a buyer purchases a time series of free cash flows that are generated by the assets of the business. This analysis separates and ascribes value only to the cash flows that can ultimately be taken out of the business. Cash that is generated but used to sustain the business (such as increases in working capital and capital expenditures) creates no incremental value to the buyer. These free cash flows are then discounted to the present at the company's weighted average cost of capital. The weighted average cost of capital can be described as the average price a company must pay to attract both debt and equity to properly capitalize its growth. It is this series of free cash flows that, when discounted to the present, and after subtracting claims by debt holders and others, represents the economic value of a company to its stockholders.

      In performing this analysis, FBW used projections supplied by Emons' management. Projected cash flows were adjusted to reflect the tax benefit of available net operating loss carryforwards. Using a weighted average cost of capital, or discount rate, of 12.21% and a terminal multiple of 6.14x, this analysis resulted in an implied present value for Common Stock of $1.93 per share.

      COMPARABLE PUBLIC COMPANY MULTIPLE ANALYSIS. As part of its December 2, 2001 presentation, FBW reviewed and compared certain financial and stock market information for Emons with other publicly traded railroad companies. The purpose of this analysis is to apply industry multiples to Emons' recent and estimated future results to derive a market based estimate of its intrinsic equity value per share. Since Emons' recent financial results have been negatively affected by the economic recession in general and the loss of a major customer that ceased operations on Emons' rail lines in August 2001 and filed for bankruptcy in September 2001, this valuation methodology is less meaningful in determining the current intrinsic equity value of Common Stock. The only meaningful multiples are the estimated 2002 earnings multiple, which is based on the future earnings expectations of the business, and the multiple of book value.

      For its analysis, FBW reviewed the financial results for GWI, Pioneer Railcorp, Providence and Worcester Railroad Company and RailAmerica, Inc. Since GWI and RailAmerica, Inc. are significantly larger than Emons in terms of revenues and have significantly larger market capitalizations and average daily trading volumes, FBW determined that Pioneer Railcorp and Providence and Worcester Railroad Company were better comparable companies. Therefore, the average multiples used in this analysis only include multiples for Pioneer Railcorp and Providence and Worcester Railroad Company, except in determining a market based 2002 price/earnings multiple, which estimates were only available for GWI and RailAmerica, Inc.

      The financial data for comparable companies was for the latest twelve months ended September 30, 2001, and the I/B/E/S 2002 earnings estimates used were as of November 30, 2001. FBW applied the comparable multiples to management's fiscal 2002 estimates to determine Emons' intrinsic equity value because they do not include revenue from the major customer that ceased operations on Emons' rail lines in August 2001 and filed for bankruptcy in September 2001, and more accurately reflect the current economic environment.

      The following table provides the implied intrinsic equity value per share for Emons based on multiples for comparable publicly traded railroad companies and management's estimated fiscal 2002 results:



                                                                Implied Value
                                                                  Per Share
      Enterprise Value as a multiple of estimated 2002 (1):

              Operating Revenues                                     $2.46
              EBITDA                                                 $2.13
              EBIT                                                   $3.33


         Equity Value as a multiple of:

              Estimated 2002 Earnings (2)                            $1.46
              Book Value (3)                                         $1.46


         (1) Based on Pioneer Railcorp and Providence and Worcester Railroad Company average latest twelve month multiples.

         (2)  Based on GWI and RailAmerica, Inc. average multiple.

         (3)  Based on September 30, 2001 balance sheet.

      COMPARABLE MERGER AND ACQUISITION MULTIPLE ANALYSIS. FBW reviewed publicly available information for comparable sale transactions in the railroad industry and derived certain multiples based upon the consideration paid and the Enterprise Values of the respective transactions. Of the twelve railroad company transactions since January 1996 reviewed by FBW, it determined that the three most recent transactions, given their similarity in size, were the most comparable. This method of valuation is limited by the lack of comprehensive financial data on the target companies involved in the transactions. Since these three transactions were of private companies or divisions of larger companies, the only meaningful multiple used for its analysis was the EBITDA multiple.

      FBW applied the average industry multiple to Emons' latest twelve months and estimated fiscal 2002 EBITDA to derive a market based estimate of intrinsic equity value per share. It is important to note that the EBITDA multiple derived from this analysis already includes a control premium, which is the price a buyer must pay over current market value in order to induce stockholders to sell a majority interest in the company. The selected transactions and their respective EBITDA multiples considered by FBW included:

                                                             EBITDA
      Acquiror               Target                         Multiple
      --------               ------                         --------

      GWI              South Buffalo Railway                  5.4x
      RailAmerica      StatesRail Companies                   6.4x
      RailAmerica      ParkSierra Corp.                       5.3x
                                                          -------------
                       Average                                5.7x


      Based on Emons' latest twelve months EBITDA and management's estimated fiscal 2002 EBITDA, the implied equity values for the Common Stock using this valuation methodology are $2.48 per share and $2.07 per share, respectively.

      CONTROL PREMIUM ANALYSIS. FBW reviewed twelve railroad company transactions, of which five involved transactions where the selling company was publicly traded. FBW compared the purchase price to the target's stock price one day, one week and one month prior to the announcement date of the respective transaction. For the five transactions reviewed, the average one day, one week and one month premiums were 15.6%, 15.5% and 26.7%, respectively. Using the same time periods for Emons, the purchase price of $2.50 represents a 63.4%, 56.3% and 63.4% premium, respectively.

      Mergerstat/Shannon Pratt's Control Premium Study analyzes stock prices of target companies prior to takeover announcements and adjusts for takeover speculation. FBW reviewed market data for fifteen transactions in the transportation industry in general since January 1998. For the fifteen transactions reviewed, the average and median control premiums were 36.1% and 32.1%, respectively, with a range of (7.5%) to 73.0%.

      The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying the opinion of FBW. In arriving at its fairness opinion determination, FBW considered the results of all such analyses and attributed greater weighting to those analyses that focused on future financial performance. In addition, FBW made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all such analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Emons or the merger.

      FBW prepared these analyses solely for purposes of providing an opinion to the Board of Directors. The analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond their control, neither Emons nor FBW assumes responsibility if future results are materially different from those forecasted.

      Emons agreed to pay FBW a fee of approximately $600,000. All of FBW's fee will be payable upon consummation of the merger. In addition, Emons has agreed to reimburse FBW for its out-of-pocket expenses (including the fees and disbursements of FBW's attorneys) incurred by FBW in connection with the services provided by it and to indemnify and hold harmless FBW and certain related parties from and against certain liabilities and expenses, including certain liabilities under the federal securities laws, incurred in connection with its engagement.

      FBW as part of its investment banking business is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, public underwritings, private placements and valuations for corporate and other purposes. Emons selected FBW as its financial advisor because FBW is a recognized investment banking firm that has substantial experience in investment banking in general, including transactions similar to the proposed merger, and because of its familiarity with, and prior work for, Emons.

      FBW is familiar with Emons, having provided certain investment banking services to it from time to time, including having acted as Emons' financial advisor and provided a fairness opinion for its merger with ETG Merger Corporation that resulted in the exchange of each share of Emons outstanding $0.14 Series A Cumulative Convertible Preferred Stock into 1.1 shares of Common Stock in June 1999. FBW was retained by Emons in September 1999 to explore strategic alternatives including, but not limited to, an acquisition or merger transaction and has acted as Emons' financial advisor in connection with, and participated in certain of the negotiations leading to, the merger agreement. FBW has never had an investment banking relationship with GWI. FBW provides a full range of financial advisory and securities services and has advised the Board of Directors that, in the course of its normal trading activities, it may from time to time effect transactions and hold securities of Emons for its own account or for the accounts of its customers.

EFFECTIVE DATE; EFFECTIVE TIME

      The closing of the transactions contemplated by the merger agreement will take place on the second business day after all conditions to the consummation of the merger agreement are satisfied or waived, including the receipt of approval of our stockholders and the receipt of all approvals of governmental authorities, or on such other date as may be agreed by the parties, and in any event no later than June 1, 2002, unless mutually agreed by the parties. The "Effective Date" of the merger will be the date on which articles of merger, in the form prescribed and executed in accordance with all appropriate legal requirements, are filed as required by law, or such later time as agreed by the parties. The "Effective Time" of the merger will be the time of such filing or as set forth in such articles of merger.

APPRAISAL RIGHTS

      If the merger is consummated, any holder of record of Common Stock who follows the procedures specified in Section 262 of the Delaware General Corporation Law is entitled to have such stockholder's shares of Common Stock appraised by the Delaware Court of Chancery and to receive the "fair value" of the shares as of the Effective Time as determined by the court in lieu of the Merger Consideration. Under Section 262, if a merger is to be submitted for approval at a meeting of stockholders, as in the case of the special meeting, not less than 20 days prior to the meeting, the corporation must notify each of its stockholders who is entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262. This Proxy Statement constitutes that notice to you and a copy of Section 262 is attached to this Proxy Statement as Appendix B.

      The following summary of Section 262 is necessarily incomplete and is qualified in its entirety by reference to Section 262.

      If a  stockholder  elects  to  exercise  the right to an  appraisal  under
Section 262, such stockholder must do ALL of the following:

      o before the vote is taken on the merger at the special meeting, the stockholder must file with us a written demand for appraisal of the stockholder's shares of Common Stock, stating clearly the stockholder's identity and that the stockholder intends to demand appraisal of such stockholder's shares (a proxy or vote against the merger will not constitute such a demand);

      o the stockholder must not vote in favor of the approval and adoption of the merger agreement;

      o the stockholder must continuously hold its shares of Common Stock through the Effective Time; and

      o    otherwise comply with the requirements of Section 262.

      A stockholder who fails to comply with Section 262 is bound by the terms of the merger agreement and will receive the Merger Consideration.

      Within ten days after the Effective Time, we will give written notice of the Effective Time to each stockholder who has satisfied the requirements of
Section 262 and has not voted for, or consented to, the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement. Within 120 days after the Effective Time, we or any dissenting stockholder who has complied with the provisions of Section 262 may file a petition in the court demanding a determination of the fair value of the shares of Common Stock of all dissenting stockholders who have properly demanded appraisal rights. Because we do not intend to file a petition if appraisal rights are exercised, any dissenting stockholder desiring the filing of such a petition is advised to file such petition on a timely basis unless such dissenting stockholder receives notice that we or another dissenting stockholder has filed such a petition.

      If a petition for appraisal is timely filed, the court will determine the fair value of Common Stock held by dissenting stockholders, exclusive of any element of value arising from the accomplishment or expectations of the merger, but together with a fair rate of interest, if any, to be paid on the amount determined to be fair value. In determining such fair value, the court will take into account all relevant factors. Such fair value may be determined by the court to be more than, less than or equal to the consideration the dissenting stockholder would otherwise be entitled to receive pursuant to the merger agreement. The costs of the appraisal proceeding may be determined by the court and taxed against the parties as the court determines to be equitable under the circumstances. If a petition for appraisal is not timely filed, then the right to an appraisal will cease.

      From and after the Effective Time, no dissenting stockholder will have any rights of an Emons stockholder with respect to such holder's Common Stock for any purpose, except to receive payment of its fair value and to receive payment of dividends or other distributions on such holder's Common Stock (payable to stockholders of record as of a date prior to the Effective Time). If a dissenting stockholder delivers to us a written withdrawal of the demand for an appraisal within 60 days after the Effective Time or thereafter with our written approval, or if no petition for appraisal is filed within 120 days after the Effective Date, then the right of such dissenting stockholder to an appraisal will cease and such dissenting stockholder will be entitled to receive only the Merger Consideration.

PAYMENT FOR SHARES

      PAYMENT FOR SHARES. At or prior to the Effective Time, GWI will deposit, or will cause to be deposited, with American Stock Transfer & Trust Company, or another bank or trust company selected by GWI as exchange agent, for the benefit of holders of shares of Common Stock, for exchange in accordance with the merger agreement, an amount of cash sufficient to pay the aggregate Merger Consideration. As soon as practicable after the Effective Time, GWI will cause the exchange agent to mail to each holder of record of a certificate that, immediately prior to the Effective Time, represents issued and outstanding shares of Common Stock, a letter of transmittal, and instructions for use in effecting the surrender of the certificate in exchange for the Merger Consideration. Upon the proper surrender of a certificate(s) to the exchange agent and completion of a duly executed letter of transmittal, the holder of such certificate(s) will be entitled to receive in exchange a check in the amount equal to the product of $2.50 and the number of shares of Common Stock represented by such certificate(s), less any applicable withholding taxes. Any surrendered certificate(s) will be cancelled. No interest will be paid or accrued on the Merger Consideration.

      Please do not surrender your certificate(s) for exchange until you have received instructions and the letter of transmittal from the exchange agent and have completed the letter of transmittal properly.

      In the event of a transfer of ownership of any shares of Common Stock that has not been registered in our transfer records, a check for the Merger Consideration may be issued to the transferee if (1) the certificate representing such Common Stock is properly endorsed or is accompanied by an appropriate instrument of transfer and otherwise in proper form for transfer and
(2) all applicable stock transfer taxes have been paid.

      After the Effective Time, there will be no transfers on our stock transfer records of any shares of Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, a certificate representing such shares is presented to GWI, the certificate will be cancelled and exchanged for the Merger Consideration.

      Any portion of the aggregate Merger Consideration or the proceeds of any investments on the Merger Consideration that remains unclaimed by Emons stockholders for six months after the Effective Time will be paid to GWI. Any stockholders who have not complied with the procedures regarding payment for shares in accordance with the merger agreement will thereafter look only to GWI for payment of the Merger Consideration. Notwithstanding the foregoing, neither GWI, us, the exchange agent nor any other person will be liable to any former holder of Common Stock for any amount delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

      In the event any certificate will have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by GWI, the posting of a bond in such amount as GWI may determine is necessary, the exchange agent will issue in exchange for such lost, stolen or destroyed certificate the Merger Consideration.

      TREATMENT OF OPTIONS AND WARRANTS. Immediately prior to the Effective Time, each outstanding and unexercised option and warrant granted by Emons, whether or not then exercisable, will be considered vested and exercisable (provided that any option or warrant as to which the per share exercise price exceeds the Merger Consideration will not be exercisable and will be canceled without consideration) and we will immediately cancel such options and warrants. Each holder of a canceled option or warrant will be entitled to receive at the Effective Time or as soon as practicable thereafter from us an amount in cash computed by multiplying (1) any positive difference between $2.50 and the per share exercise price applicable to such option or warrant by (2) the number of shares of Common Stock subject to such option or warrant, less any applicable withholding taxes.

      TREATMENT OF RESTRICTED STOCK. Immediately prior to the Effective Time, each share of restricted Common Stock that is then outstanding and restricted will become vested and immediately thereafter be converted into the right to receive Merger Consideration.

RELATED AGREEMENTS

      VOTING AGREEMENT. In connection with the merger, six of the seven directors of Emons have entered into a voting agreement with GWI, a copy of which is attached to this Proxy Statement as Appendix D. The voting agreement provides that these directors will all vote shares of Common Stock beneficially owned by them, or any new shares of Common Stock they may acquire, in favor of the adoption of the merger agreement. Each of these directors has irrevocably appointed GWI or its designee as the lawful proxy to vote his or her shares in favor of the adoption of the merger agreement. As of January 3, 2002, these directors held approximately 748,914 shares of Common Stock constituting approximately 10.6% of the Common Stock then outstanding. The voting agreement also provides that these directors may not sell shares of Common Stock without GWI's consent. The voting agreement will terminate upon the earlier of (1) completion of the merger or (2) termination of the merger agreement.

      AMENDMENT TO STOCKHOLDER RIGHTS AGREEMENT. In connection with the merger, we have executed an amendment to our stockholder rights agreement dated April 23, 1999, between us and American Stock Transfer & Trust Company, as rights agent, to the effect that each of GWI, its subsidiaries, and their affiliates will not be deemed an "Acquiring Person," that no "Share Acquisition Date" or "Distribution Date" will be deemed to occur, and that the stockholder rights agreement will not be deemed applicable to the approval, execution or delivery of the merger agreement or the consummation of the merger.

CONDITIONS TO THE MERGER

      Consummation of the merger is subject to various conditions. While it is anticipated that all of these conditions will be satisfied, there can be no assurance they will indeed be satisfied or (where permissible) waived.

      CONDITIONS TO EACH PARTY'S OBLIGATION. Each party's obligation to complete the merger is subject to the satisfaction of the following conditions:

      o the approval of the merger agreement by the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock;

      o the approvals required to complete the transactions contemplated by the merger agreement must have been obtained, including (1) exemption or approval of the merger and the voting agreement by the Surface Transportation Board, and (2) certain third-party consents;

      o there must not be in effect any order, injunction or decree or other legal restraint or prohibition preventing completion of the merger;

      o there must not have been enacted, entered, promulgated or enforced by any governmental entity any statute, rule, regulation, order, or injunction which prohibits, materially restricts or makes illegal the completion of the merger;

      o any waiting period applicable to the completion of the merger under the Hart-Scott-Rodino Antitrust Improvements Act will have expired or been terminated; and

      o there must not be any action or proceeding brought or threatened by any governmental entity or other person seeking any ruling or injunction or other order of a court or governmental entity which would have the effect of prohibiting or making illegal any of the transactions contemplated by the merger agreement.

      CONDITIONS TO EMONS' OBLIGATION. Our obligation to complete the merger is subject to the satisfaction of the following additional conditions:

      o GWI's and ETR's representations and warranties must be true and correct (in all material respects, in the case of representations and warranties not already qualified as to materiality by their terms) as of the date of the merger agreement and as of the Effective Date, except for changes specifically permitted by the merger agreement and those representations and warranties that speak as of an earlier date; and

      o GWI and ETR must have performed and complied with in all material respects their obligations under the merger agreement to be performed or complied with on or prior to the Effective Date.

      CONDITIONS TO GWI'S AND ETR'S OBLIGATIONS. The obligations of GWI and ETR to complete the merger are subject to the satisfaction of the following additional conditions:

      o our representations and warranties must be true and correct (in all material respects, in the case of representations and warranties not already qualified as to materiality by their terms) as of the date of the merger agreement and as of the Effective Date, except for changes specifically permitted by the merger agreement and those representations and warranties that speak as of an earlier date;

      o we must have performed and complied in all material respects with our obligations under the merger agreement to be performed or complied with on or prior to the Effective Date;

      o neither GWI, ETR nor any of their affiliates will have become an "Acquiring Person" and no "Share Acquisition Date" or "Distribution Date" (as the terms are defined in our stockholder rights agreement) will have occurred with respect to GWI or ETR under our stockholder rights agreement;

      o GWI must have received the proceeds of financing identified in the financing letter to GWI from Fleet National Bank that was provided to us or upon terms and conditions that are, in the reasonable judgment of GWI and ETR, substantially equivalent to those contained in the financing letter; and

      o we must have provided GWI certification that the transactions contemplated by the merger agreement are exempt from withholding under Section 1445 of the Internal Revenue Code of 1986, as amended.

      REPRESENTATIONS AND WARRANTIES. Emons and GWI have made representations and warranties to each other in the merger agreement as to, among other things, the following:

      o    authorization, validity, and enforceability of the merger agreement;

      o    corporation organization and existence;

      o    third-party consents and approvals;

      o    compliance with laws; and

      o    accuracy  of  information  supplied  in  connection  with this  Proxy
           Statement.

      We have also made representations and warranties to GWI and ETR with respect to, among other things, the following:

      o    capitalization;

      o    taxes;

      o    labor matters;

      o    legal proceedings;

      o    employee benefit plans and agreements;

      o    title to real property;

      o    environmental matters;

      o    intellectual property;

      o    material contracts;

      o    insurance;

      o    regulatory reports;

      o    relations with principal customers; and

      o    our subsidiaries.

      GWI has also made representations and warranties to us regarding its ability to finance the merger and pay the aggregate Merger Consideration through its revolving credit facility.

      Our representations and warranties are generally subject to an exception for any condition, event, change or occurrence that would not have a material adverse effect on us. The representations and warranties of the parties do not survive beyond the Effective Time if the merger is consummated unless otherwise stated in the merger agreement.

COVENANTS; CONDUCT OF BUSINESS PENDING THE MERGER

      Pursuant to the merger agreement, we have agreed that during the period from the date of the merger agreement until the Effective Time (except as expressly provided in the merger agreement) we will and will cause our subsidiaries to:

      o conduct business in the usual, regular and ordinary course consistent with past practice and in compliance with applicable laws;

      o use reasonable best efforts to maintain and preserve intact our business organization, assets, employees and business relationships and retain the services of our key officers and key employees; and

      o take no action which would materially adversely affect or delay our ability or the ability of GWI to obtain any necessary approvals of any regulatory agency or other governmental entity or any third-party consent required for the transactions contemplated by the merger agreement or to perform our covenants and agreements under the merger agreement.

      We have also agreed that during the period from the date of the merger agreement until the Effective Time (except as expressly provided in the merger agreement) we will not and will not permit any of our subsidiaries to, without the prior written consent of GWI, which will not be unreasonably withheld:

      o    incur   indebtedness   for   borrowed   money   (except  for  certain
           refinancings of short term indebtedness and intercompany loans), assume, guarantee, endorse or become responsible for the obligations of any entity, or make any loan, advance or capital contribution;

      o make or commit to make any capital expenditures (net of governmental grants received) in excess of $100,000 for any single or related group of capital expenditures or $500,000 in the aggregate for all capital expenditures;

      o    adjust, split, combine or reclassify any of our capital stock;

      o make, declare, set aside or pay a dividend (except for certain intercompany dividends) or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire shares of our capital stock or securities convertible into or exchangeable for shares of our capital stock;

      o grant any entity the right to acquire shares of our capital stock or stock appreciation or similar rights except as permitted by our stock option plans;

      o issue, sell, transfer, pledge or otherwise encumber additional shares of capital stock or securities or obligations convertible into or exchangeable for shares of our capital stock, other than the issuance of our Common Stock pursuant to exercise of stock options or warrants disclosed as being outstanding on the date of the merger agreement and granted pursuant to our stock plans;

      o enter into any agreement, understanding or arrangement with respect to the sale or voting of our capital stock;

      o sell, transfer, mortgage, encumber or otherwise dispose of any of our properties or assets, including capital stock in our subsidiaries, to any entity other than to one of our subsidiaries, or cancel, release or assign indebtedness to any person or claims held by any person, except in the ordinary course of business consistent with past practice;

      o make any material investment, other than an investment in one of our subsidiaries;

      o acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the stock or assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization;

      o acquire or agree to acquire voting or non-voting equity securities or similar ownership interests in any person (other than one of our subsidiaries);

      o    commence, undertake or engage in any new line of business;

      o enter into or terminate any material lease, contract or agreement, or make any change in any of our existing material leases, contracts or agreements;

      o enter into any contract, arrangement, commitment or understanding which limits our ability or the ability of our subsidiaries to compete in any line of business, in any geographic area or with any person, or which requires referrals of any business;

      o    enter  into  any  contract  or  commitment   (including  any  of  our
           employment plans with any current or former employees, consultants, independent contractors or directors, but excluding options, warrants and other securities disclosed in the merger agreement as granted or outstanding) the benefits of which will be paid or increased, or the vesting of the benefits of which will be accelerated, by the delivery of the merger agreement or the occurrence of any of the transactions contemplated by the merger agreement, or the value of the benefits of which will be calculated on the basis of the transactions contemplated by the merger agreement;

      o enter into any loan agreement, indenture, mortgage, pledge, conditional sale or title retention agreement, security agreement, guaranty, standby letter of credit, or equipment lease involving the payment of more than $15,000 in any year or lease purchase agreement to which we or any of our subsidiaries is a party or which we or any of our subsidiaries is bound;

      o enter into any contract, agreement, arrangement or understanding involving payments or receipts by us or any of our subsidiaries in excess of $100,000 over the term thereof;

      o increase or accelerate the compensation or benefits of any present or former director, officer, consultant, independent contractor or employee of us or our subsidiaries (except for increases in salary or wages in the ordinary course of business consistent with past practice);

      o grant severance or termination pay to any present or former director, officer, consultant, independent contractor or employee of us or our subsidiaries;

      o loan or advance any money or other property to any present or former director, officer, consultant, independent contractor or employee of us or our subsidiaries;

      o establish, adopt, enter into, amend or terminate any employment plan with any current or former employee, consultant, independent contractor or director of or with respect to us or our subsidiaries or any plan, agreement, program, policy, trust, fund or other arrangement that would be an employment plan with any current or former employee, consultant, independent contractor or director of or with respect to us or our subsidiaries if it were in existence as of the date of the merger agreement;

      o amend any term of the options held by any employee, consultant and director to purchase our Common Stock;

      o pay, discharge or satisfy any claims, liabilities or obligations, except for the payment, discharge or satisfaction of current liabilities or obligations, in accordance with their terms, in the ordinary course of business consistent with past practice or payments, discharges or satisfaction of liabilities where the amount paid does not exceed $25,000 for any single matter or related group of matters, or waive, release, grant, or transfer any rights of value or modify or change any existing license, lease, contract or other document in any manner that would be materially adverse to us or any of our subsidiaries;

      o settle or compromise any litigation other than settlements or compromises of litigation where the amount paid does not exceed $25,000 for any single litigation matter or related group of litigation matters;

      o change any accounting principle used by us, except for changes as may be required to be implemented following the date of the merger agreement under generally accepted accounting principles or rules and regulations of the Securities and Exchange Commission promulgated following the date of the merger agreement, as concurred to by our independent auditors;

      o adopt or implement any amendment to our certificate of incorporation or bylaws or enter into any plan of consolidation, merger or reorganization with any person other than one of our subsidiaries;

      o    adopt  a plan of  complete  or  partial  liquidation  or  resolutions
           providing  for  or   authorizing  a  liquidation  or  a  dissolution,
           restructuring, recapitalization or reorganization;

      o take any action that is intended or may reasonably be expected to result in any of our representations and warranties set forth in the merger agreement being or becoming untrue in any material respect, or in any of the conditions to the merger set forth in "Conditions to the Merger" not being satisfied or in a violation of any provision of the merger agreement, except, in each case, as may be required by applicable law;

      o make or change any tax election, change any annual tax accounting period, change any method of tax accounting, file any amended tax return, enter into any closing agreement relating to any tax, settle any tax claim or assessment, surrender any right to claim a tax refund or consent to any extension or waiver of the limitations period applicable to any tax claim or assessment; or

      o agree to, or make any commitment to, take, or authorize, any action described above.

      In addition, if prior to the merger, we or any of our subsidiaries become aware of certain material tax matters such as the commencement of a tax audit, the assessment or notice of a material tax due, the issuance of a bill for collection of any material tax due or any material lien for taxes, or the commencement of any other administrative or judicial proceeding for the determination, assessment, or collection of any material tax on us or any of our subsidiaries, we must provide prompt notice to GWI of the matter.

EFFORTS TO COMPLETE THE MERGER

      Subject to the terms and conditions set forth in the merger agreement, Emons and GWI have each agreed and have agreed to cause their respective subsidiaries to use reasonable best efforts (1) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements necessary to achieve the completion of the merger and (2) to obtain (and to cooperate with the other party to obtain) any consent, authorization, order or approval of, or any exemption by, any governmental entity, regulatory agency and any other third party which is required to be obtained by the party or any of its subsidiaries to achieve the completion of the merger. The parties to the merger agreement will cooperate with each other and use their reasonable best efforts to promptly prepare and file all necessary documentation to effect all applications, notices, petitions and filings and to obtain as promptly as practicable all permits, consents, approvals and authorizations of all governmental entities and any other third parties necessary or advisable to achieve the completion of the merger and to comply fully with the terms and conditions of all permits, consents, approvals and authorizations of all governmental entities. To that effect, GWI and ETR, on the one hand, and Emons, on the other hand, have agreed to provide each other with assistance, information and cooperation as reasonably requested in that regard.

NO SOLICITATION OF ALTERNATIVE TRANSACTIONS

      We have agreed that neither we nor any of our subsidiaries will, nor will we or any of our subsidiaries authorize or permit any of our officers, directors, agents, representatives or advisors to, initiate, solicit, encourage, or otherwise facilitate any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to our stockholders) with respect to a merger, consolidation, business combination, reorganization, liquidation, dissolution, or similar transaction involving, or any purchase of all or any significant portion of the assets or any equity securities of, us or any of our subsidiaries, or any other transaction that could reasonably be expected to impede or delay the merger (any such proposal or offer, as set forth in greater detail in the merger agreement, an Acquisition Proposal).

      However, we may engage in any negotiations concerning, or provide any confidential information or data to, or have discussions with, any person relating to an unsolicited and superior written Acquisition Proposal, as described in the merger agreement, or otherwise facilitate or attempt to make or implement an unsolicited and superior written Acquisition Proposal, if (1) the Board of Directors, after consultation with our counsel, determines in the exercise of its fiduciary duties that the failure to engage in discussions or negotiations or provide information would constitute a breach by the Board of Directors of its fiduciary duties under applicable law, (2) we have received from a third party making an Acquisition Proposal an executed confidentiality agreement with terms not materially less favorable to us than those contained in the confidentiality agreement that we entered into with GWI, and (3) we have fully and completely complied with all of the no solicitation provisions in the merger agreement.

      We have agreed to cease and terminate any existing activities, discussions or negotiations with any other party previously conducted regarding an Acquisition Proposal, and will use our reasonable best efforts to cause any such party in possession of confidential information about us or our subsidiaries that was furnished by us or our subsidiaries in connection with an Acquisition Proposal to return or destroy all such information in its possession. We have agreed to notify GWI immediately if any such inquiries, proposals or offers are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with us or our subsidiaries.

TERMINATION OF THE MERGER AGREEMENT

      The merger agreement may be terminated at any time prior to the completion of the merger, whether before or after stockholder approval has been obtained:

      1.   by mutual written consent of GWI and Emons;

      2.   by either GWI or our Board of Directors, if:

           o any governmental entity or regulatory agency which must grant an approval required to complete the merger has denied its approval and the denial has become final and nonappealable or an order, decree, or another action of any governmental entity or regulatory agency that prevents the completion of the merger is in effect and has become final and nonappealable, except that the right to terminate will not be available to any party whose failure to comply with the merger agreement causes or results in that action;

           o our stockholders do not approve the merger agreement at the special meeting; or

           o the merger is not completed on or before June 1, 2002, except that the right to terminate will not be available to any party whose failure to fulfill any obligations under the merger agreement causes or results in the failure of the merger to be completed by that date until ten business days after that party has cured the failure;

      3.   by our Board of Directors if prior to the Effective Time:

           o GWI or ETR has failed to perform in any material respect any of their obligations under the merger agreement to be performed at or prior to the date of termination, so long as the failure to perform would permit us not to complete the merger as described above in the second bullet point under "Conditions to the Merger-Conditions to Emons' Obligation," and the failure is not cured or is incapable of being cured within ten days after the receipt by GWI of written notice of the failure;

           o any representation or warranty of GWI or ETR contained in the merger agreement is not true and correct, except for changes permitted by the merger agreement and taking into account the fact that those representations and warranties that speak as of an earlier date need only to remain true as of that date, and other than any failure of GWI's or ETR's representations and warranties to be true and correct which is not reasonably likely to materially adversely affect GWI's or ETR's ability to complete the merger, so long as the failure of the representation or warranty to be true would permit us not to complete the merger as described above in the first bullet point under "Conditions to the Merger-Conditions to Emons' Obligation," and the failure is not cured or is incapable of being cured within ten days after the receipt by GWI of written notice of the failure;

           o before the approval of the merger agreement by our stockholders, we give five business days' prior irrevocable written notice to GWI of our intention to accept an unsolicited superior Acquisition Proposal as described above under "No Solicitation of Alternative Transactions," and, unless after consultation with our outside counsel, our Board of Directors determines in good faith that it is not required to perform the actions set forth in the following clauses (1) and (2) under applicable law, (1) the notice will include the proposed or definitive documents relating to the superior Acquisition Proposal and will specify all material terms and conditions, and (2) prior to the termination, we will if requested by GWI in connection with any revised proposal GWI might make, negotiate in good faith for the five business day period with GWI, and the third-party proposal remains a superior Acquisition Proposal after taking into account any revised proposal during the five business day period; or

           o if the conditions to GWI's and ETR's obligations to complete the merger have all been satisfied except that GWI has not received the proceeds of financing identified in the financing letter to GWI from Fleet National Bank or upon terms and conditions that are, in the reasonable judgment of GWI and ETR, substantially equivalent to those contained in the financing letter, and GWI is unable or unwilling to complete the merger within five days following the receipt of notice from us that all of the conditions to our obligations to complete the merger have been satisfied or waived; or

      4.   by GWI if prior to the Effective Time:

           o we have failed to perform in any material respect any of our obligations under the merger agreement to be performed at or prior to the date of termination, so long as the failure to perform would permit GWI not to complete the merger as described above in the second bullet point under "Conditions to the Merger-Conditions to GWI's and ETR's Obligations" and the failure is not cured or is incapable of being cured within ten days after the receipt by us of written notice of the failure;

           o any representation or warranty of us contained in the merger agreement is not true and correct, except for changes permitted by the merger agreement and taking into account the fact that those representations and warranties that speak as of any earlier date need only to remain true as of that date, so long as the failure of the representation or warranty to be true would permit GWI not to complete the merger as described above in the first bullet point under "Conditions to the Merger-Conditions to GWI's and ETR's Obligations" and the failure is not cured or is incapable of being cured within ten days after the receipt by us of written notice of the failure;

           o our Board of Directors withdraws or materially modifies or changes its recommendation of the merger agreement in a way that is adverse to GWI or ETR (or fails to reconfirm its recommendation if requested by GWI within ten business days following the request) or approves, accepts or recommends another Acquisition Proposal;

           o we or any of our subsidiaries have breached in any material respect the no solicitation provisions in the merger agreement as described more fully in "-No Solicitation of Alternative Transactions"; or

           o GWI, ETR or any of their affiliates has become an "Acquiring Person," or a "Share Acquisition Date" or "Distribution Date," as the terms are defined in our stockholder rights agreement, has occurred with respect to GWI or ETR under our stockholder rights agreement.

TERMINATION FEES

      We must pay to GWI a termination fee of $1 million if the merger agreement is terminated under any of the following circumstances:

      o GWI terminates the merger agreement pursuant to (or the merger agreement is terminated at a time that GWI is entitled to terminate it pursuant to) the third, fourth or fifth bullet point under paragraph (4) above under "-Termination of the Merger Agreement";

      o    we terminate the merger agreement  pursuant to the third bullet point
           under  paragraph  (3)  above  under   "-Termination   of  the  Merger
           Agreement";

      o an Acquisition Proposal is commenced, publicly disclosed, or otherwise communicated to us at any time on or after the date of the merger agreement and prior to the termination of the merger agreement, and the merger agreement is terminated pursuant to (or the merger agreement is terminated at a time that GWI is entitled to terminate it pursuant to)

           o   the  second   bullet  point  under   paragraph  (2)  above  under
               "-Termination of the Merger Agreement";

           o   the  first   bullet  point  under   paragraph   (4)  above  under
               "-Termination of the Merger Agreement" based on our willful failure to perform any obligation under the merger agreement; or

           o the second bullet point under paragraph (4) above under "-Termination of the Merger Agreement" based on our willful act or omission causing a representation or warranty in the merger agreement not to be true; or

      o either party terminates pursuant to (or the merger agreement is terminated at a time that GWI is entitled to terminate it pursuant
           to) the second or third bullet point under paragraph (2) above under "-Termination of the Merger Agreement" and we are in willful and material breach of a representation, warranty, covenant or agreement contained in the merger agreement, and within 12 months after the termination of the merger agreement, we enter into a definitive agreement to complete or do complete an Acquisition Proposal.

      GWI must pay to us a termination fee of $1 million if the merger agreement is terminated pursuant to the fourth bullet point under paragraph (3) above under "-Termination of the Merger Agreement."

INTERESTS OF CERTAIN PERSONS IN THE MERGER

      Certain executive officers of Emons who are also members of the Board of Directors have interests in the merger in addition to their interest as stockholders of Emons. These interests, which were known by the Board of Directors prior to their approval of the merger, are described in more detail below.

      EMPLOYMENT. Subject to further discussions and negotiation following the close of the merger, Robert Grossman, Chairman of the Board, President and Chief Executive Officer of Emons, may enter into an employment arrangement with GWI whereby Mr. Grossman would become an employee of GWI in an executive capacity. Also, subject to further discussions and negotiation following the close of the merger, Scott F. Ziegler, Senior Vice President and Chief Financial Officer of Emons, may enter into an employment arrangement with GWI whereby Mr. Ziegler would become an employee of GWI in a financial management capacity.

      SEVERANCE PAYMENTS. Upon consummation of the merger, GWI has agreed to guarantee a payment to each of Mr. Grossman and Mr. Ziegler in the amount provided for in Emons' existing employment agreement with Mr. Grossman and Emons' existing change in control agreement with Mr. Ziegler, respectively, which they would have otherwise been entitled to receive upon their termination of employment following a change of control of Emons. Management for purposes of this Proxy Statement estimates that the severance benefits, payable in cash, will equal approximately $1,019,672 and $450,000 for Mr. Grossman and Mr. Ziegler, respectively, plus amounts due for the continuation of Mr. Grossman's and Mr. Ziegler's life, disability, health, hospitalization, and medical insurance benefits for a period of three years.

      Emons has also entered into change in control agreements with executive officers Michael T. Chilson and Phillip A. DuPont which provide that if the executive is terminated at any time following a change in control of Emons, or terminates his employment within one year following a change in control after a constructive demotion by Emons (as defined in the agreements), the executive will receive a lump sum payment, within 30 days after the termination, equal to 24 months' of his base salary at the highest rate in effect within six months prior to his termination, and continuation for the same period of time of all medical, life and disability insurance benefits.

      DIRECTORS' AND OFFICERS' INSURANCE; INDEMNIFICATION. The merger agreement provides that for a period of six years after the consummation of the merger, the surviving corporation's certificate of incorporation and bylaws will contain the indemnification provisions set forth in our certificate of incorporation and bylaws. The merger agreement also requires GWI and ETR, after consummation of the merger, to indemnify, defend and hold harmless present and former directors and officers of Emons and its subsidiaries with respect to matters existing at or prior to the Effective Time to the fullest extent then permitted by applicable law and, subject to specified limitations, to advance expenses in connection therewith. GWI has agreed to use its reasonable best efforts to maintain the existing or similar liability insurance policies with respect to directors and officers of Emons for a six-year period, provided that GWI will not be required to spend in any year more than 200% of the amount expended by Emons in fiscal 2001 for such insurance coverage.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

      The following discussion of material federal income tax consequences of the merger to certain holders of Common Stock is based on present law and does not purport to be a complete analysis of all tax consequences that may be relevant to any particular stockholder. The state, local, foreign and estate tax consequences to stockholders of Emons are not discussed. Certain holders (including, but not limited to, insurance companies, tax-exempt organizations, financial institutions, securities dealers, broker-dealers, employee stockholders, foreign corporations, foreign partnerships, foreign estates or trusts, persons who are not citizens or residents of the United States and persons who acquired shares of Common Stock as part of a straddle or conversion transaction) may be subject to special rules not discussed below. The discussion assumes that each stockholder holds shares of Common Stock as a capital asset. However, certain stockholders who are employees or directors of Emons may not be entitled to treat certain of the shares which they may have acquired from Emons as capital assets and may be required to report any gain on the sale of the shares as taxable compensation from Emons. The discussion is based on laws, regulations, rulings, practice and judicial decisions now in effect, all of which are subject to change (possibly with retroactive effect) by legislation, administrative action or judicial decision.

      The exchange of shares of Common Stock for cash pursuant to the merger (or, in the case of a dissenting stockholder, pursuant to any appraisal proceedings) will be treated as a sale or exchange of those shares for federal income tax purposes. Each stockholder (including a dissenting stockholder) will recognize capital gain or loss for federal income tax purposes generally in an amount equal to the difference, if any, between the amount of cash received and the adjusted tax basis of the stockholder's shares of Common Stock surrendered (except, in the case of dissenting stockholders, for any amount constituting interest, which will be taxable as ordinary income). Except for gain attributable to certain shares owned by employees or directors of Emons as described above, gain or loss on the sale of the shares will be long-term capital gain or loss if the shares of Common Stock have been held by the stockholder for more than one year and will be short-term capital gain or loss if the shares of Common Stock have been held by the stockholder for one year or less. Long-term capital gain is eligible for reduced rates of taxation. There are limitations on the deductibility of capital losses.

      The receipt of cash for shares of Common Stock will be subject to backup withholding unless the holder or other payee (1) is a corporation or comes within certain other exempt categories, or (2) provides a certified taxpayer identification number and otherwise complies with the backup withholding rules. Each stockholder and, if applicable, each other payee, should complete and sign the Substitute Form W-9 included as part of the letter of transmittal to be returned to the exchange agent, in order to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the exchange agent. Backup withholding is not an additional tax; any amounts so withheld will be credited against the federal income tax liability of the person subject to the withholding provided the required information is furnished to the IRS.

      The foregoing discussion is only a summary of the material federal income tax consequences of the merger. Accordingly, each stockholder is urged to consult his, her or its own tax advisor with respect to the federal income tax consequences of the merger, as well as with respect to any state, local, foreign or other federal tax consequences, in light of the stockholder's particular situation.

ACCOUNTING TREATMENT

      GWI will treat the merger as a purchase for accounting purposes.

OPERATIONS AFTER THE MERGER

      At the Effective time, ETR will merge with and into Emons, with Emons being the surviving corporation. As a result of the merger, we will cease to be an independently publicly traded company and will become a wholly owned subsidiary of GWI. The certificate of incorporation and bylaws of Emons in effect immediately prior to the Effective Time will govern the surviving corporation after consummation of the merger. At the Effective Time, the directors and executive officers of ETR immediately prior to the Effective Time will be the directors and executive officers of the surviving corporation after consummation of the merger. Upon consummation of the merger, the rights and obligations of Emons will become the rights and obligations of the surviving corporation, including the duties and liabilities connected therewith.

REGULATORY APPROVALS

      The Surface Transportation Board (STB) has jurisdiction over transactions, such as the merger, that result in the control of one or more rail carriers by an entity that is a rail carrier or already controls one or more rail carriers. GWI will obtain authority for the merger transaction by filing a Verified Notice of Exemption with the STB, which permits the transaction to proceed seven days later. A Verified Notice of Exemption will be void if it contains false or misleading information. Also, a Verified Notice of Exemption can be revoked at any time if the STB determines that a more detailed review of the transaction is necessary. GWI expects to file a Verified Notice of Exemption with the STB so that the required seven-day waiting period has elapsed prior to the special meeting of stockholders. The Investment Canada Act also requires a post-closing notification of the transaction to the Investment Review Division of Industry Canada.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

      The following table sets forth information concerning beneficial ownership of Common Stock as of January 3, 2002 by each director of Emons, the most highly compensated executive officers of Emons, and all directors and named executive officers as a group.

                                               AMOUNT AND NATURE OF    PERCENT
TITLE OF CLASS    NAME OF BENEFICIAL OWNER+    BENEFICIAL OWNERSHIP   OF CLASS
--------------    ------------------------     --------------------   --------

Common Stock           Robert Grossman              676,814 (1)         8.99%

Common Stock           Michael J. Blake             439,433 (2)         6.18%

Common Stock           Scott F. Ziegler             198,500 (3)         2.74%

Common Stock           Phillip A. DuPont            165,000 (4)         2.30%

Common Stock        Robert J. Smallacombe            80,833 (5)         1.13%

Common Stock           Alfred P. Smith               74,833 (6)         1.05%

Common Stock            Dean H. Wise                 60,833 (7)          *

Common Stock         Kimberly A. Madigan             36,833 (8)          *

Common Stock         Michael T. Chilson              25,000 (9)          *

Common Stock      All directors and officers      1,758,079 (10)       22.04%
                   as a group (9 persons)


___________________

(+)  The  address  for  all  directors  and  executive  officers  is  c/o  Emons
Transportation   Group,  Inc.,  96  South  George  Street,  York,   Pennsylvania
17401-1436.

(*) Percentage of shares beneficially owned does not exceed one percent of Common Stock outstanding.

(1) Includes (i) 1,000 shares owned by Mr. Grossman's wife, as to which Mr. Grossman disclaims beneficial ownership; and (ii) options to purchase 50,000 shares of Common Stock at a price of $.906 per share, 300,000 shares of Common Stock at a price of $1.0625 per share, 50,000 shares of Common Stock at a price of $3.25 per share and 50,000 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable.

(2) Includes options to purchase 15,000 shares of Common Stock at a price of $3.2188 per share, 10,000 shares of Common Stock at a price of $2.50 per share and 3,333 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable or will become exercisable within sixty days. Does not include unvested options to purchase 6,667 shares of Common Stock at a price of

$2.015 per share that will vest upon consummation of the merger.

(3) Includes options to purchase 25,000 shares of Common Stock at a price of $.8125 per share, 25,000 shares of Common Stock at a price of $1.0625 per share, 50,000 shares of Common Stock at a price of $3.25 per share, 15,000 shares of Common Stock at a price of $2.875 per share, 25,000 shares of Common Stock at a price of $2.50 per share and 20,000 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable.

(4) Includes (i) 6,000 shares of restricted Common Stock which have not vested as of January 3, 2002; and (ii) options to purchase 5,000 shares of Common Stock at a price of $2.5625 per share, 15,000 shares of Common Stock at a price of $1.875 per share, 15,000 shares of Common Stock at a price of $3.1563 per share, 15,000 shares of Common Stock at a price of $3.9063 per share, 15,000 shares of Common Stock at a price of $2.875 per share, 25,000 shares of Common Stock at a price of $2.50 per share and 20,000 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable.

(5) Includes options to purchase 10,000 shares of Common Stock at a price of $.906 per share, 15,000 shares of Common Stock at a price of $1.0625 per share, 15,000 shares of Common Stock at a price of $2.2813 per share, 7,500 shares of Common Stock at a price of $2.50 per share and 3,333 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable or will become exercisable within sixty days. Does not include unvested options to purchase 6,667 shares of Common Stock at a price of $2.015 per share that will vest upon consummation of the merger.

(6) Includes options to purchase 15,000 shares of Common Stock at a price of $3.2188 per share, 10,000 shares of Common Stock at a price of $2.50 per share and 3,333 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable or will become exercisable within sixty days. Does not include unvested options to purchase 6,667 shares of Common Stock at a price of $2.015 per share that will vest upon consummation of the merger.

(7) Includes options to purchase 15,000 shares of Common Stock at a price of $1.6875 per share, 10,000 shares of Common Stock at a price of $3.25 per share, 7,500 shares of Common Stock at a price of $2.50 per share and 3,333 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable or will become exercisable within sixty days. Does not include unvested options to purchase 6,667 shares of Common Stock at a price of $2.015 per share that will vest upon consummation of the merger.

(8) Includes options to purchase 15,000 shares of Common Stock at a price of $2.4375 per share, 10,000 shares of Common Stock at a price of $1.375 per share, 7,500 shares of Common Stock at a price of $2.50 per share and 3,333 shares of Common Stock at a price of $2.015 per share, all of which are currently exercisable or will become exercisable within sixty days. Does not include unvested options to purchase 6,667 shares of Common Stock at a price of $2.015 per share that will vest upon consummation of the merger.

(9) Includes 20,000 shares of restricted Common Stock which have not vested as of January 3, 2002. Does not include unvested options to purchase 35,000 shares of Common Stock at a price of $1.925 per share that will vest upon consummation of the merger.

(10) See notes 1 through 9 above.

PRINCIPAL HOLDERS OF VOTING SECURITIES

      The following table sets forth certain information regarding ownership of Emons' equity securities as of January 3, 2002 by each person who is known to Emons to own beneficially more than 5% of its voting securities. On January 3, 2002, there were 7,076,804 shares of Common Stock issued and outstanding, which were held by approximately 1,923 stockholders of record.


                                               AMOUNT AND NATURE
                 NAME AND ADDRESS OF             OF BENEFICIAL       PERCENT
TITLE OF CLASS     BENEFICIAL OWNER                 OWNERSHIP        OF CLASS
--------------   -------------------           -----------------     --------

Common Stock     The Bank of New York             1,924,902 (1)       27.20%
                 101 Barclay Street
                 New York, New York 10286

Common Stock     Genesee & Wyoming Inc.             748,914 (2)       10.58%
                 66 Field Point Road
                 Greenwich, Connecticut 06830

Common Stock     Robert Grossman                    676,814            8.99%
                 96 South George Street
                 York, Pennsylvania 17401-1436

Common Stock     J.P. Morgan Chase Bank             554,868            7.84%
                 380 Madison Avenue
                 9th Floor
                 New York, New York  10017-2591

Common Stock     Michael J. Blake                   439,433            6.18%
                 96 South George Street
                 York, Pennsylvania 17401-1436

Common Stock     Wachovia Corporation               392,710            5.55%
                 123 Broad Street
                 Philadelphia, Pennsylvania  19109


______________

(1) The shares owned of record by The Bank of New York are owned by it in its capacity as escrow agent acting for and on behalf of certain holders of claims and interests in Emons Industries, Inc., a wholly owned subsidiary of Emons, which shares are periodically distributed pro rata to holders of certain allowed claims under the Emons Industries, Inc. reorganization plan. The escrow agent, as record owner of those shares, has the power to vote those shares and has expressed its intention to vote such shares, in person or by proxy, proportionally in accordance with the votes cast on each matter by the other holders of the outstanding Common Stock. The number of shares of Common Stock to be distributed to any one holder of claims depends upon the resolution of certain contingent liabilities of Emons Industries, Inc. It is not possible to determine at this time either the manner in which those contingent liabilities will be resolved or the resulting disposition of the shares of Common Stock currently held by the escrow agent.

(2) Represents voting securities controlled by GWI pursuant to the voting agreement, under which certain directors of Emons irrevocably appointed GWI or its designee as the lawful proxy to vote all shares of Common Stock beneficially owned by them in favor of the adoption of the merger agreement. See "THE MERGER-Related Agreements-Voting Agreement."

      Emons knows of no individual holder, other than the escrow agent, GWI, Robert Grossman, J.P. Morgan Chase Bank, Michael J. Blake and Wachovia Corporation who beneficially owns more than 5% of the Common Stock.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      A representative of Arthur Andersen LLP, independent certified public accountants, is expected to be present at the special meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to questions raised at the special meeting.

                              STOCKHOLDER PROPOSALS

      In the event the merger is not consummated, any stockholder who wishes to have a proposal considered for inclusion in Emons' proxy statement for its 2002 Annual Meeting of Stockholders must have delivered such proposal in writing to Emons' main office not later than June 11, 2002 (or, depending on the date of such meeting, such later date as determined pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended). Proposals received by Emons after June 11, 2002 will be considered untimely. In order to curtail controversy as to the date on which Emons received a proposal, proponents should submit their proposals by Certified Mail-Return Receipt Requested. Timely receipt of a stockholder's proposal, however, will satisfy only one of various requirements for inclusion in Emons' proxy materials.

                                  OTHER MATTERS

      The Board of Directors is not aware of any other matters to be presented at the special meeting. If any additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment on such matters.

                           FORWARD-LOOKING INFORMATION

      The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. This Proxy Statement may contain "forward-looking" statements regarding future events and the future performance of Emons that are generally noted by terms such as "believe," "expectations," "foresee," "goals," "potential," and "prospects." These forward looking statements involve risks and uncertainties that could cause actual results to differ materially. Those risks and uncertainties include, but are not limited to, economic conditions, continued or reduced operations at customers' facilities, service of connecting Class I rail carriers, increased competition in the relevant market, government regulation, and other factors described in other filings with the Securities and Exchange Commission that could cause Emons' results to differ from its current expectations.

                       WHERE YOU CAN FIND MORE INFORMATION

      We file annual, quarterly, and current reports, proxy statements, and other information with the Securities and Exchange Commission. You may read and copy any document we file at the Securities and Exchange Commission's public reference room at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. Our filings are also available to the public at the Securities and Exchange Commission's website at http://www.sec.gov.

      On written request, Emons will promptly provide without charge to each record or beneficial holder of its Common Stock as of the record date, a copy of Emons' Annual Report on Form 10-K for the year ended June 30, 2001, as filed with the Securities and Exchange Commission. Requests should be addressed to Investor Relations, Emons Transportation Group, Inc., 96 South George Street, York, Pennsylvania 17401-1436.



                                   By Order of the Board of Directors
                                   Emons Transportation Group, Inc.


                                   /s/ Scott F. Ziegler

                                   Scott F. Ziegler
                                   Secretary


York, Pennsylvania
January 16, 2002

                                                                      APPENDIX A
                                                                      ----------


--------------------------------------------------------------------------------


                          AGREEMENT AND PLAN OF MERGER

                                  by and among

                             GENESEE & WYOMING INC.,

                           ETR ACQUISITION CORPORATION

                                       and

                        EMONS TRANSPORTATION GROUP, INC.

                          Dated as of December 3, 2001


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I The Merger...........................................................1

         1.1   The Merger......................................................1
         1.2   Closing.........................................................1
         1.3   Effective Time..................................................2
         1.4   Effects of the Merger...........................................2
         1.5   Conversion of Company Common Stock..............................2
         1.6   Options, Warrants and Restricted Stock..........................3
         1.7   Certificate of Incorporation....................................4
         1.8   Bylaws..........................................................4
         1.9   Directors and Officers of Surviving Corporation.................4
         1.10  Alternate Transaction Structures................................4

ARTICLE II Exchange of Shares..................................................5

         2.1   Establishment of Exchange Fund..................................5
         2.2   Exchange of Shares..............................................5

ARTICLE III Representations and Warranties of Company..........................6

         3.1   Corporate Organization..........................................6
         3.2   Capitalization..................................................8
         3.3   Authority; No Violation.........................................9
         3.4   Consents and Approvals.........................................10
         3.5   Regulatory Reports.............................................11
         3.6   Broker's Fees; Opinion of Company Financial Advisor............11
         3.7   Absence of Certain Changes or Events...........................12
         3.8   Legal Proceedings..............................................12
         3.9   Taxes and Tax Returns..........................................12
         3.10  Employees......................................................15
         3.11  SEC Reports....................................................17
         3.12  Financial Statements...........................................18
         3.13  Licenses; Compliance with Applicable Law.......................18
         3.14  Certain Contracts..............................................18
         3.15  Agreements with Regulatory Agencies............................20
         3.16  Investment Securities..........................................20
         3.17  Interest Rate Risk Management Instruments......................20
         3.18  Undisclosed Liabilities........................................20
         3.19  Environmental Liability........................................21
         3.20  Information Supplied...........................................21
         3.21  Insurance......................................................22
         3.22  Intellectual Property..........................................22
         3.23  Rights Agreement...............................................22

         3.24  State Anti-Takeover Statutes...................................22
         3.25  Properties.....................................................23
         3.26  Relations with Principal Customers.............................23

ARTICLE IV Representations and Warranties of Parent and Sub...................24

         4.1   Corporate Organization.........................................24
         4.2   Authority; No Violation........................................24
         4.3   Consents and Approvals.........................................25
         4.4   Broker's Fees..................................................25
         4.5   Information Supplied...........................................25
         4.6   Financial Capability...........................................25

ARTICLE V Covenants Relating to Conduct of Business...........................25

         5.1   Conduct of Company Businesses Prior to the Effective Time......25
         5.2   Forbearances of Company........................................26
         5.3   Transition.....................................................28
         5.4   Notification of Tax Proceedings................................29

ARTICLE VI Additional Agreements..............................................29

         6.1   Company Stockholders Meeting; Preparation of Proxy Statement...29
         6.2   Reasonable Best Efforts........................................30
         6.3   Access to Information..........................................31
         6.4   Indemnification; Directors' and Officers' Insurance............32
         6.5   Additional Agreements..........................................33
         6.6   Advice of Changes..............................................33
         6.7   No Solicitation................................................33
         6.8   Publicity......................................................35
         6.9   Stockholder Litigation.........................................35
         6.10  Anti-Takeover Provisions.......................................35
         6.11  Stop Transfer..................................................35
         6.12  Parent Other Actions...........................................36

ARTICLE VII Conditions Precedent..............................................36

         7.1   Conditions to Each Party's Obligation To Effect the Merger.....36
         7.2   Conditions to Company's Obligations to Effect the Merger.......37
         7.3   Conditions to Parent's and Sub's Obligations to
               Effect the Merger..............................................37

ARTICLE VIII Termination and Amendment........................................38

         8.1   Termination....................................................38
         8.2   Effect of Termination..........................................40
         8.3   Amendment......................................................41
         8.4   Extension; Waiver..............................................41

ARTICLE IX General Provisions.................................................41

         9.1   Nonsurvival of Representations, Warranties and Agreements......41
         9.2   Expenses.......................................................42
         9.3   Notices........................................................42
         9.4   Interpretation.................................................43
         9.5   Counterparts; Facsimile........................................43
         9.6   Entire Agreement...............................................43
         9.7   Governing Law..................................................43
         9.8   Severability...................................................43
         9.9   Assignment; Third Party Beneficiaries..........................43
         9.10  Enforcement....................................................44

                          AGREEMENT AND PLAN OF MERGER

          AGREEMENT AND PLAN OF MERGER, dated as of December 3, 2001 (this "AGREEMENT") by and among GENESEE & WYOMING INC., a Delaware corporation ("Parent"), ETR ACQUISITION CORPORATION, a Delaware corporation and a wholly owned subsidiary of Parent ("SUB"), and EMONS TRANSPORTATION GROUP, INC., a Delaware corporation ("COMPANY").

          WHEREAS, the respective Boards of Directors of Parent, Sub and Company have determined that the merger of Sub with and into Company (the "MERGER"), with Company as the surviving corporation of the Merger (the "SURVIVING CORPORATION"), upon the terms and subject to the conditions set forth in this Agreement, is advisable and fair to and in the best interests of their respective stockholders;

          WHEREAS, as an inducement and condition to Parent and Sub entering into this Agreement, and concurrently with the execution of this Agreement, certain officers and directors of Company are executing and delivering to Parent a Voting Agreement (the "SUPPORT AGREEMENT") dated as of the date hereof; and

          WHEREAS, the parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe certain conditions therefor.

          NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:


                                   ARTICLE I

                                  THE MERGER

          1.1 THE MERGER. Subject to the terms and conditions of this Agreement and in accordance with the Delaware General Corporation Law (the "DGCL"), at the Effective Time (as defined in Section 1.3), Sub shall merge with and into Company. Company shall be the Surviving Corporation in the Merger and shall continue its corporate existence under the laws of the State of Delaware. Upon consummation of the Merger, the separate corporate existence of Sub shall terminate.

          1.2 CLOSING. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to
Section 8.1, the closing of the Merger (the "CLOSING") shall take place at 10:00 a.m., New York City time, on the second business day after satisfaction or waiver of the conditions (excluding conditions that, by their terms, cannot be satisfied until the Closing Date (as defined in this Section 1.2), but subject to satisfaction or waiver of such conditions on the Closing Date) set forth in
Article VII (the "CLOSING DATE"), at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, unless another date, time or place is agreed to in writing by the parties hereto.

          1.3 EFFECTIVE TIME. As soon as practicable following the Closing, the parties shall file a certificate of merger (the "CERTIFICATE OF MERGER") with the Secretary of State of the State of Delaware and shall make all other filings or recordings required under the DGCL. The Merger shall become effective at such time as the Certificate of Merger shall have been duly filed with the Secretary of State of the State of Delaware, or at such later time as is agreed by Parent and Company and specified in the Certificate of Merger (the time the Merger becomes effective being the "EFFECTIVE TIME").

          1.4 EFFECTS OF THE MERGER. At and after the Effective Time, the Merger shall have the effects set forth in the DGCL, including Sections 259, 260 and 261 of the DGCL.

          1.5 CONVERSION OF COMPANY COMMON STOCK. At the Effective Time by virtue of the Merger and without any action on the part of Parent, Sub, Company or the holder of any of the following securities:

          (a) Each share of common stock, par value $0.01 per share, of Company (the "COMPANY COMMON STOCK"), together with the associated common stock purchase rights (the "COMPANY RIGHTS") under the Company Rights Agreement (as defined in Section 3.23) issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock canceled pursuant to Section 1.5(c) and Dissenting Shares, as defined in
     Section 1.5(d)) shall be converted into the right to receive $2.50 in cash payable to the holder thereof, without interest thereon (the "MERGER CONSIDERATION"), less any required withholding taxes.

          (b) All of the shares of Company Common Stock and Company Rights issued and outstanding immediately prior to the Effective Time shall no longer be outstanding and shall automatically be canceled and shall cease to exist as of the Effective Time, and each certificate (each a "COMMON CERTIFICATE") previously representing any such shares of Company Common Stock and Company Rights (other than shares canceled pursuant to Section 1.5(c) and Dissenting Shares) shall thereafter represent solely the right to receive the Merger Consideration into which the shares of Company Common Stock and Company Rights represented by such Common Certificate have been converted pursuant to this Section 1.5.

          (c) At the Effective Time, all shares of Company Common Stock that are held by Company as treasury stock, if any, or by Parent or any of Parent's wholly owned Subsidiaries (as defined in Section 3.1(a)) shall automatically be canceled and shall cease to exist, and no cash, stock of Parent or other consideration shall be delivered in exchange therefor.

          (d) Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time held by holders (if any) who have not voted in favor of the Merger or consented thereto in writing and who have demanded appraisal rights with respect thereto in accordance with Section 262 of the DGCL and, as of the Effective Time, have not failed to perfect or have not effectively withdrawn or lost their rights to appraisal and payment under
     Section 262 of the DGCL ("DISSENTING SHARES") shall not be converted into the right to receive the Merger Consideration as described in Section 1.5(a), but holders of such shares shall be entitled to receive payment of the appraised value of such Dissenting Shares in accordance with the provisions of such Section 262, except that any Dissenting Shares held by a holder who shall have failed to perfect or shall have effectively withdrawn or lost its right to appraisal and payment under Section 262 of the DGCL shall thereupon be deemed to have been converted into the right to receive the Merger Consideration, less any required withholding taxes, and shall no longer be considered Dissenting Shares. Any holder of Dissenting Shares who becomes entitled to payment for such holder's Company Common Stock pursuant to such Section 262 of the DGCL shall receive payment therefor from the Surviving Corporation. Company shall give Parent (i) prompt notice of any written demands for appraisal of any shares, attempted withdrawals of such demands and any other instruments served pursuant to the DGCL received by Company relating to stockholders' rights of appraisal and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the DGCL. Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisals of capital stock of Company, offer to settle or settle any such demands or approve any withdrawal of any such demands.

          (e) Each share of common stock, par value $.01 per share, of Sub issued and outstanding immediately prior to the Effective Time shall be converted into one identical share of the common stock of the Surviving Corporation and shall constitute the only issued and outstanding capital stock of the Surviving Corporation following the Effective Time.

          1.6 OPTIONS, WARRANTS AND RESTRICTED STOCK. (a) Immediately prior to the Effective Time, each employee, consultant and director stock option to purchase shares of Company Common Stock (each, a "COMPANY OPTION") and each Company Warrant (as defined in Section 3.2) which is then outstanding and unexercised, whether or not then exercisable, shall be (or, if not previously vested and exercisable, shall become) vested and exercisable (provided that any Company Option or Company Warrant as to which the per share exercise price exceeds the Merger Consideration shall not be exercisable and shall be canceled without consideration therefor) and such Company Options and Company Warrants immediately thereafter shall be canceled by Company pursuant to this Section 1.6, and each holder of a canceled Company Option or Company Warrant shall be entitled to receive at the Effective Time or as soon as practicable thereafter from Company in consideration for the cancellation of such Company Option or Company Warrant an amount in cash equal to the product of (i) the number of shares of Company Common Stock previously subject to such Company Option or Company Warrant and (ii) the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock previously subject to such Company Option or Company Warrant, less any applicable withholding taxes.

          (b) Immediately prior to the Effective Time, each share of restricted Company Common Stock held by an employee, consultant or director of Company or its Subsidiaries ("COMPANY RESTRICTED STOCK"), which is then outstanding and restricted, shall become vested and such Company Restricted Stock immediately thereafter shall be converted into the right to receive Merger Consideration.

          (c) Company shall (i) take all actions necessary and appropriate so that all stock or other equity based plans maintained with respect to Company Common Stock (the "COMPANY STOCK PLANS"), including, without limitation, the plans listed in Section 3.10(a) of the Company Disclosure Schedule, shall terminate as of the Effective Time and that any other Employee Plan (as hereinafter defined in Section 3.10) providing for the issuance, transfer or grant of any capital stock of Company or any interest in respect of any capital stock of Company shall be amended to provide that no further issuances, transfer or grants shall be permitted as of the Effective Time and (ii) provide that, following the Effective Time, no holder of a Company Option, a Company Warrant or Company Restricted Stock or any participant in any Company Stock Plan shall have any right thereunder to acquire or receive any capital stock of Company, Parent or the Surviving Corporation. Prior to the Effective Time, Company shall use reasonable best efforts to (x) obtain all necessary consents from, and provide (in a form acceptable to Parent) any required notices to, holders of Company Options and Company Restricted Stock and (y) amend the terms of the applicable Company Stock Option, Company Restricted Stock and Company Stock Plan, in each case as is necessary to give effect to the provisions of this
Section 1.6.

          1.7 CERTIFICATE OF INCORPORATION. Subject to the terms and conditions of this Agreement, at the Effective Time, the certificate of incorporation of Company, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided therein and by the DGCL.

          1.8 BYLAWS. Subject to the terms and conditions of this Agreement, at the Effective Time, the bylaws of Company, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation until thereafter amended as provided therein and by the DGCL.

          1.9 DIRECTORS AND OFFICERS OF SURVIVING CORPORATION. At the Effective Time, the directors and officers of Sub immediately prior to the Effective Time shall be the directors and officers, respectively, of the Surviving Corporation following the Merger, to hold office in accordance with the Surviving Corporation's bylaws and applicable law.

          1.10 ALTERNATE TRANSACTION STRUCTURES. The parties agree that Parent may at any time change the method of effecting the Merger, including by merging Company with and into Parent or by merging Company with and into a direct or indirect wholly owned subsidiary of Parent, and Company shall cooperate in such efforts, including by entering into an appropriate amendment to this Agreement; PROVIDED, HOWEVER, that any such actions shall not (a) alter or change the amount or kind of consideration to be issued to holders of Company Common Stock, Company Options or Company Warrants as provided for in this Agreement or the timing of payment therefor as provided herein, (b) adversely affect the tax treatment to Company's stockholders as a result of receiving the Merger Consideration, or (c) materially delay or make materially more difficult the receipt of any approval referred to in Section 7.1(b) or the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE II

                               EXCHANGE OF SHARES

          2.1 ESTABLISHMENT OF EXCHANGE FUND. Prior to the Effective Time, Parent shall designate a bank or trust company to act as exchange agent (the "EXCHANGE AGENT") for the payment of the Merger Consideration. At or prior to the Effective Time, Parent shall deposit, or shall cause to be deposited, with the Exchange Agent, for the benefit of the holders of Common Certificates, for exchange in accordance with this Article II, cash (such cash being hereinafter referred to as the "EXCHANGE FUND") to be paid pursuant to Section 2.2(a) in exchange for outstanding shares of Company Common Stock.

          2.2 EXCHANGE OF SHARES. (a) As soon as practicable after the Effective Time, the Exchange Agent shall mail to each holder of record as of the Effective Time of one or more Common Certificates (other than with respect to shares of Company Common Stock canceled pursuant to Section 1.5(c)) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Common Certificates shall pass, only upon delivery of the Common Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Common Certificates in exchange for the Merger Consideration. Upon proper surrender of a Common Certificate for exchange and cancellation to the Exchange Agent, together with such properly completed letter of transmittal, duly executed, covering such Common Certificate, the holder of such Common Certificate shall be entitled to receive in exchange therefor a check representing the amount of the Merger Consideration, less any required withholding taxes, and the Common Certificate so surrendered shall forthwith be canceled. No interest will be paid or accrued on the Merger Consideration payable to holders of Common Certificates.

          (b) If the payment of the Merger Consideration is to be made to a person other than the registered holder of the Common Certificate surrendered in exchange therefor, it shall be a condition to the payment thereof that the Common Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other taxes required by reason of the issuance, delivery or payment of such Merger Consideration to any person other than the registered holder of the Common Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

          (c) After the Effective Time, there shall be no transfers on the stock transfer books of Company of the shares of Company Common Stock, which were issued and outstanding immediately prior to the Effective Time. If, after the Effective Time, Common Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be canceled and exchanged for the applicable Merger Consideration as provided in this Article II.

          (d) Any portion of the Exchange Fund that remains unclaimed by the stockholders of Company for 6 months after the Effective Time shall be paid to Parent. Any stockholders of Company who have not theretofore complied with this
Article II shall thereafter look only to Parent for payment of the Merger

Consideration, without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Exchange Agent or any other person shall be liable to any former holder of shares of Company Common Stock for any Merger Consideration delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

          (e) In the event any Common Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Common Certificate to be lost, stolen or destroyed and, if reasonably required by Parent, the posting by such person of a bond in such amount as Parent may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Common Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Common Certificate the Merger Consideration.

          (f) All cash paid upon the surrender of the Common Certificates in accordance with the terms of Articles I and II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of the Company Common Stock and Company Rights theretofore represented by such Common Certificates; SUBJECT, HOWEVER, to the Surviving Corporation's obligation, with respect to shares of Company Common Stock outstanding immediately prior to the Effective Time, to pay any dividends or make any other distributions with a record date prior to the Effective Time which may have been declared or made by Company on such shares of Company Common Stock in accordance with the terms of this Agreement or prior to the date of this Agreement and which remain unpaid at the Effective Time.

          (g) The Exchange Agent shall invest any funds in the Exchange Fund as directed by Parent; PROVIDED, that such investments shall be in obligations of or guaranteed by the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Services, Inc. or Standard & Poor's Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker's acceptances of commercial banks with capital exceeding $500 million. Any interest and other income resulting from such investments shall be paid to Parent.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF COMPANY

          Company hereby represents and warrants to Parent and Sub as follows:

          3.1 CORPORATE ORGANIZATION. (a) Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Company has all requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business and in good standing in each jurisdiction (whether federal, state, local or foreign) in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified (individually or in the aggregate) could not reasonably be expected to have a

Material Adverse Effect on Company. As used in this Agreement, (i) the term "MATERIAL ADVERSE EFFECT" means, with respect to Company, a material adverse effect on the business, assets (tangible or intangible), liabilities, operations, condition (financial or otherwise), results of operations or prospects of Company and its Subsidiaries taken as a whole, or on the ability of Company to perform its obligations under and to consummate the transactions contemplated by this Agreement on a timely basis; PROVIDED, HOWEVER, that in determining whether a Material Adverse Effect has occurred there shall be excluded any effect the cause of which is (A) a change (including a change in general economic conditions) affecting railroad transportation companies generally, (B) any action or omission of Company or Parent taken with the prior consent of Parent or Company, as applicable, in contemplation of the Merger and
(C) any action not taken or omission made by Company because the consent thereto reasonably requested by Company from Parent to conduct ordinary business operations was denied or not acted upon in a timely manner by Parent; and (ii) the term "SUBSIDIARY" when used with respect to any party means any corporation or other organization, whether incorporated or unincorporated, (x) of which such party or any other Subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which held by such party or any Subsidiary of such party do not have a majority of the voting interests in such partnership), or (y) a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or other body performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries. Section 3.1(a) of the Company disclosure schedule delivered to Parent concurrently herewith (the "COMPANY DISCLOSURE SCHEDULE") contains true and complete copies of the certificate of incorporation and bylaws of Company, as in effect as of the date of this Agreement. Such organizational documents are in full force and effect and no other organizational documents are applicable to or binding upon Company. Company is not in violation of any of the provisions of its certificate of incorporation or bylaws.

          (b) Part I of Section 3.1(b) of the Company Disclosure Schedule sets forth a complete and correct list of all of Company's Subsidiaries (each a "COMPANY SUBSIDIARY", and collectively the "COMPANY SUBSIDIARIES") and indicates, as to each such Subsidiary, the number and type of outstanding shares of capital stock or other equity securities of each such Subsidiary, any issued and outstanding options, warrants, stock appreciation rights, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any capital stock or other equity securities of such Subsidiary, and any contracts, commitments, understandings or arrangements by which such Subsidiary may become bound to issue additional shares of its capital stock or other equity securities, or options, warrants, scrip, rights to purchase, acquire, subscribe to, calls on or commitments for any shares of its capital stock or other equity securities and the identity of the parties to any such agreements or arrangements. All of the outstanding shares of capital stock or other securities evidencing ownership of the Company Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable with no personal liability attaching to the ownership thereof and such shares or other securities are owned by Company or its wholly owned Subsidiaries free and clear of any lien, claim, charge, option, encumbrance, mortgage, pledge or security interest (a "LIEN") with respect thereto, except for Liens thereon in connection with the Company's Amended and Restated Loan and Security Agreement dated as of December 21, 1998 with LaSalle National Bank (the "LASALLE AGREEMENT"). Each Company Subsidiary (i) is a duly organized and validly existing corporation, partnership or limited liability company or other legal entity under the laws of its jurisdiction of organization, (ii) is duly licensed or qualified to do business and in good standing in all jurisdictions (whether federal, state, local or foreign) where its ownership or leasing of property or the conduct of its business requires it to be so qualified (except for jurisdictions in which the failure to be so licensed or qualified (individually or in the aggregate) could not reasonably be expected to have a Material Adverse Effect on Company) and (iii) has all requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as now conducted. Except for (i) the ownership interests set forth in Part II of Section 3.1(b) of the Company Disclosure Schedule and (ii) the ownership interests in its Subsidiaries disclosed in Part I of Section 3.1(b) of the Company Disclosure Schedule, Company does not own, directly or indirectly, any capital stock or other ownership interest, and does not have any option or similar right to acquire any equity or other ownership interest which represents 5% or more of the outstanding shares of any class of voting securities or ownership interests in any entity. Part III of Section 3.1(b) of the Company Disclosure Schedule provides a complete and accurate description of all partnership, joint venture and similar investments held by Company or any Company Subsidiary, including, without limitation, all such investments in which any Company employee or affiliate serves as a director. Company has provided or made available to Parent a complete and accurate copy of all such partnership, joint venture or similar agreements to which Company or any Company Subsidiary is a party. Neither Company nor any Company Subsidiary is subject to any obligation or requirement to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any entity.

          (c) Company has made available to Parent the minute books of Company, which accurately reflect in all material respects all corporate meetings and actions held or taken since June 30, 1998 by its stockholders and Board of Directors (including committees of the Board of Directors of Company).

          3.2 CAPITALIZATION. The authorized capital stock of Company consists of 30,000,000 shares of Company Common Stock and 3,000,000 shares of $.14 Series A Cumulative Convertible Preferred Stock, par value $0.01 per share (the "PREFERRED STOCK"). As of November 30, 2001, (i) 7,909,592 shares of Company Common Stock were issued and outstanding, (ii) 832,788 shares of Company Common Stock were held in treasury, (iii) no shares of Preferred Stock were issued or outstanding, (iv) certain shares of Company Common Stock that were reserved for issuance upon the exercise of the Company Rights and (v) 50,000 shares of Company Common Stock were reserved for issuance upon the exercise of warrants to purchase 50,000 shares of Company Common Stock ("COMPANY WARRANTS"). All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. The shares of Company Common Stock which are issuable upon exercise of Company Options or Company Warrants have been duly authorized and reserved for issuance and, if and when issued pursuant to the terms thereof, will be validly issued, fully paid and non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. Part I of Section 3.2 of the Company Disclosure Schedule sets forth, in each case as of November 30, 2001,
(i) the number of shares of Company Common Stock that were reserved for issuance upon the exercise of authorized but unissued stock options pursuant to the Company Stock Plans, (ii) the number of shares of Company Common Stock issuable upon the exercise of outstanding Company Options pursuant to the Company Stock

Plans and (iii) the number of shares of Company Common Stock that were reserved for issuance under Company's restricted stock plans or otherwise. Part III of
Section 3.2 of the Company Disclosure Schedule sets forth a list, as of November 30, 2001, of the holders of record of the Company Warrants the number of shares subject to each such Company Warrant, the expiration date of each such Company Warrant and the price at which each such Company Warrant may be exercised. Except as set forth above in this Section 3.2 or in Part I or Part II of Section
3.2 of the Company Disclosure Schedule, no other shares of Company Common Stock, capital stock or other equity or voting securities of Company were outstanding or reserved for issuance. Part II of Section 3.2 of the Company Disclosure Schedule sets forth a list, as of November 30, 2001, of the holders of Company Options, the date of grant of each Company Option granted and outstanding, the number of shares subject to each such option, the expiration date of each such option, the vesting schedule of each such option and the price at which each such option may be exercised under the applicable Company Stock Plan. Except as set forth in Part III of Section 3.2 of the Company Disclosure Schedule, since June 30, 2001, Company has not (i) issued any shares of its capital stock or other equity or voting securities or any securities convertible into or exercisable or exchangeable for any shares of its capital stock or other equity or voting securities or (ii) taken any action which would cause an antidilution adjustment under any outstanding options or warrants. There are no outstanding bonds, debentures, notes or other indebtedness of Company having the right to vote (or convertible into, or exchangeable or exercisable for, securities having the right to vote) on any matters on which stockholders of Company may vote. Except as set forth above, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Company or any of its Subsidiaries is a party or by which any of them is bound obligating Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity or voting securities of Company or of any of its Subsidiaries or obligating Company or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations, commitments, understandings or arrangements of Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of Company or any of its Subsidiaries. Except as set forth in
Part IV of Section 3.2 of the Company Disclosure Schedule, there are no agreements or arrangements pursuant to which Company is or could be required to register shares of Company Common Stock or other securities under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or other agreements or arrangements with or, to the knowledge of Company, among any securityholders of Company with respect to securities of Company. There are no voting, sale, transfer or other similar agreements to which Company or any of its Subsidiaries is a party with respect to the capital stock of Company or its Subsidiaries or any other securities of Company or its Subsidiaries which are convertible or exchangeable into or exercisable for shares of the capital stock of Company or its Subsidiaries. None of the shares of Company Common Stock are held, directly or indirectly, by any of the Company Subsidiaries.

          3.3 AUTHORITY; NO VIOLATION. (a) Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Board of Directors of Company, at a meeting duly called and held, has (the "COMPANY BOARD RECOMMENDATION") (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and fair to and in the best interests of the holders of shares of Company Common Stock, (ii) duly approved and adopted a resolution containing this Agreement and approved the execution and delivery of this Agreement and the transactions contemplated hereby, including the Merger, and approved the execution and performance of the Support Agreement, and (iii) resolved to recommend that the holders of shares of Company Common Stock vote to approve and adopt this Agreement. The Board of Directors of Company has directed that this Agreement be submitted to Company's stockholders for approval at a meeting of such stockholders and, except for the adoption of this Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon in connection with the Merger (the "COMPANY STOCKHOLDER APPROVAL") and the approval and filing of the Proxy Statement (as defined in Section 6.1), no other corporate proceedings on the part of Company or the Board of Directors of Company and no other votes or consents of any holders of Company securities are necessary to approve this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Company and (assuming due authorization, execution and delivery by Parent and Sub) constitutes the valid and binding obligation of Company, enforceable against Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

          (b) Neither the execution and delivery of this Agreement by Company nor the consummation by Company of the transactions contemplated hereby, nor compliance by Company with any of the terms or provisions hereof, will (i) violate any provision of the certificate of incorporation or bylaws (or other constituent documents) of Company or any Company Subsidiary or (ii) assuming that the consents and approvals referred to in Section 3.4 are duly obtained, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Company or any of its Subsidiaries or any of their respective properties or assets, or violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by or rights or obligations under, or result in the creation of any Lien upon any of the respective properties or assets of Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, permit, concession, franchise, license, lease, agreement, contract, or other instrument or obligation to which Company or any of its Subsidiaries is a party, or by which they or any of their respective properties, assets or business activities may be bound or affected, except in the case of clause (ii) above for such violations, conflicts, breaches or defaults which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect on Company.

          3.4 CONSENTS AND APPROVALS. Except for (i) the Surface Transportation Board's exemption or approval of the Merger and the Support Agreement and the Canadian Transportation Administration's approval of the Merger (the "REGULATORY APPROVALS"), (ii) the filing with the Securities and Exchange Commission (the "SEC") of the Schedule 14A containing the Proxy Statement (as defined herein),
(iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (iv) the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (v) the Company Stockholder Approval, (vi) the filing with the SEC of such reports under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as may be required in connection with the execution and delivery of this Agreement and the transactions contemplated hereby, (vii) the third party consents set forth on Section 3.4 of the Company Disclosure Schedule (the "THIRD PARTY CONSENTS") and (viii) such other consents, approvals, filings and registrations the failure to obtain which could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on Company, no consents or approvals of or filings or registrations with any court, administrative agency or commission or other governmental or regulatory authority or instrumentality (each a "GOVERNMENTAL ENTITY"), or of or with any Regulatory Agency (as defined in Section 3.5) or other third party, are necessary in connection with the execution and delivery by Company of this Agreement and the consummation by Company of the transactions contemplated by this Agreement. To the best knowledge of Company, there is no reason to believe that the Regulatory Approvals and Third Party Consents required to consummate the transactions contemplated by this Agreement (the "REQUISITE APPROVALS") cannot be obtained on a timely basis.

          3.5 REGULATORY REPORTS. Company and each of its Subsidiaries have filed all regulatory reports, schedules, forms, registrations and other documents, together with any amendments required to be made with respect thereto, that they were required to file since June 30, 1998 with (i) the SEC,
(ii) any domestic or foreign industry self-regulatory organization ("SRO") and
(iii) any other federal, state or foreign governmental or regulatory agency or authority (collectively with the SEC and all SROs, "REGULATORY AGENCIES"), and have timely paid all taxes, fees and assessments due and payable in connection therewith, except as to (ii) and (iii) where the failure to file such report, registration or statement or to pay such fees and assessments, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect on Company. Except as disclosed in Section 3.5 of the Company Disclosure Schedule and for normal examinations conducted by a Regulatory Agency in the regular course of the business of Company and its Subsidiaries, no Regulatory Agency has initiated any proceeding or, to the knowledge of Company, investigation into the business or operations of Company or any of its Subsidiaries since June 30, 1998 involving a potential penalty or fine of more than $25,000. There is no material unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of Company or any of its Subsidiaries.

          3.6 BROKER'S FEES; OPINION OF COMPANY FINANCIAL ADVISOR. (a) No broker, finder or investment banker (other than Ferris, Baker Watts, Incorporated (the "COMPANY FINANCIAL ADVISOR"), whose fee shall be paid by Parent) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement. Company has furnished to Parent a complete and correct copy of all agreements between Company and the Company Financial Advisor pursuant to which such firm would be entitled to any payment relating to the transactions contemplated hereby.

          (b) Company has received the written opinion of the Company Financial Advisor dated the date of this Agreement, to the effect that the Merger Consideration is fair to the holders of the Company Common Stock from a financial point of view, a signed copy of which opinion has been delivered to Parent.

          3.7 ABSENCE OF CERTAIN CHANGES OR EVENTS. (a) Since June 30, 2001, except as specifically disclosed in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 (the "SEPTEMBER 10-Q"), no event, change or circumstance has occurred which has had, or could reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect on Company.

          (b) Except as set forth in Section 3.7(b) of the Company Disclosure Schedule or specifically disclosed in the September 10-Q, since June 30, 2001, Company and its Subsidiaries have, in all material respects, carried on their respective businesses only in the ordinary and usual course consistent with their past practices.

          (c) Except as disclosed in Section 3.7(c) of the Company Disclosure Schedule or specifically disclosed in the September 10-Q, since June 30, 2001, there has not occurred any event that, if it had taken place following the execution of this Agreement, would not have been permitted by Section 5.2 without the prior consent of Parent.

          (d) Except as set forth in Section 3.7(d) of the Company Disclosure Schedule or specifically disclosed in the September 10-Q, since June 30, 2001, there has not been any (i) increase in the compensation or fringe benefits of any present or former director, officer or employee of Company or its Subsidiaries (except for increases in salary or wages in the ordinary course of business consistent with past practice), (ii) grant of any severance or termination pay to any present or former director, officer or employee of Company or its Subsidiaries, (iii) loan or advance of money or other property by Company or its Subsidiaries to any of their present or former directors, officers or employees or (iv) establishment, adoption, entrance into, amendment or termination of any Employee Plan (as hereinafter defined in Section 3.10).

          3.8 LEGAL PROCEEDINGS. Except as set forth in Section 3.8 of the Company Disclosure Schedule, there are no suits, actions, counterclaims, proceedings (whether judicial, arbitral, administrative or other) or governmental, or regulatory investigations pending or, to the best knowledge of Company, threatened against or affecting Company or any of its Subsidiaries which could, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on Company. There is not any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Company or any of its Subsidiaries having, or which individually or in the aggregate could reasonably be expected to have, a Material Adverse Effect on Company.

          3.9 TAXES AND TAX RETURNS. (a) Company and each of its Subsidiaries, and any consolidated, combined, unitary or aggregate group for tax purposes of which Company or any of its Subsidiaries is or has been a member, has filed all Tax Returns (as defined below) required to be filed by it on or prior to the date hereof in the manner provided by law. If not yet filed, such Tax Returns will be filed within the time prescribed by law (including extensions of time permitted by the appropriate Taxing Authority). All such Tax Returns are true, correct and complete in all material respects. Company and each of its Subsidiaries has paid or will pay on a timely basis all Taxes (as defined below) whether or not shown thereon to be due other than Taxes which (i) are being contested in good faith, (ii) have not been finally determined and (iii) for which an adequate reserve has been provided in accordance with GAAP. No claim has been made by any Taxing authority in a jurisdiction where any of Company or its Subsidiaries does not file Tax Returns with respect to one or more particular types of Taxes that it is or may be subject to such type or types of Tax by that jurisdiction.

          (b) Except as set forth in Section 3.9(b) of the Company Disclosure Schedule, there are no examinations, audits, actions, proceedings, investigations or disputes pending, or claims asserted, for Taxes upon Company or any of its Subsidiaries which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Company. No closing agreements, private letter rulings, technical advice memoranda or similar agreements or rulings have been entered into or issued by any Taxing Authority with respect to Company or any of its Subsidiaries that have an impact on any Taxes for any taxable period ending after the Closing Date.

          (c) Proper and accurate amounts for all Taxes have been withheld by Company and its Subsidiaries in connection with amounts paid or owing on or prior to the date hereof to any employee, officer, creditor, stockholder, independent contractor or other person in compliance with the tax withholding provisions of applicable federal, state and local laws and have been paid, remitted or deposited to or with the appropriate Taxing Authorities except for such amounts, the failure of which to so withhold, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on Company. If not yet withheld, proper and accurate amounts for all Taxes will be so withheld and will be paid, remitted or deposited to or with the appropriate Taxing Authorities within the time prescribed by law (including extensions of time permitted by the appropriate Taxing Authority).

          (d) There are no Tax liens upon any property or assets of Company or any of its Subsidiaries except liens for Taxes not yet due and payable.

          (e)  None of Company and its Subsidiaries has filed a consent under section 341(f) of the Code concerning collapsible corporations. None of Company and its Subsidiaries has been required to include in income any adjustment pursuant to section 481 of the Code (or any similar provision of state, local or foreign tax law) by reason of a voluntary change in accounting method initiated by Company or any of its Subsidiaries, and the IRS has not initiated or proposed any such adjustment or change in accounting method. None of Company or any of its Subsidiaries has been a United States real property holding corporation within the meaning of section 897(c)(2) of the Code during the applicable period specified in section 897(c)(1)(A)(ii) of the Code.

          (f) Neither Company nor any of its Subsidiaries (i) has been a member of an affiliated group filing consolidated federal income tax return (other than a group the common parent of which was Company), (ii) is a party to, or is bound by or has any obligation under, a Tax allocation or Tax sharing agreement (other than an agreement solely among members of a group the common parent of which is Company) or similar contract, agreement or arrangement that obligates it to make any payment computed by reference to the Taxes, taxable income or taxable losses of any other person, or (iii) has any liability for the Taxes of any person (other than any of Company or its Subsidiaries) under Treasury Regulation section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise.

          (g) Neither Company nor its Subsidiaries shall be required to include in its taxable income in any taxable period ending after the Closing Date any material amounts (i) attributable to income accrued, but not recognized, in a prior taxable period or (ii) that were taken into account as income for financial accounting purposes prior to the Closing Date other than those amounts for which deferred taxes have been provided.

          (h) As of the Closing Date, Company and its direct and indirect domestic, wholly owned, corporate Subsidiaries will have not less than $31,000,000 (thirty-one million dollars) of available net operating losses for U.S. federal income tax purposes. Section 3.9(h) of the Company Disclosure Schedule accurately sets out the amounts of such net operating losses, (broken down by entity incurring the loss and the year in which each such loss arose) of Company and each of its Subsidiaries, which are or will be available for carryover to taxable periods beginning after the Closing Date. Prior to the Closing Date, there has not been any change of ownership of Company or any of its Subsidiaries within the meaning of Section 382 of the Code and the Treasury Regulations thereunder or any other limitation on the utilization of such net operating losses.

          For purposes of this Agreement, "CODE" shall mean the U.S. Internal Revenue Code of 1986, as amended, or any successor law. For purposes of this Agreement, "TAX" or "TAXES" shall mean any taxes of any kind, including but not limited to those on or measured by or referred to as income, gross receipts, capital, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, value added, property or windfall profits taxes, customs duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any governmental authority, domestic or foreign. For purposes of this Agreement, "TAXING AUTHORITY" shall mean, with respect to any Tax, the government entity or political subdivision thereof that imposes such Tax and the agency (if any) charged with the collection of such Tax for such entity or subdivision. For purposes of this Agreement, "TAX RETURN" shall mean any return, report or statement required to be filed with any governmental authority with respect to Taxes, including any schedule or attachment thereto or amendment thereof. For purposes of this Agreement, "TREASURY REGULATIONS" shall mean the Treasury Regulations promulgated under the Code.

          3.10 EMPLOYEES. (a) Section 3.10(a) of the Company Disclosure Schedule contains a true and complete list of each "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder ("ERISA") including, without limitation, multiemployer plans within the meaning of ERISA
Section 3(37)) and each employment, severance or similar contract or arrangement (whether or not written) and each plan, policy, fund, program, contract or arrangement (whether or not written) providing for compensation, bonus, profit-sharing, stock options, other stock related rights, other forms of incentive or deferred compensation, vacation benefits, insurance coverage (including any self-insured arrangements), health or medical benefits, disability benefits, workers' compensation, supplemental unemployment benefits, severance benefits, or post-employment or retirement benefits that (i) is entered into, maintained, administered or contributed to by Company, any of its Subsidiaries, or any entity which, together with Company or any of its Subsidiaries, would be treated as a single employer under Section 414 of the Code (each such entity, an "ERISA AFFILIATE") and (ii) covers any current or former employee, consultant, independent contractor or director of or with respect to Company or any of its Subsidiaries (each, an "EMPLOYEE PLAN"). Company has furnished to Parent accurate and complete copies of the Employee Plans (or, to the extent no copy exists, an accurate description thereof) (and, to the extent applicable, related trust agreements), all amendments thereto, all written interpretations thereof, as well as, with respect to each Employee Plan if applicable, (i) the three most recent annual reports (Form 5500 and attached schedules), (ii) audited financial statements for the three most recent years,
(iii) actuarial valuation reports for the three most recent years, (iv) attorney's response to auditor's request for information and (v) any summary plan description and other written communications (or a description of any oral communications) by Company or its Subsidiaries to their employees concerning the extent of the benefits provided under an Employee Plan.

          (b) Except as set forth in Section 3.10(b) of the Company Disclosure Schedule, none of Company, any of its Subsidiaries or any ERISA Affiliate has at any time incurred any current or projected liability in respect of post-employment or post-retirement health, medical or life insurance benefits for current, former or retired employees or directors of Company or any of its Subsidiaries, except as required to avoid an excise tax under Section 4980B of the Code.

          (c) Except as set forth in Section 3.10(c) of the Company Disclosure Schedule, each Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period since its adoption and nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification; each trust created under any such Plan is exempt from tax under Section 501(a) of the Code and has been so exempt since its creation. Company has provided Parent with the most recent determination letter of the Internal Revenue Service relating to each such Employee Plan. Each Employee Plan has been maintained in substantial compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code, and has been maintained in good standing with applicable regulatory authorities. No event has occurred and no condition exists that would subject Company or its Subsidiaries, either directly or by reason of their affiliation with an ERISA Affiliate, to any tax, fine, lien, penalty or other liability imposed by ERISA, the Code or other applicable laws, rules and regulations which, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect on Company. For each Employee

Plan with respect to which a Form 5500 has been filed, no material change has been occurred with respect to the matters covered by the most recent Form since the date thereof. No "reportable event" (as such term is defined in ERISA section 4043), "prohibited transaction" (as such term is defined in ERISA section 406 and Code section 4975) or "accumulated funding deficiency" (as such term is defined in ERISA section 302 and Code section 412 (whether or not waived)) has occurred with respect to any Employee Plan which, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect on Company. All awards, grants or bonuses made pursuant to any Employee Plan have been, or will be, fully deductible to Company or its Subsidiaries notwithstanding the provisions of Section 162(m) of the Code and the regulations promulgated thereunder or any other applicable laws, rules and regulations.

          (d) There has been no amendment to, written interpretation of or announcement (whether or not written) by Company or any of its Subsidiaries or ERISA Affiliates relating to, or any change in employee participation or coverage under, any Employee Plan that would increase materially the expense of maintaining such Employee Plan above the level of the expense incurred in respect thereof for the most recent fiscal year ended prior to the date hereof.

          (e) With respect to each Employee Plan that is not a multiemployer plan within the meaning of section 4001(a)(3) of ERISA, as of the Closing Date, the assets of each such Employee Plan are at least equal in value to the present value of the accrued benefits (vested and unvested) of the participants in such Employee Plan on a termination and projected benefit obligation basis, based on the actuarial methods and assumptions indicated in the most recent actuarial valuation reports.

          (f) With respect to any multiemployer plan (within the meaning of ERISA section 4001(a)(3)) to which Company, its Subsidiaries or any ERISA Affiliate has any liability or contributes (or has at any time contributed or had an obligation to contribute): (i) none of Company, its Subsidiaries or any ERISA Affiliate has incurred any withdrawal liability under Title IV of ERISA or would be subject to such liability if, as of the Closing Date, Company, its Subsidiaries or any ERISA Affiliate were to engage in a complete withdrawal (as defined in ERISA section 4203) or partial withdrawal (as defined in ERISA section 4205) from any such multiemployer plan; and (ii) no such multiemployer plan is in reorganization or insolvent (as those terms are defined in ERISA sections 4241 and 4245, respectively).

          (g) With respect to any Employee Plan, (i) no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or threatened, (ii) no facts or circumstances exist that could give rise to any such actions, suits or claims, (iii) no written or oral communication has been received from the Pension Benefit Guaranty Corporation (the "PBGC") in respect of any Employee Plan subject to Title IV of ERISA concerning the funded status of any such plan or any transfer of assets and liabilities from any such plan in connection with the transactions contemplated herein, and (iv) no administrative investigation, audit or other administrative proceeding by the Department of Labor, the PBGC, the Internal Revenue Service or other governmental agencies are pending, threatened or in progress.

          (h) Except as set forth in Section 3.10(h) of the Company Disclosure Schedule, no Employee Plan exists that, as a result of the transaction contemplated by this Agreement, could result in the payment to any current or former employee of Company or any of its Subsidiaries of any money or other property or could result in the acceleration or provision of any other rights or benefits to any such employee, whether or not such payment, right or benefit would constitute a parachute payment within the meaning of Code section 280G.

          (i) Except as set forth in Section 3.10(i) of the Company Disclosure Schedule and other than as provided in Section 1.6, no employee or former employee of Company or any of its Subsidiaries will become entitled to any bonus, retirement, job security or similar benefit or enhanced such benefit as a result of the transactions contemplated by this Agreement.

          (j) Other than specified in Part I of Section 3.10(j) of the Company Disclosure Schedule, neither Company nor any of its Subsidiaries is a party to any collective bargaining or other labor union contracts or is the subject of any proceeding asserting that it or any Subsidiary has committed an unfair labor practice nor has Company or any of its Subsidiaries been the subject of any such proceeding during the past five years. During the past five years there has been, and as of the date of this Agreement there is, no pending or, to the knowledge of Company, threatened labor dispute, strike or work stoppage against Company or any of its Subsidiaries which interfered or would interfere with the respective business activities of Company or its Subsidiaries. During the past five years there has been, and as of the date of this Agreement there is, no action, suit, complaint, charge, arbitration, inquiry, proceeding, grievance or investigation by or before any court, government agency, administrative agency or commission brought by or on behalf of any employee, prospective employee, former employee, retiree or other representative of Company's employees pending or, to the knowledge of Company, threatened against Company or any of its Subsidiaries other than any which could not, individually or in the aggregate, have a Material Adverse Effect on Company. Neither Company nor any of its Subsidiaries is a party to or otherwise bound by, any consent, decree, or citation by any government entity relating to employees or employment practices. Except as specified in Part I of Section 3.10(j) of the Company Disclosure Schedule, neither Company nor any of its Subsidiaries has closed any facility, effectuated any layoffs of employees other than in the ordinary course of business or implemented any early retirement, separation or voluntary separation window program within the past five years, nor has Company planned or announced any such action or program for the future. Except as set forth in Part II of
Section 3.10(j) of the Company Disclosure Schedule, neither Company nor any of its Subsidiaries is liable for any severance pay or other payments to any employee or former employee arising from the termination of employment, nor will Company or any of its Subsidiaries have any liability under any benefit or severance policy, practice, agreement, plan or program which exists or arises, or may be deemed to exist or arise, under any applicable law or otherwise, as a result of or in connection with the transactions contemplated hereunder or as a result of the termination by Company or any of its Subsidiaries of any employee on or prior to the Closing Date.

          3.11 SEC REPORTS. Company has made available to Parent an accurate and complete copy of each (a) final registration statement, prospectus, report, schedule, form and definitive proxy statement filed since June 30, 1997 by Company with the SEC pursuant to the Securities Act or the Exchange Act (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the "COMPANY REPORTS"), and (b) communication mailed by Company to its stockholders since June 30, 1997 and which are not available on the SEC's Electronic Data Gathering, Analysis and Retrieval ("EDGAR") System. As of their respective dates of filing or mailing, as the case may be, each Company Report and each such communication complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company Report or communication, and as of such dates no such Company Report or communication (including any and all financial statements included therein) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Since June 30, 1998, Company and each of its Subsidiaries has filed all reports and other documents required to be filed by them under the Securities Act and the Exchange Act on a timely basis.

          3.12 FINANCIAL STATEMENTS. Each of the consolidated financial statements (including the notes thereto) included in the Company Reports complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") (except, in the case of unaudited consolidated quarterly statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of Company and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended. The books and records of Company and its Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements.

          3.13 LICENSES; COMPLIANCE WITH APPLICABLE LAW. (a) Company and its Subsidiaries hold, and have been and are in compliance with, all permits, licenses, variances, exemptions, authorizations, orders and approvals ("PERMITS") of all Governmental Entities necessary for the operation of their respective businesses, except to the extent that the failure to so hold or comply with such Permits could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Company, and there are no proceedings pending or, to the best knowledge of Company, threatened or contemplated by any Governmental Entity seeking to terminate, revoke or materially limit any such Permit, nor, to the best knowledge of Company, do adequate grounds exist for any such action by any Governmental Entity.

          (b) Neither Company nor any of its Subsidiaries nor the conduct of any of their respective businesses is in conflict with, or in default or violation of, any statutes, laws, regulations, ordinances, Permits, rules, judgments, decrees or arbitration awards of any Governmental Entity applicable to Company or any of its Subsidiaries or by which its or any of their respective properties are bound or affected, except for any such conflicts, defaults or violations which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Company.

          3.14  CERTAIN CONTRACTS.  Section 3.14 of the Company Disclosure
Schedule includes a list of each (i) contract, arrangement, commitment or understanding with respect to the employment of any directors, executive officers or key employees, or with any consultants involving the payment of $25,000 or more per annum, (ii) contract, arrangement, commitment or understanding which is a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) that has not been filed as an exhibit to a Company Report, (iii) contract, arrangement, commitment or understanding which limits in any way the ability of Company or any of its Subsidiaries to compete in any line of business, in any geographic area or with any person, or which requires referrals of any business, (iv) contract, arrangement, commitment or understanding with or to a labor union or guild (including any collective bargaining agreement), (v) contract, arrangement, commitment or understanding (including, without limitation, any Company Employee Plan but excluding options, warrants and other securities identified in Section 3.2 or in Section 3.2 of the Company Disclosure Schedule) any of the benefits of which will be paid or increased, or the vesting of the benefits of which will be accelerated, by the delivery of this Agreement or the occurrence of any of the transactions contemplated by this Agreement, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement, (vi) contract, arrangement, commitment or understanding which would prohibit or materially delay the consummation of any of the transactions contemplated by this Agreement, (vii) loan agreement, indenture, mortgage, pledge, conditional sale or title retention agreement, security agreement, guaranty, standby letter of credit (to which Company or any of its Subsidiaries is the responsible party), equipment lease involving the payment of more than $15,000 in any year or lease purchase agreement to which Company or any of its Subsidiaries is a party or by which any of them is bound, (viii) contract, agreement, arrangement or understanding between any affiliate of Company (other than any wholly owned Subsidiary of Company), on the one hand, and Company or any Subsidiary of Company, on the other hand, and (ix) any other contract, arrangement, commitment or understanding that is material to the business, assets, liabilities, financial condition or results of operations of Company and its Subsidiaries, taken as a whole (provided, that for purposes of this clause
(ix) any contract, arrangement, commitment or understanding involving payments or receipts by Company or any of its Subsidiaries in excess of $250,000 over the term thereof shall be deemed to be material). Company has made available to Parent complete and accurate copies of all Company Contracts (as defined below). Each contract, arrangement, commitment or understanding of the type described in this Section 3.14, whether or not set forth in Section 3.14 of the Company Disclosure Schedule, is referred to herein as a "COMPANY CONTRACT". All contracts, agreements, arrangements or understandings of any kind between any affiliate of Company (other than any wholly owned Subsidiary of Company), on the one hand, and Company or any Subsidiary of Company, on the other hand, are on terms no less favorable to Company or to such Subsidiary of Company than could reasonably have been obtained with an unaffiliated third party on an arm's-length basis. None of Company or any of its Subsidiaries is in material breach of or default in the performance of its obligations under any Company Contract, and no material breach or default, alleged breach or default or event which would (with the passage of time, notice or both) constitute a material breach or default thereunder by Company or any of its Subsidiaries (or, to the knowledge of Company, any other party or obligor with respect thereto) has occurred, or, assuming the receipt of the Third Party Consents, as a result of its performance of its obligations pursuant to this Agreement will occur. To the extent that Company or any of its Subsidiaries has been, since June 30, 1998, in material breach of or default in performance of its obligations under any Company Contract, such breach or default, together with all such other breaches or defaults, could not reasonably be expected to have a Material Adverse Effect on Company. To the knowledge of Company, each Company Contract is in full force and effect.

          3.15 AGREEMENTS WITH REGULATORY AGENCIES. Neither Company nor any of its Subsidiaries is subject to any cease-and-desist or other order issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive issued by, or is a recipient of any supervisory letter from or has adopted any board resolutions at the request of, any Regulatory Agency or other Governmental Entity that restricts the conduct of its business or that in any manner relates to its capital adequacy, its credit policies, its management or its business (each, whether or not set forth in the Company Disclosure Schedule, a "COMPANY REGULATORY AGREEMENT"), nor has Company or any of its Subsidiaries been advised since January 1, 1998 by any Regulatory Agency or other Governmental Entity that it is considering issuing or requesting any such Company Regulatory Agreement.

          3.16 INVESTMENT SECURITIES. Each of Company and its Subsidiaries has good and marketable title to all investment securities held by it, free and clear of any Lien, except to the extent such securities are pledged in the ordinary course of business consistent with prudent business practices to secure obligations of Company or any of its Subsidiaries. Such investment securities are valued on the books of Company in accordance with GAAP.

          3.17 INTEREST RATE RISK MANAGEMENT INSTRUMENTS. Section 3.17 of the Company Disclosure Schedule sets forth the notional amount and the fair value of each interest rate swap, cap, floor and option agreement and other interest rate risk management arrangement, each foreign currency rate derivative and each fuel cost derivative entered into for the account of Company and one of its Subsidiaries, and such instruments, whether entered into for the account of Company or one of its Subsidiaries, were entered into in the ordinary course of business and, to Company's knowledge, in accordance, in all material respects, with prudent business practice and applicable rules, regulations and policies of any Regulatory Authority and with counterparties reasonably believed by Company to be financially responsible at the time and are legal, valid and binding obligations of Company or one of its Subsidiaries and to the best knowledge of Company of the other parties thereto enforceable in accordance with their terms (except as may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies), and to the best knowledge of Company are in full force and effect. Company and each of its Subsidiaries have duly performed in all material respects all of their material obligations thereunder to the extent that such obligations to perform have accrued, and, to Company's knowledge, there are no material breaches, violations or defaults or allegations or assertions of such by any party thereunder.

          3.18 UNDISCLOSED LIABILITIES. Except for (i) those liabilities that are fully reflected or reserved for in the consolidated balance sheet of Company (including the footnotes thereto) included in its Annual Report on Form 10-K for the year ended June 30, 2001 or specifically disclosed in the September 10-Q, in each case as filed with the SEC, (ii) liabilities disclosed in Section 3.18 of the Company Disclosure Schedule and (iii) liabilities in the aggregate not in excess of $100,000 incurred since June 30, 2001 in the ordinary course of business consistent with past practice, at June 30, 2001, neither Company nor any of its Subsidiaries had, and since such date none of them has, incurred any liabilities or obligations of any nature whatsoever (whether accrued, absolute, contingent or otherwise and whether or not required to be reflected in Company's financial statements in accordance with GAAP).

          3.19 ENVIRONMENTAL LIABILITY. Except as set forth in Section 3.19 of the Company Disclosure Schedule, there are no judicial, legal, administrative, arbitral or other proceedings including any notice of violation or alleged violation, claims, actions, causes of action, private environmental investigations or remediation activities or governmental investigations of any nature seeking to impose, or that could reasonably result in the imposition, on Company or any of its Subsidiaries of any liability or obligation arising under common law or under any law, rule, order, guideline, code, decree, statute, regulation or ordinance or other legally enforceable requirement of any foreign government, the United States, or any state, local, municipal or other government authority relating to the protection of the environment or human health or to occupational health or safety including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("ENVIRONMENTAL LAWS"), pending or threatened against Company or any of its Subsidiaries, which liability or obligation could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect on Company. To the knowledge of Company, there is no reasonable basis for any such proceeding, claim, action or governmental investigation, nor is Company or any of its Subsidiaries the recipient of any request for information or, to the best knowledge of Company, the subject of any investigation in connection with any such proceeding or potential proceeding. Except as disclosed in Section 3.19 of the Company Disclosure Schedule and except as could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect on Company, Company and each of its Subsidiaries is, and has been, in compliance with all applicable Environmental Laws during all applicable statute of limitations periods. Except as disclosed in Section 3.19 of the Company Disclosure Schedule and except as could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect on Company, wastes or other materials regulated under, or that could result in liability under, Environmental Laws, including without limitation petroleum and petroleum products, asbestos, and polychlorinated biphenyls, have not been generated, transported, treated, stored, disposed of, arranged to be disposed of, released or threatened to be released at, on, from or under any of the properties or facilities currently or formerly owned, leased or otherwise used by Company in violation of, or in a manner or to a location that could reasonably be expected to give rise to liability to Company under or relating to, any Environmental Laws. To the best knowledge of Company, each of the foregoing representations and warranties is also true with respect to any entity for which Company or any of its Subsidiaries may be liable, by contract or by operation of law.

          3.20 INFORMATION SUPPLIED. The Proxy Statement to be sent to the stockholders of Company in connection with the Company Stockholders Meeting, will not, at the date it is first mailed to Company's stockholders or at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation is made by Company with respect to statements made or incorporated by reference therein based on information supplied by Parent or Sub in writing for inclusion in such document. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the Securities Act and the rules and regulations of the SEC thereunder. Company shall promptly inform Parent of the discovery of any information which should be set forth in a supplement to the Proxy Statement.

          3.21 INSURANCE. Company and its Subsidiaries maintain insurance policies and performance bonds on their respective properties and assets, and with respect to their employees and operations, with reputable insurance carriers, and such insurance policies are identified in Schedule 3.21 of the Company Disclosure Schedule and provide standard coverage for all normal risks incident to the business of Company and its Subsidiaries and their respective properties and assets and are in character and amount similar to that carried by persons engaged in similar businesses and subject to the same or similar perils or hazards, except for any such failures to maintain insurance policies that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect on Company. Company and its Subsidiaries are not in material default under any of their insurance policies and have paid all premiums owed thereunder, and no material claims for coverage thereunder have been denied.

          3.22 INTELLECTUAL PROPERTY. Company and its Subsidiaries own or have a valid license to use all trademarks, trade names, service marks, copyrights, patents, trade secrets and other intellectual property (collectively, "INTELLECTUAL PROPERTY") that are material to the conduct of their business. All applications, registrations and patents for such Intellectual Property owned by Company are identified in Section 3.22 of the Company Disclosure Schedule. Except as set forth in Section 3.22 of the Company Disclosure Schedule, neither Company nor any of its Subsidiaries is bound by or subject to any license or other agreement with respect to any such Intellectual Property (including, without limitation, the rights to the name "Emons" and any variations thereof) that are material to the conduct of their business. Neither Company nor any of its Subsidiaries has received any notice or other communication alleging that its usage of such Intellectual Property violates the intellectual property rights of any other person.

          3.23 RIGHTS AGREEMENT. The Board of Directors of Company has approved an amendment to the Rights Agreement, dated as of April 23, 1999 (the "COMPANY RIGHTS AGREEMENT"), between Company and American Stock Transfer & Trust Company, as Rights Agent, to the effect that neither Parent, Sub nor any of their affiliates shall be deemed an "Acquiring Person", that no "Share Acquisition Date" or "Distribution Date" (as such terms are defined in the Company Rights Agreement) shall be deemed to occur pursuant to the Company Rights Agreement by reason of, and the Company Rights Agreement shall not be applicable to, the approval, execution or delivery of this Agreement or the consummation of the transactions contemplated hereby, and will cause the trustee under the Company Rights Agreement to execute such amendment as of the date hereof.

          3.24 STATE ANTI-TAKEOVER STATUTES. (a) The Company Board Recommendation is sufficient to render inapplicable to this Agreement, the Merger and the Support Agreement and the other transactions contemplated hereby and thereby the restrictions of Section 203 of the DGCL. No other state takeover statute or similar statute or regulation applies or purports to apply to this Agreement, the Support Agreement or the other transactions contemplated hereby or thereby. No provision of Company's certificate of incorporation, bylaws or other governing instruments of Company or any of its Subsidiaries would restrict or impair the ability of Parent to vote, or otherwise exercise the rights of a stockholder with respect to, shares of capital stock of Company or any of its Subsidiaries.

          (b) The Company Stockholder Approval is the only vote of the holders of any class or series of Company securities necessary to adopt this Agreement.

No vote of the holders of any class or series of securities of Company or any of its Subsidiaries is required to approve the Support Agreement.

          3.25 PROPERTIES. Except as set forth in Section 3.25 of the Company Disclosure Schedule:

          (a) (i) each of Company and its Subsidiaries has good, valid and marketable title to all material real property owned by Company or any of its Subsidiaries (collectively, the "OWNED REAL PROPERTY") free of all Liens, in each case except, individually or in the aggregate, as could not reasonably be expected to have a Material Adverse Effect on Company and (ii) there are no outstanding contracts for the sale of any Owned Real Property, except those contracts relating to property the value in respect of which does not exceed $500,000 individually or $1,000,000 in the aggregate.

          (b) Pursuant to the leases and subleases (the "REAL PROPERTY LEASES") of Company and its Subsidiaries with respect to all material real property which is leased or subleased by Company or its Subsidiaries (the "LEASED REAL PROPERTY"), Company and its Subsidiaries hold good and valid leasehold title to the Leased Real Property, in each case in accordance with the provisions of the applicable Real Property Lease and free of all Liens, in each case except, individually or in the aggregate, as could not reasonably be expected to have a Material Adverse Effect on Company. Each of the Real Property Leases is enforceable against Company or its Subsidiary, as the case may be, and, to the knowledge of Company, against the other party thereto, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law) and except for such failures to be enforceable as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Company.

          3.26 RELATIONS WITH PRINCIPAL CUSTOMERS. (a) Section 3.26 of the Company Disclosure Schedule lists, by dollar volume paid for the year ended June 30, 2001, the top fifteen customers of Company. The relationships of Company with such customers are good commercial working relationships and, except as set forth in Section 3.26 of the Company Disclosure Schedule or specifically disclosed in the September 10-Q, (i) no such customer since June 30, 2001 has threatened in writing to cancel or otherwise terminate, or to the knowledge of Company intends to cancel or otherwise terminate, the relationship of such customer with Company, (ii) no such customer has since June 30, 2001, decreased materially or threatened in writing to decrease or limit materially, or to the knowledge of Company intends to modify materially its relationship with Company or intends to decrease or limit materially its usage or purchase of the services of Company, and (iii) to the knowledge of Company, the Merger will not affect the relationship of Company with any customer listed in Section 3.26 of the Company Disclosure Schedule.

          (b) Except as set forth in Section 3.26 of the Company Disclosure Schedule or specifically disclosed in the September 10-Q, since June 30, 2001, no customer listed on such section of the Company Disclosure Schedule has canceled any contract for services to be provided by Company, and no such customer has indicated that a material change in its requirements will occur.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                                OF PARENT AND SUB

          Parent and Sub hereby represent and warrant to Company as follows:

          4.1 CORPORATE ORGANIZATION. Each of Parent and Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          4.2 AUTHORITY; NO VIOLATION. (a) Each of Parent and Sub has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Sub and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of each of Parent and Sub and by Parent in its capacity as sole stockholder of Sub. No other corporate proceedings on the part of Parent or Sub and no other votes or consents of any holders of Parent securities are necessary on the part of Parent or Sub to approve this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Parent and Sub and (assuming due authorization, execution and delivery by Company) constitutes valid and binding obligations of Parent and Sub, enforceable against each of them in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

          (b) Neither the execution and delivery of this Agreement by Parent or Sub nor the consummation by Parent or Sub of the transactions contemplated hereby, nor compliance by Parent or Sub with any of the terms or provisions hereof, will (i) violate any provision of the certificate of incorporation or bylaws of Parent or Sub, as applicable, or (ii) assuming that the consents and approvals referred to in Section 4.3 are duly obtained, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Parent or any of its Subsidiaries or any of their respective properties or assets, or violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by or rights or obligations under, or result in the creation of any Lien upon any of the respective properties or assets of Parent or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, permit, concession, franchise, license, lease, agreement, contract, or other instrument or obligation to which Parent or any of its Subsidiaries is a party, or by which they or any of their respective properties, assets or business activities may be bound or affected, except (in the case of clause (ii) above) for such violations, conflicts, breaches or defaults which, either individually or in the aggregate, could not reasonably be expected to result in a material adverse effect on the ability of Parent or Sub to perform its obligations under and to consummate the transactions contemplated by this Agreement on a timely basis.

          4.3  CONSENTS AND APPROVALS. Except for (i) the Regulatory Approvals,
(ii) the filing with the SEC of the Schedule 14A containing the Proxy Statement
(iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (iv) the expiration of any applicable waiting period under the HSR Act, (v) the Company Stockholder Approval, (vi) the filing with the SEC of such reports under the Exchange Act as may be required in connection with the execution and delivery of this Agreement and the transactions contemplated hereby, (vii) the approval of Parent's lenders referred to in the Financing Letter and (viii) such other consents, approvals and registrations the failure to obtain which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Parent or Sub to perform its obligations under and to consummate the transactions contemplated by this Agreement on a timely basis, no consents or approvals of or filings or registrations with any Regulatory Agency, Governmental Entity, or of or with any third party, are necessary in connection with the execution and delivery by Parent and Sub of this Agreement and the consummation by Parent or Sub of the transactions contemplated by this Agreement. Parent has no reason to believe that any Requisite Approvals will not be obtained on a timely basis.

          4.4 BROKER'S FEES. No broker, finder or investment banker (other than the Company Financial Advisor) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement.

          4.5 INFORMATION SUPPLIED. The information supplied by Parent or Sub in writing for inclusion in the Proxy Statement to be sent to the stockholders of Company in connection with the Company Stockholders Meeting, will not, at the date it is first mailed to Company's stockholders or at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

          4.6 FINANCIAL CAPABILITY. Parent has delivered to Company a copy of a letter addressed to Parent from Fleet National Bank, administrative agent and syndication agent pursuant to Parent's revolving credit facility, indicating the availability pursuant to Parent's revolving credit facility of financing in connection with the Merger (the "FINANCING LETTER"). The financing contemplated by the Financing Letter is sufficient to consummate the Merger in accordance with the terms hereof. Parent knows of no circumstances or condition that will prevent the availability at the Closing of the requisite financing to consummate the transactions contemplated by this Agreement on the terms set forth herein, as provided in the Financing Letter.

                                   ARTICLE V

                    COVENANTS RELATING TO CONDUCT OF BUSINESS

          5.1 CONDUCT OF COMPANY BUSINESSES PRIOR TO THE EFFECTIVE TIME. During the period from the date of this Agreement to the Effective Time, except as expressly required or permitted by this Agreement, Company shall, and shall cause each of its Subsidiaries to, (a) conduct its business in the usual, regular and ordinary course consistent with past practice and in compliance in all material respects with applicable laws, (b) use reasonable best efforts to maintain and preserve intact its business organization, assets, employees and business relationships and retain the services of its key officers and key employees and (c) take no action which would materially adversely affect or delay in any respect the ability of either Parent or Company to obtain any necessary approvals of any Regulatory Agency or other Governmental Entity or any Third Party Consent required for the transactions contemplated hereby or to perform its covenants and agreements under this Agreement.

          5.2 FORBEARANCES OF COMPANY. During the period from the date of this Agreement to the Effective Time, except as set forth in Section 5.2 of the Company Disclosure Schedule and except as expressly required or permitted by this Agreement, Company shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of Parent, which consent shall not be unreasonably withheld:

          (a) (i) incur any indebtedness for borrowed money (other than (A) short-term indebtedness incurred to refinance existing short-term indebtedness and (B) indebtedness of Company or any of its Subsidiaries owed to Company or any of its other wholly owned Subsidiaries), assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, or make any loan, advance or capital contribution (other than to Company or any of its wholly owned Subsidiaries) or (ii) make or commit to make any capital expenditures (net of governmental grants received) in excess of $100,000 for any single or related group of capital expenditures, or $500,000 in the aggregate for all capital expenditures;

          (b) (i) adjust, split, combine or reclassify any of its capital stock;
     (ii) make, declare, set aside or pay any dividend (except for dividends paid in the ordinary course of business by any wholly owned Subsidiaries of Company to Company or to any other of its wholly owned Subsidiaries) or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exchangeable for any shares of its capital stock; (iii) grant any individual, corporation or other entity any right to acquire any shares of its capital stock or any stock appreciation or similar rights except as permitted by Section 5.2(i); (iv) issue or authorize the issuance of, deliver, sell, transfer, pledge or otherwise encumber any additional shares of capital stock or any securities or obligations convertible into or exchangeable for any shares of its capital stock, other than the issuance of Company Common Stock pursuant to the exercise of stock options or warrants disclosed in Section 3.2 of the Company Disclosure Schedule as being outstanding on the date of this Agreement and granted pursuant to the Company Stock Plans; or (v) enter into any agreement, understanding or arrangement with respect to the sale or voting of its capital stock;

          (c) sell, transfer, mortgage, encumber or otherwise dispose of any of its properties or assets, including, without limitation, capital stock in any Company Subsidiary, to any individual, corporation or other entity other than a direct or indirect wholly owned Subsidiary, or cancel, release or assign any indebtedness to any such person or any claims held by any such person, except in the ordinary course of business consistent with past practice;

          (d) make any material investment, either by purchase of stock or securities, contributions to capital, property transfers, or purchase of any property or assets of any other individual, corporation, limited partnership or other entity, other than an investment in a wholly owned Subsidiary of Company;

          (e) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the stock or assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or division thereof;

          (f) acquire or agree to acquire voting or non-voting equity securities or similar ownership interests in any person (other than a Subsidiary);

          (g) commence, undertake or engage in any new line of business;

          (h) enter into or terminate any material lease, contract or agreement, or make any change in any of its existing material leases, contracts or agreements; enter into any contract, arrangement, commitment or understanding of the types described in clause (iii), (v) or (vi) of
     Section 3.14; or enter into any contract, agreement, arrangement or understanding involving payments or receipts by Company or any of its Subsidiaries in excess of $100,000 over the term thereof;

          (i) (i) increase or accelerate the compensation or benefits of any present or former director, officer, consultant, independent contractor or employee of Company or its Subsidiaries (except for increases in salary or wages in the ordinary course of business consistent with past practice),
     (ii) grant any severance or termination pay to any present or former director, officer, consultant, independent contractor or employee of Company or its Subsidiaries , (iii) loan or advance any money or other property to any present or former director, officer, consultant, independent contractor or employee of Company or its Subsidiaries, (iv) establish, adopt, enter into, amend or terminate any Employee Plan or any plan, agreement, program, policy, trust, fund or other arrangement that would be an Employee Plan if it were in existence as of the date of this Agreement or (v) amend any term of a Company Option.

          (j) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), except for the payment, discharge or satisfaction of current liabilities or obligations, in accordance with their terms, in the ordinary course of business consistent with past practice or payments, discharges or satisfaction of liabilities where the amount paid does not exceed $25,000 for any single matter or related group of matters, or waive, release, grant, or transfer any rights of value or modify or change any existing license, lease, contract or other document in any manner that would be materially adverse to Company and its Subsidiaries;

          (k) settle or compromise any litigation (whether or not commenced prior to the date of this Agreement), other than settlements or compromises of litigation where the amount paid does not exceed $25,000 for any single litigation matter or related group of litigation matters (provided such settlement or compromise agreements do not involve any non-monetary obligations on the part of Company or any of its Subsidiaries);

          (l) change any accounting principle used by it, except for such changes as may be required to be implemented following the date of this Agreement pursuant to generally accepted accounting principles or rules and regulations of the SEC promulgated following the date hereof, as concurred in by Company's independent auditors;

          (m) make or change any Tax election, change any annual Tax accounting period, change any method of Tax accounting, file any amended Tax Return, enter into any closing agreement relating to any Tax, settle any Tax claim or assessment, surrender any right to claim a Tax refund or consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment;

          (n) adopt or implement any amendment to its certificate of incorporation or bylaws or other comparable organizational documents, or enter into any plan of consolidation, merger or reorganization with any person other than a wholly owned Subsidiary of Company;

          (o) adopt a plan of complete or partial liquidation or resolutions providing for or authorizing such a liquidation or a dissolution, restructuring, recapitalization or reorganization;

          (p) take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect, or in any of the conditions to the Merger set forth in Article VII not being satisfied or in a violation of any provision of this Agreement, except, in each case, as may be required by applicable law; or

          (q) agree to, or make any commitment to, take, or authorize, any of the actions prohibited by this Section 5.2.

          5.3 TRANSITION. Company shall and shall cause its Subsidiaries to make available to Parent at the facilities of Company and its Subsidiaries, where determined by Parent to be appropriate and necessary, office space in order to assist it in observing all operations and reviewing all matters concerning Company's affairs. Without in any way limiting the provisions of Section 6.3, Parent, its Subsidiaries, officers, employees, counsel, financial advisors and other representatives shall, upon reasonable notice to Company, be entitled to review the operations and visit the facilities of Company and its Subsidiaries at all times as may be deemed reasonably necessary by Parent in order to accomplish the foregoing arrangements. Notwithstanding the foregoing, nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct Company's operations prior to the Effective Time. Prior to the Effective Time, each of Company and Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries' respective operations. In the exercise of its rights pursuant to this Section 5.3, Parent shall not disrupt the operations of Company and shall not be entitled to direct the activities of Company or any of its employees.

          5.4 NOTIFICATION OF TAX PROCEEDINGS. From the date of this Agreement to the Effective Time, to the extent Company or any Subsidiary becomes aware of the commencement or scheduling of any Tax audit, the assessment of any material Tax, the issuance of any notice of material Tax due or any bill for collection of any material Tax due or any material lien for Taxes, or the commencement or scheduling of any other administrative or judicial proceeding with respect to the determination, assessment, or collection of any material Tax on Company or any Subsidiary, Company shall provide prompt notice to Parent of such matter setting forth information (to the extent known) describing any asserted Tax liability in reasonable detail and including copies of any notice or other documentation received from the applicable Tax Authority with respect of the matter.

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

          6.1 COMPANY STOCKHOLDERS MEETING; PREPARATION OF PROXY STATEMENT. Company shall cause a meeting of its stockholders (the "COMPANY STOCKHOLDERS MEETING") to be duly called and held as soon as practicable after the date hereof for the purpose of approving the adoption of this Agreement. As promptly as practicable following the date hereof, Parent and Company shall prepare and file with the SEC preliminary proxy materials, which shall include a proxy statement (such proxy statement, and any amendments thereto, the "PROXY STATEMENT"). The Proxy Statement shall comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the SEC thereunder. Company shall, as promptly as practicable after receipt thereof, provide copies of any written comments received from the SEC with respect to the Proxy Statement to the other party and advise the other party of any oral comments with respect to the Proxy Statement received from the SEC. Company shall use its reasonable best efforts to cause the Proxy Statement to be mailed to Company's stockholders as promptly as practicable after Company is permitted to do so under the Exchange Act. Company will inform the Parent, promptly after it receives notice thereof, of any request by the SEC for an amendment to the Proxy Statement or requests for additional information. No amendment or supplement to the Proxy Statement shall be filed without the approval of Parent, which approval shall not be unreasonably withheld or delayed. The Board of Directors of Company shall (i) include in the Proxy Statement (x) the Company Board Recommendation unless, after consultation with Company's outside counsel, the Board of Directors of Company determines in good faith that the inclusion of such recommendation would constitute a breach by the Board of Directors of Company of its fiduciary duties under applicable law and
(y) the opinion of the Company Financial Advisor referred to in Section 3.6(b) and (ii) use its reasonable best efforts to obtain the necessary vote in favor of the adoption of this Agreement by its stockholders. The Board of Directors of Company shall not withdraw, amend, modify or materially qualify in a manner adverse to Parent the Company Board Recommendation (or announce publicly its intention to do so) unless, after consultation with Company's outside counsel, the Board of Directors of Company determines in good faith that failure to do so would constitute a breach by Board of Directors of Company of its fiduciary duties under applicable law. Subject to its right to terminate this Agreement in accordance with the terms herein, Company shall be required to satisfy all its other obligations under this Agreement, including, without limitation, its obligations under this Section 6.1, whether or not the Board of Directors of Company shall have withdrawn, amended, modified or qualified in a manner adverse to Parent the Company Board Recommendation or announced publicly its intention to do so.

          6.2 REASONABLE BEST EFFORTS. (a) Each of Parent and Company shall, and shall cause their respective Subsidiaries to, use their reasonable best efforts
(i) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements which may be imposed on such party or any of its Subsidiaries with respect to the Merger and, subject to the conditions set forth in Article VII hereof, to consummate the transactions contemplated by this Agreement and (ii) to obtain (and to cooperate with the other party to obtain) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity, Regulatory Agency and any other third party which is required to be obtained by such party or any of its Subsidiaries in connection with the Merger and the other transactions contemplated by this Agreement.

          (b) The parties hereto shall cooperate with each other (except with respect to the Surface Transportation Board, which is governed by Section 6.2(c)) and use their reasonable best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to identify and obtain as promptly as practicable all permits, consents, approvals and authorizations of all Governmental Entities and any other third parties which are necessary or advisable to consummate the transactions contemplated by this Agreement (including, without limitation, the Merger), and to comply fully with the terms and conditions of all such permits, consents, approvals and authorizations of all such Governmental Entities. Parent and Company shall have the right to review in advance, and, to the extent practicable, each will consult with the other on, in each case subject to applicable laws relating to the exchange of information, all the information relating to Company or Parent, as the case may be, and any of their respective Subsidiaries, which appear in any filing made with, or written materials submitted to, any Governmental Entity or any other third party in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto shall act reasonably and as promptly as practicable. The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all Governmental Entities, Regulatory Agencies and other third parties necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated hereby.

          (c) Parent, on the one hand, and Company, on the other, shall, and each shall cause its Subsidiaries to, subject to the following sentences, (i) cooperate with one another to prepare and present to the Surface Transportation Board and Canadian Transportation Administration, as soon as practicable, all filings and other presentations in connection with seeking any Surface Transportation Board and Canadian Transportation Administration approval, exemption or other authorization necessary to consummate the transactions contemplated by this Agreement and the Support Agreement, (ii) prosecute such filings and other presentations as reasonably and promptly as practicable and keep the other party apprised of the status of matters relating to the Surface Transportation Board and Canadian Transportation Administration, (iii) diligently oppose any objections to, appeals from or petitions to reconsider or reopen any further action as in the reasonable judgment of Parent and Company may facilitate obtaining final orders of the Surface Transportation Board and Canadian Transportation Administration exempting or approving such transactions consistent with this Agreement and the transactions contemplated herein. Subject to consultations with Company and, after giving good faith consideration to the views of Company, Parent shall have final authority over the development, presentation and conduct of the Surface Transportation Board and Canadian Transportation Administration cases, including over decisions as to whether to agree to or acquiesce in conditions. Company shall take no regulatory or legal action in connection with the Surface Transportation Board or Canadian Transportation Administration without Parent's consent.

          (d) Parent and Company shall, upon request, furnish each other with all information concerning themselves, their Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement or any other statement, filing, notice or application made by or on behalf of Parent, Company or any of their respective Subsidiaries to any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement.

          6.3 ACCESS TO INFORMATION. (a) Upon reasonable notice and subject to applicable laws relating to the exchange of information, Company shall, and shall cause its Subsidiaries to, afford to the officers, employees, accountants, counsel and other representatives of Parent, complete access, during normal business hours during the period prior to the Effective Time, to all its personnel, properties, books, contracts, commitments and records and, during such period, Company shall, and shall cause its Subsidiaries to, make available to Parent and such other parties (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws or other federal or state laws (other than reports or documents which Company is not permitted to disclose under applicable law) and (ii) all other information concerning its business, properties and personnel as Parent may reasonably request, in all cases so that Parent may have full opportunity to make such investigations as it desires of the affairs and assets of Company. Neither Company nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of its customers or contravene any law, rule, regulation, order, judgment, decree, or binding agreement entered into prior to the date of this Agreement. The parties hereto will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

          (b) Parent shall hold all information furnished by or on behalf of Company or any of Company's Subsidiaries or representatives pursuant to Section 6.3(a) in confidence to the extent required by, and in accordance with, the provisions of the confidentiality agreement, dated October 18, 2001 between Parent and Company (the "CONFIDENTIALITY AGREEMENT").

          (c) No investigation by Parent or its representatives shall affect the representations and warranties of Company set forth herein.

          6.4 INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE. (a) The certificate of incorporation and bylaws of the Surviving Corporation shall contain, to the extent permitted by law, the provisions with respect to indemnification set forth in the certificate of incorporation and bylaws of Company on the date hereof, which provisions shall not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of the persons who at any time prior to the Effective Time were entitled to such indemnification under the certificate of incorporation or bylaws of Company in respect of actions or omissions occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated hereby), unless such modification is required by law; PROVIDED, that the certificate of incorporation and bylaws of the Surviving Corporation shall not be required to contain such provisions if Parent otherwise provides the same level of indemnification for such individuals as contained in the certificate of incorporation and bylaws of the Surviving Corporation.

          (b) The Surviving Corporation and Parent shall indemnify, defend and hold harmless the present and former officers and directors of Company or any of Company's Subsidiaries in their capacities as such (each an "INDEMNIFIED PARTY") after the Effective Time against all losses, expenses, claims, damages or liabilities arising out of actions or omissions occurring on or prior to the Effective Time to the fullest extent now provided in their respective certificate of incorporation or bylaws, and as permitted by applicable law. In the event of any claim, action, suit, proceeding or investigation for which indemnification is provided pursuant to the immediately preceding sentence (an "ACTION"), (i) Parent shall or shall cause the Surviving Corporation to pay, as incurred, the fees and expenses of counsel selected by the Indemnified Party, which counsel shall be reasonably acceptable to Parent, in advance of the final disposition of any such Action to the fullest extent permitted by applicable law, and, if required, upon receipt of any undertaking required by applicable law, and (ii) Parent will, and will cause the Surviving Corporation to, cooperate in the defense of any such matter; PROVIDED that neither Parent nor the Surviving Corporation shall be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld or delayed), and PROVIDED FURTHER that neither Parent nor the Surviving Corporation shall be obligated pursuant to this Section 6.4 to pay the fees and disbursements of more than one counsel for all Indemnified Parties in any single Action, unless, in the good faith judgment of any of the Indemnified Parties, there is or may be a conflict of interests between two or more of such Indemnified Parties, in which case there may be separate counsel for each similarly situated group.

          (c) Parent shall use its reasonable best efforts to cause the persons serving as officers and directors of Company immediately prior to the Effective Time to be covered for a period of six years from the Effective Time by the directors' and officers' liability insurance policy maintained by Company (provided that Parent may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are not less advantageous than such policy) with respect to acts or omissions occurring prior to the Effective Time which were committed by such officers and directors in their capacity as such; PROVIDED, HOWEVER, that in no event shall Parent be required to expend in any year more than 200% of the amount expended by Company for such coverage in fiscal 2001 (the "INSURANCE AMOUNT") to maintain or procure insurance coverage pursuant hereto and further PROVIDED, that if Parent is unable to maintain or obtain the insurance called for by this Section 6.4(c), Parent shall use its reasonable best efforts to obtain as much comparable insurance as available for the Insurance Amount.

          (d) In the event Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, assume the obligations set forth in this section.

          (e) The provisions of this Section 6.4 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

          6.5 ADDITIONAL AGREEMENTS. In case at any time either prior to or after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement (including, without limitation, any other merger between a Subsidiary of Company and a Subsidiary of Parent) or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of any of the parties to the Merger, the proper officers and directors of each party to this Agreement and their respective Subsidiaries shall take all such necessary action as may be reasonably requested by Parent.

          6.6 ADVICE OF CHANGES. Company shall promptly advise Parent of any change that could reasonably be expected to have a Material Adverse Effect on it and Company and Parent shall promptly advise the other party of any change or event that could reasonably be expected to delay or impede the ability of Parent, Sub or Company, respectively, to perform their respective obligations pursuant to this Agreement and to effect the consummation of the transactions contemplated hereby or that it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants contained herein; provided, however, that the delivery of any notice pursuant to this Section 6.6 shall not limit or otherwise affect the remedies available hereunder to any party receiving such notice.

          6.7 NO SOLICITATION. (a) From and after the date hereof until termination of this Agreement, neither Company nor any of its Subsidiaries shall (whether directly or indirectly through advisors, agents or other intermediaries), nor shall Company or any of its Subsidiaries authorize or permit any of its or their officers, directors, agents, representatives or advisors to, (i) solicit, initiate, encourage (including by way of furnishing information) or take any action knowingly to facilitate the submission of any inquiries, proposals or offers (whether or not in writing) from any person other than Parent relating to, (A) any acquisition or purchase of 15% or more of the consolidated assets of Company and its Subsidiaries (including through the formation of a joint venture) or of any equity securities of Company or any of its Subsidiaries, (B) any tender offer or exchange offer (including a self-tender offer) for any class of equity securities of Company or any of its Subsidiaries, (C) any merger, consolidation, business combination, reorganization, recapitalization, liquidation, dissolution or similar transaction involving Company or any of its Subsidiaries or (D) any other transaction the consummation of which would or could reasonably be expected to impede, interfere with, prevent or materially delay the Merger (any of the foregoing, a "TRANSACTION PROPOSAL"), or agree to, approve or endorse any Transaction Proposal, or (ii) enter into or participate in any discussions or negotiations regarding any of the foregoing, or otherwise cooperate in any way with, or knowingly assist or participate in, facilitate or encourage, any effort or attempt by any other person to do or seek any of the foregoing; PROVIDED, that Company may, in response and with respect to a bona fide unsolicited written proposal from a third party submitted after the date of this Agreement which constitutes a Superior Proposal (as defined below), engage in the activities specified in clause (ii), if (X) based on the advice of Company's outside counsel, the Board of Directors of Company determines in good faith that failure to take such action in response to such a proposal would constitute a breach by the Board of Directors of Company of its fiduciary duties under applicable law, (Y) Company has received from such third party an executed confidentiality agreement with terms not materially less favorable to Company than those contained in the Confidentiality Agreement and (Z) Company has fully and completely complied with this Section 6.7. If Company receives a Transaction Proposal, or a request for nonpublic information relating to Company or any of its Subsidiaries or for access to the properties, books or records of Company or any of its Subsidiaries by any Person who is considering making or has made a Transaction Proposal, it shall immediately inform Parent orally and shall as promptly as practicable (and in any event within one day) inform Parent in writing of the terms and conditions of such proposal and the identity of the person making it, forwarding a copy of any written communications relating thereto. Company will keep Parent fully informed on as prompt a basis as is practicable of the status and details of any such Transaction Proposal or request and any related discussions or negotiations, including by forwarding copies of any material written communications relating thereto. Company will immediately cease and cause its Subsidiaries, and its and their officers, directors, agents, representatives and advisors, to cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing, and shall use its reasonable best efforts to cause any such parties in possession of confidential information about Company or its Subsidiaries that was furnished by or on behalf of Company or its Subsidiaries in connection with any of the foregoing to return or destroy all such information in the possession of any such party or in the possession of any agent or advisor of any such party. Company agrees not to release any third party from, or waive any provisions of, any confidentiality or standstill agreement to which it or its Subsidiaries is a party. Company shall ensure that the officers, directors and employees of Company and its Subsidiaries and any investment banker or other advisor or representative retained by such party are aware of and instructed to comply with the restrictions described in this
Section 6.7. Nothing in this Section 6.7 shall prohibit Company or its Board of Directors from taking and disclosing to Company's stockholders a position with respect to a Transaction Proposal by a third party to the extent required under the Exchange Act, including Rules 14e-2 and 14d-9 thereunder, or from making such disclosure to Company's stockholders which, after consultation with Company's outside counsel, the Board of Directors of Company determines in good faith is required under applicable law; provided, that nothing in this sentence shall affect the obligations of Company and its Board of Directors under any other provision of this Agreement. For purposes of this Agreement, a "SUPERIOR PROPOSAL" means a bona fide written Transaction Proposal for at least a majority of the outstanding fully diluted shares of Company Common Stock or for all or substantially all of the consolidated assets of Company made by a Third Party after the date hereof for which all necessary financing is committed and which, if accepted, is reasonably likely to be consummated and taking into account all legal, financial and regulatory aspects of the proposal and the person making such proposal, including the relative expected consummation date, is financially superior to the holders of Company Common Stock as compared to the Merger.

          (b) Company shall not amend, modify or waive any provision of the Company Rights Agreement, and shall not take any action to redeem the Company Rights or render the Company Rights inapplicable to any transaction other than the transactions to be effected pursuant to this Agreement, which is reasonably likely to reduce the likelihood of or delay the consummation of the Merger, or result in any increase in the costs or decrease in the benefits to Parent of the Merger, or affect the capitalization of Parent or any of its affiliates after the Merger.

          6.8 PUBLICITY. Company, on the one hand, and Parent and Sub, on the other hand, will consult with each other before holding any press conferences, analyst calls or other meetings or discussions and before issuing any press releases or other public announcements or statements regarding the transactions contemplated hereby or by the Support Agreement. The parties will provide each other the opportunity to review and comment upon any press release or other public announcement or statement with respect to the transactions contemplated by this Agreement or the Support Agreement, including the Merger, and shall not issue any such press release or other public announcement or statement prior to such consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange. The parties agree that the initial press release or releases to be issued with respect to the transactions contemplated by this Agreement shall be mutually agreed upon prior to the issuance thereof. In addition, Company shall, and shall cause its Subsidiaries to, (a) consult with Parent regarding communications with stockholders and employees relating to the transactions contemplated hereby, (b) if Parent so requests, provide Parent with stockholder lists of Company and (c) allow and facilitate Parent contact with stockholders of Company.

          6.9 STOCKHOLDER LITIGATION. The parties to this Agreement shall cooperate and consult with one another, to the fullest extent possible, in connection with any stockholder litigation against any of them or any of their respective directors or officers with respect to the transactions contemplated by this Agreement or the Support Agreement. In furtherance of and without in any way limiting the foregoing, each of the parties shall use its respective reasonable best efforts to prevail in such litigation so as to permit the consummation of the transactions contemplated by this Agreement in the manner contemplated by this Agreement. Notwithstanding the foregoing, Company agrees that it will not compromise or settle any litigation commenced against it or its directors or officers relating to this Agreement or the Support Agreement or the transactions contemplated hereby or thereby (including the Merger) without Parent's prior written consent, which shall not be unreasonably withheld.

          6.10 ANTI-TAKEOVER PROVISIONS. (a) Each party will take all steps necessary to exempt (or continue the exemption of) the Merger and the other transactions contemplated hereby and by the Support Agreement from, and challenge the validity of, any applicable state takeover law (including Section 203 of the DGCL), as now or hereafter in effect.

          (b) The Board of Directors of Company shall take all further action (in addition to that referred to in Section 3.23), if any, necessary in order to render the Company Rights inapplicable to the Merger and the other transactions contemplated by this Agreement.

          6.11 STOP TRANSFER. Company acknowledges and agrees to be bound by and comply with the provisions of Section 3.1 of the Support Agreement as if a party thereto with respect to transfers of record ownership of shares of Company

Common Stock and agrees to notify the transfer agent for any such shares and provide such documentation and do such other things as may be necessary to effectuate the provisions of such agreement.


          6.12 ACKNOWLEDGEMENT OF PAYMENTS UNDER COMPANY AGREEMENTS. Notwithstanding the provisions of the agreements set forth in Section
6.12 of the Company Disclosure Schedule, Parent agrees to pay or cause to be paid at the Closing the payments provided for in the specified sections of such agreements set forth in Section 6.12 of the Company Disclosure Schedule.

          6.13 PARENT OTHER ACTIONS. During the period from the date of this Agreement to the Effective Time, Parent shall not take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect, or in any of the conditions to the Merger set forth in Article VII not being satisfied or in a violation of any provision of this Agreement, except, in each case, as may be required by applicable law or as expressly required or permitted by this Agreement.

                                  ARTICLE VII

                              CONDITIONS PRECEDENT

          7.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligation of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

          (a) COMPANY STOCKHOLDER APPROVAL. The Company Stockholder Approval shall have been obtained in accordance with applicable law.

          (b) OTHER CONSENTS AND APPROVALS. All Requisite Approvals shall have been obtained except for such consents and approvals, the failure to obtain which could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on Parent, Company or the Surviving Corporation, and no such consent or approval shall contain any conditions or restrictions which could reasonably be expected to result in a Material Adverse Effect on Parent, Company or the Surviving Corporation.

          (c) NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits, materially restricts or makes illegal consummation of the Merger.

          (d) HSR ACT. The applicable waiting period under the HSR Act shall have expired or been terminated.

          (e) CERTAIN ACTIONS OR PROCEEDINGS. There shall not be any action or proceeding brought or threatened by any Governmental Entity seeking, or any action or proceeding brought by any other person that could reasonably be expected to result in, any executive order, decree, ruling or injunction or other order of a court or Governmental Entity of competent jurisdiction which would have the effect of prohibiting or making illegal any of the transactions contemplated hereby.

          7.2 CONDITIONS TO COMPANY'S OBLIGATIONS TO EFFECT THE MERGER. The obligations of Company to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following additional conditions:

          (a) Each of the representations and warranties of Parent and Sub contained in this Agreement shall have been true and correct (in all material respects, in the case of representations and warranties not already qualified as to materiality by their terms) when made and shall be true and correct (in all material respects, in the case of representations and warranties not already qualified as to materiality by their terms) at and as of the Effective Time as though made on and as of such date (except
     (i) for changes specifically permitted by this Agreement and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date), and Company shall have received a certificate of the Chief Executive Officer or the Chief Operating Officer of Parent to the foregoing effect.

          (b) Parent and Sub shall have performed and complied with in all material respects their obligations under this Agreement to be performed or complied with on or prior to the Effective Time, and Company shall have received a certificate of the Chief Executive Officer or the Chief Operating Officer of Parent to the foregoing effect.

          7.3 CONDITIONS TO PARENT'S AND SUB'S OBLIGATIONS TO EFFECT THE MERGER. The obligations of Parent and Sub to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following additional conditions:

          (a) Each of the representations and warranties of Company contained in this Agreement shall have been true and correct when made and shall be true and correct (in all material respects, in the case of representations and warranties not already qualified as to materiality by their terms) at and as of the Effective Time as though made on and as of such date (except (i) for changes specifically permitted by this Agreement and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date), and Parent shall have received a certificate of the Chief Executive Officer, and Chief Financial Officer of Company to the foregoing effect.

          (b) Company shall have performed and complied with in all material respects its obligations under this Agreement to be performed or complied with on or prior to the Effective Time, and Parent shall have received a certificate of the Chief Executive Officer, and Chief Financial Officer of Company to the foregoing effect.

          (c) Neither Parent, Sub nor any of their affiliates shall have become an "Acquiring Person" and no "Share Acquisition Date" or "Distribution Date" (as such terms are defined in the Company Rights Agreement) shall have occurred with respect to Parent or Sub pursuant to the Company Rights Agreement.

          (d) Parent shall have received the proceeds of financing identified in the Financing Letter or upon terms and conditions that are, in the reasonable judgment of Parent and Sub, substantially equivalent thereto.

          (e) Company shall have provided to Parent a certificate in form and substance reasonably satisfactory to Parent, duly executed and acknowledged, certifying that the transactions contemplated by this Agreement are exempt from withholding under section 1445 of the Code.


                                  ARTICLE VIII

                            TERMINATION AND AMENDMENT

          8.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the stockholders of Company of the matters presented in connection with the Merger:

          (a) by mutual written consent of Parent and Company;

          (b) by either Parent or the Board of Directors of Company if (i) any Governmental Entity or Regulatory Agency of competent jurisdiction which must grant a Requisite Approval has denied such approval and such denial has become final and nonappealable or any Governmental Entity or Regulatory Agency of competent jurisdiction shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable, PROVIDED, HOWEVER, that the right to terminate this Agreement under this Section 8.1(b)(i) shall not be available to any party whose failure to comply with Section 6.2 or any other provision of this Agreement has been the cause of such action, (ii) the Company Stockholder Approval shall not have been received at the Stockholders Meeting duly called and held or (iii) the Effective Time shall not have occurred on or before June 1, 2002 (the "TERMINATION DATE"), PROVIDED, HOWEVER, that the right to terminate this Agreement under this Section 8.1(b)(iii) shall not be available to any party whose failure to fulfill any obligations under this Agreement has been the primary cause of the failure of the Effective Time to occur on or before the Termination Date until ten business days after such failure has been cured.

          (c) by the Board of Directors of Company, if, prior to Effective Time,
     (i) Parent or Sub shall have failed to perform in any material respect any of their obligations under this Agreement to be performed at or prior to such date of termination, which failure to perform (A) would permit Company not to consummate the Merger pursuant to Section 7.2(b) and (B) is not cured or is incapable of being cured within 10 days after the receipt by Parent of written notice of such failure, (ii) any representation or warranty of Parent or Sub contained in this Agreement shall not be true and correct (except for changes permitted by this Agreement and those representations which address matters only as of a particular date shall remain true and correct as of such date), except, in any case, such failures to be true and correct which are not reasonably likely to materially adversely affect Parent's or Sub's ability to complete the Merger, PROVIDED, that such failure to be true and correct (A) would permit Company not to consummate the Merger pursuant to Section 7.2(a) and (B) is not cured or is incapable of being cured within 10 days after the receipt by Parent of written notice of such failure, (iii) prior to the Company Stockholder Approval, upon five business days' prior irrevocable written notice to Parent, in order to accept an unsolicited Superior Proposal; PROVIDED, HOWEVER, that (unless, after consultation with Company's outside counsel, the Board of Directors of Company determines in good faith that it is required not to perform the actions set forth in the immediately following clauses (X) and (Y) under applicable law) (X) such notice shall include a copy of any proposed or definitive documentation relating to such Superior Proposal (including all financing documentation), and shall otherwise specify all material terms, conditions and other information with respect thereto and (Y) prior to any such termination, Company shall, if requested by Parent in connection with any revised proposal Parent might make, negotiate in good faith for such five business day period with Parent, and such third party proposal remains a Superior Proposal after taking into account any revised proposal during such five business day period; and PROVIDED, FURTHER, that it shall be a condition to termination pursuant to this Section 8.1(c)(iii) that Company shall have made the payment of the fee to Parent required by Section 8.2(b), or (iv) if the conditions to Parent's and Sub's obligations set forth in Sections 7.1 and
     7.3 (other than the condition set forth in Section 7.3(d)) have been satisfied and Parent is unable or unwilling to complete the Merger within five days following the receipt by Parent of notice from Company that all of the conditions to Company's obligations set forth in Sections 7.1 and
     Section 7.2 have been satisfied or waived;

          (d) by Parent, if, prior to Effective Time, (i) Company shall have failed to perform in any material respect any of its obligations under this Agreement to be performed at or prior to such date of termination, which failure to perform (A) would permit the Parent not to consummate the Merger pursuant to 7.3(b) and (B) is not cured or is incapable of being cured within 10 days after the receipt by Company of written notice of such failure, (ii) any representation or warranty of Company contained in this Agreement shall not be true and correct (except for changes permitted by this Agreement and those representations which address matters only as of a particular date shall remain true and correct as of such date), PROVIDED, that such failure to be true and correct (A) would permit the Parent not to consummate the Merger pursuant to 7.3(a) and (B) is not cured or is incapable of being cured within ten days after the receipt by Company of written notice of such failure, (iii) the Board of Directors of Company withdraws or materially modifies or changes its recommendation of this Agreement and/or transactions contemplated hereby (including the Merger) in a manner adverse to Parent or Sub (or fails to reconfirm such recommendation if so requested by Parent within 10 business days following such request) or approves, accepts or recommends another Transaction Proposal, (iv) Company or any of its Subsidiaries shall have breached
     Section 6.7 in any material respect; or (v) Parent, Sub or any of their affiliates shall have become an "Acquiring Person", or a "Share Acquisition Date" or "Distribution Date" (as such terms are defined in the Company Rights Agreement) shall have occurred with respect to Parent or Sub, pursuant to the Company Rights Agreement.

          8.2 EFFECT OF TERMINATION. (a) In the event of termination of this Agreement by either Parent or Company as provided in Section 8.1, written notice thereof shall forthwith be given to the other party or parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become void and have no effect, and none of Parent, Company, any of their respective Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby, except that (i) Section 6.3(b), this Section 8.2 and Article IX shall survive any termination of this Agreement, (ii) notwithstanding anything to the contrary contained in this Agreement, neither Parent nor Company shall be relieved or released from any liabilities or damages arising out of its breach of any provision of this Agreement, (iii) Company shall pay to Parent the Termination Fee (as defined below), if applicable, in accordance with this Section 8.2.

          (b) In the event that this Agreement is terminated (A) by Parent pursuant to (or at any time that Parent is entitled to terminate this Agreement pursuant to) clauses (d) (iii), (iv) or (v) of Section 8.1 or (B) by Company pursuant to Section 8.1(c)(iii), Company shall pay to Parent by wire transfer of immediately available funds to an account designated by Parent within two business days following such termination an amount equal to $1,000,000 (one million dollars) (the "TERMINATION FEE").

          (c) If a Transaction Proposal is commenced, publicly disclosed, publicly proposed or otherwise communicated or made known to Company at any time on or after the date of this Agreement and prior to the termination hereof, and this Agreement is terminated pursuant to (or at any time that Parent is entitled to terminate this Agreement pursuant to) clause (b)(ii) of Section 8.1, clause
(d)(i) of Section 8.1 based on a willful failure to perform any obligation hereunder, or clause (d)(ii) of Section 8.1 based on a willful act or omission causing a representation or warranty not to be true, Company shall pay to Parent by wire transfer of immediately available funds to an account designated by Parent within two business days following such termination the Termination Fee.

          (d) If this Agreement is terminated pursuant to (or at any time that Parent is entitled to terminate this Agreement pursuant to) clause (b)(ii) or
(b)(iii) of Section 8.1 and Company is in willful and material breach of a representation, warranty, covenant or agreement contained herein and within 12 months of the date of such termination, Company enters into a definitive agreement with respect to, or consummates, any Transaction Proposal, then Company shall pay to Parent an amount equal to the Termination Fee concurrently with the earlier of the execution of such definitive agreement or the consummation of such Transaction Proposal.

          (e) If this Agreement is terminated by Company pursuant to Section 8.1(c)(iv), then Parent shall pay to Company by wire transfer of immediately available funds to an account designated by Company within two business days following such termination the Termination Fee.

          (f) If a party fails to pay any amounts due under this Section 8.2 within the time periods specified herein, such party shall pay all costs and expenses (including legal fees and expenses) incurred by the other party in connection with any action or proceeding (including the filing of any lawsuit) taken by it to collect such unpaid amounts, together with interest on such unpaid amounts at the publicly announced prime or base lending rate of The Chase Manhattan Bank from the date such amounts were required to be paid until the date actually received by the party to whom they are due.

          8.3 AMENDMENT. Subject to compliance with applicable law, this Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of Company; PROVIDED, HOWEVER, that after any approval of the transactions contemplated by this Agreement by the stockholders of Company, there may not be, without further approval of such stockholders, any amendment of this Agreement which changes the amount or the form of the consideration to be delivered to the holders of Company Common Stock hereunder other than as contemplated by this Agreement. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

          8.4 EXTENSION; WAIVER. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein; PROVIDED, HOWEVER, that after any approval of the transactions contemplated by this Agreement by the stockholders of Company, there may not be, without further approval of such stockholders, any extension or waiver of this Agreement or any portion thereof which reduces the amount or changes the form of the consideration to be delivered to the holders of Company Common Stock hereunder other than as contemplated by this Agreement. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                                   ARTICLE IX

                               GENERAL PROVISIONS

          9.1 NONSURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement (other than pursuant to the Support Agreement, which shall terminate in accordance with its terms) shall survive the Effective Time, except for those covenants and agreements contained herein and therein which by their terms apply in whole or in part after the Effective Time.

          9.2 EXPENSES. Subject to Section 8.2, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.

          9.3 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given (i) when delivered personally to the recipient, (ii) when sent to the recipient by telecopy (receipt electronically confirmed by sender's telecopy machine) if during normal business hours of the recipient, otherwise on the next business day, (iii) one business day after the date when sent to the recipient by reputable express courier service (charges prepaid), or (iv) seven business days after the date when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices and other communications shall be sent if delivered personally, telecopied (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                           if to Parent, to:

                           Genesee & Wyoming Inc.
                           66 Field Point Road
                           Greenwich, CT 06830
                           Attention: Mark Hastings
                           Fax: (203) 661-4106

                           with a copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, NY  10017
                           Attention: Philip T. Ruegger, Esq.
                           Fax:  (212) 455-2502

                           and

                           if to Company, to:

                           Emons Transportation Group, Inc.
                           96 South George Street
                           York, PA 17401
                           Attention: Robert Grossman
                           Fax: (717) 854-6275

                           with a copy to:

                           Kirkpatrick & Lockhart LLP
                           1800 Massachusetts Avenue, NW
                           Washington, DC 20036
                           Attention: Alan Berkeley, Esq.
                           Fax: (202) 778-9100


          9.4 INTERPRETATION. When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". No provision of this Agreement shall be construed to require Company, Parent or any of their respective Subsidiaries or affiliates to take any action that would violate any applicable law, rule or regulation.

          9.5 COUNTERPARTS; FACSIMILE. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed by facsimile signatures of the parties hereto.

          9.6 ENTIRE AGREEMENT. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof other than the Support Agreement and the Confidentiality Agreement.

          9.7 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          9.8 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

          9.9 ASSIGNMENT; THIRD PARTY BENEFICIARIES. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 6.4, this Agreement (including the documents and instruments referred to herein) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          9.10 ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court or New York State court sitting in the Borough of Manhattan, City of New York, this being in addition to any other remedy to which they are entitled at law or in equity.

          IN WITNESS WHEREOF, Parent, Sub and Company have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                   GENESEE & WYOMING INC.


                                   By: /s/ Mark W. Hastings
                                       ----------------------------------------
                                       Name: Mark W. Hastings
                                       Title: Executive Vice President



                                   ETR ACQUISITION CORPORATION


                                   By: /s/ Mark W. Hastings
                                       -----------------------------------------
                                       Name: Mark W. Hastings
                                       Title: Executive Vice President



                                   EMONS TRANSPORTATION GROUP, INC.


                                   By: /s/ Robert Grossman
                                       -----------------------------------------
                                       Name: Robert Grossman
                                       Title: Chairman, President, and Chief
                                       Executive Officer

                                                                      APPENDIX B
                                                                      ----------


                        DELAWARE GENERAL CORPORATION LAW


SECTION 262. APPRAISAL RIGHTS

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title:

         (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

         (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Subsections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

              a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

              b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

              c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

              d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

         (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

         (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

         (2) If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this title, each consitutent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constitutent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constitutent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constitutent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constitutent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

          (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

          (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

          (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                                                      APPENDIX C
                                                                      ----------

-----------------------
FERRIS                                         Ferris, Baker Watts, Incorporated
BAKER                                          Corporate Finance
WATTS                                          Member NYSE, SIPC
-----------------------                        100 Light Street
                                               Baltimore, MD 21202
                                               (410) 659-4612



                                December 2, 2001

Board of Directors
Emons Transportation Group, Inc.
96 South George Street
York, Pennsylvania 17401

Ladies and Gentlemen:

     You have requested our opinion as to the fairness from a financial point of view to the holders of the outstanding shares of Common Stock, par value $0.01 per share (the "Shares"), of Emons Transportation Group, Inc. (the "Company") of the $2.50 per Share in cash to be received by such holders pursuant to the Agreement and Plan of Merger, dated December 3, 2001 (the "Agreement"), among Genesee & Wyoming Inc. (the "Buyer"), ETR Acquisition Corporation, a wholly-owned subsidiary of the Buyer, and the Company.

     Ferris, Baker Watts, Inc. ("FBW") as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, public underwritings, private placements and valuations for corporate and other purposes. We are familiar with the Company having provided certain investment banking services to the Company from time to time, including having acted as the Company's financial advisor and provided a fairness opinion for its merger with ETG Merger
Corporation that resulted in the exchange of each share of the Company's outstanding $0.14 Series A Cumulative Convertible Preferred Stock into 1.1 shares of the Company's Common Stock in June 1999. We were retained by the Company in September 1999 to explore strategic alternatives including, but not limited to, an acquisition or merger transaction and have acted as the Company's financial advisor in connection with, and participated in certain of the negotiations leading to, the Agreement. FBW has never had an investment banking relationship with the Buyer.

     In connection with this opinion, we have reviewed, among other things, the Agreement; Annual Reports to Stockholders, Annual Reports on Form 10-K and Proxy Statements of the Company for the five fiscal years ended June 30, 2001; the Quarterly Report on Form 10-Q of the Company for the period ending September 30, 2001; and certain internal financial analyses and forecasts for the Company prepared by its management. We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company. In addition, we have reviewed the reported price and trading activity for the Shares, compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed financial terms of certain recent business combinations in the railroad industry and performed such other studies and analyses as we considered appropriate.

     In rendering our opinion, we have assumed and relied upon the accuracy and completeness of all financial and other information reviewed by us for the purposes of this opinion whether publicly available or provided to us by the Company, and we have not assumed any responsibility for independent verification of such information. FBW has further assumed that the financial budgets and projections provided to FBW have been reasonably determined reflecting the best currently available estimates and judgements of the management of the Company as to the future financial performance of the Company. We express no view as to such budgets or projections or the assumptions on which they are based. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transaction contemplated by the Agreement and such opinion does not constitute a recommendation as to how any holder of the Shares should vote with respect to such transaction.

     Based upon and subject to the foregoing and based upon such matters as we consider relevant, it is our opinion that as of the date hereof the $2.50 per Share in cash to be received by the holders of Shares pursuant to the Agreement is fair from a financial point of view to such holders. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date of this letter. Subsequent events may affect the conclusions reached in this opinion, and we neither have nor do we assume any obligation to update, revise or reaffirm this opinion which speaks solely as of this date and with respect to matters contained herein.

                                       Very truly yours,

                                       /s/ Ferris, Baker Watts, Inc.

                                       Ferris, Baker Watts, Inc.

                                                                      APPENDIX D
                                                                      ----------



          VOTING AGREEMENT, dated as of December 3, 2001 (this "AGREEMENT"), among GENESEE & WYOMING INC., a Delaware corporation ("PARENT"), and certain stockholders of EMONS TRANSPORTATION GROUP, INC., a Delaware corporation ("COMPANY"), that are parties hereto (each, a "STOCKHOLDER" and, collectively, the "STOCKHOLDERS").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Parent, ETR Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("SUB"), and Company propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT;" capitalized terms used without definition herein having the meanings assigned to them in the Merger Agreement), pursuant to which Sub will merge with and into Company, upon the terms and subject to the conditions set forth in the Merger Agreement (the "COMPANY MERGER"); and

          WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of shares of common stock, par value $0.01 per share, of Company ("COMPANY COMMON STOCK") (with respect to each Stockholder, such Stockholder's "EXISTING SHARES" and, together with any shares of Company Common Stock or other voting capital stock of Company acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, such Stockholder's "SHARES"); and

          WHEREAS, as an inducement and condition to the willingness of Parent and Sub to enter into the Merger Agreement, Parent and Sub have requested that the Stockholders enter into this Agreement.

          NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I

                                    VOTING

          1.1 AGREEMENT TO VOTE. Each Stockholder hereby agrees that it shall, from time to time, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of Company, however called, or in connection with any written consent of the holders of Company Common Stock, (a) if a meeting is held, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum, and (b) vote or consent (or cause to be voted or consented), in person or by proxy, all Shares, and any other voting securities of Company (whether acquired heretofore or hereafter) that are beneficially owned or held of record by such Stockholder or as to which such Stockholder has, directly or indirectly, the right to vote or direct the voting, (x) in favor of the approval and adoption of the Merger Agreement, the Company Merger and any action required in furtherance thereof and (y) against any action, proposal, transaction or agreement that to the knowledge of such Stockholder would constitute a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of such Stockholder under this Agreement.

          1.2 GRANT OF IRREVOCABLE PROXY. Each Stockholder, in its capacity as such, hereby irrevocably appoints Parent or any designee of Parent the lawful agent, attorney and proxy of each such Stockholder during the term of this Agreement (which proxy shall be automatically revoked without any further action on the part of such Stockholder upon the termination of this Agreement) to vote the Shares of such Stockholder in accordance with the agreement to vote Shares set forth in Section 1.1 of this Agreement at any meeting of the stockholders of the Company. Each Stockholder intends this proxy to be irrevocable and coupled with an interest and will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by it with respect to its Shares.

          1.3 NO OWNERSHIP INTEREST. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholders, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Company or exercise any power or authority to direct the Stockholders in the voting of any of the Shares, except as otherwise provided herein, or in the performance of the Stockholders' duties or responsibilities as stockholders of Company.

          1.4 NO INCONSISTENT AGREEMENTS. Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, the Stockholder (a) has not entered, and shall not enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to the Shares and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy or power of attorney with respect to the Shares, in either case, which is inconsistent with such Stockholder's obligations pursuant to this Agreement.


                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER

          Each Stockholder hereby, severally and not jointly, represents and warrants to Parent as follows:

          2.1 AUTHORIZATION; VALIDITY OF AGREEMENT; NECESSARY ACTION. Such Stockholder has full power and authority to execute and deliver this Agreement, to perform such Stockholder's obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of such Stockholder, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws, relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          2.2 SHARES. Such Stockholder's Existing Shares are, and all of its Shares from the date hereof through and on the Closing Date have been and will be, owned beneficially and of record by such Stockholder. As of the date hereof, such Stockholder's Existing Shares constitute all of the shares of Company Common Stock owned of record or beneficially by such Stockholder. Such Stockholder has or will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder's Existing Shares and with respect to all of such Stockholder's Shares on the Closing Date, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.


                                  ARTICLE III

                                OTHER COVENANTS

          3.1  FURTHER AGREEMENTS OF STOCKHOLDERS.

               (a) Each Stockholder, severally and not jointly, hereby agrees, while this Agreement is in effect, and except as contemplated hereby, not to sell, transfer, pledge, encumber, assign or otherwise dispose of (collectively, a "TRANSFER") or enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with Company or enter into any contract, option or other arrangement or understanding with respect to the offer for sale, sale, transfer, pledge, encumbrance, assignment or other disposition of, any of its Existing Shares, any Shares acquired after the date hereof, any securities exercisable for or convertible into Company Common Stock, any other capital stock of Company or any interest in any of the foregoing with any person, except to a person who agrees in writing, in an instrument reasonably acceptable to Parent, to be bound by this Agreement as a Stockholder and be subject to Sections 1.1 and 1.2 hereof.

               (b) In the event of a stock dividend or distribution, or any change in Company Common Stock by reason of any stock dividend or distribution, or any change in Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "SHARES" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction.

                                   ARTICLE IV

                                  MISCELLANEOUS

          4.1 TERMINATION. This Agreement shall terminate and no party shall have any rights or duties hereunder upon the earlier of (a) the Effective Time or (b) termination of the Merger Agreement pursuant to Section 8.1 thereof. Nothing in this Section 4.1 shall relieve or otherwise limit any party of liability for breach of this Agreement.

          4.2 FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

          4.3 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by telecopy or telefacsimile, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the tenth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:


                           (a)      if to Parent to:

                                    Genesee & Wyoming Inc.
                                    66 Field Point Road
                                    Greenwich, CT  06830
                                    Attention:  Mark Hastings
                                    Fax:  (203) 661-4106


                                    with a copy to:

                                    Simpson Thacher & Bartlett
                                    425 Lexington Avenue
                                    New York, NY  10017
                                    Attention:  Phillip T. Ruegger, Esq.
                                    Fax: (212) 455-2502

                           (b)      if to a Stockholder:

                                    c/o Emons Transportation Group, Inc.
                                    96 South George Street
                                    York, PA  17401
                                    Fax:  (717) 854-6275

          4.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

          4.5 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State New York.

          4.6 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

          4.7 ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

          4.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.




                [Remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, Parent and each of the Stockholders have caused this Agreement to be signed by their respective officers or other authorized person thereunto duly authorized as of the date first written above.

                                     GENESEE & WYOMING INC.

                                     By:  /s/ Mark W. Hastings
                                          --------------------------------------
                                          Name: Mark W. Hastings
                                          Title: Executive Vice President

                                     By: /s/ Michael J. Blake
                                         ---------------------------------------
                                         Michael J. Blake



                                     By: /s/ Robert Grossman
                                         ---------------------------------------
                                         Robert Grossman



                                     By: /s/ Kimberly A. Madigan
                                         ---------------------------------------
                                         Kimberly A. Madigan



                                     By:
                                         ---------------------------------------
                                         Robert J. Smallacombe



                                     By: /s/ Alfred P. Smith
                                         ---------------------------------------
                                         Alfred P. Smith



                                     By: /s/ Dean H. Wise
                                         ---------------------------------------
                                         Dean H. Wise



                                     By: /s/ Scott F. Ziegler
                                         ---------------------------------------
                                         Scott F. Ziegler

                        EMONS TRANSPORTATION GROUP, INC.

      Proxy for Special Meeting of Shareholders on February 20, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       OF EMONS TRANSPORTATION GROUP, INC.

        The undersigned hereby appoints Robert Grossman and Scott F. Ziegler, or either of them, with power of substitution, attorneys and proxies to represent the undersigned at the Special Meeting of Stockholders of EMONS TRANSPORTATION GROUP, INC., to be held on February 20, 2002, or at any adjournment thereof, to vote all shares of Common Stock, and shares of Common Stock represented by the Company's Convertible Preferred Stock not yet delivered to the Company for exchange, as designated on the reverse side of this proxy card and upon such other business that may properly come before the meeting.

          (The Proxy continues and must be signed on the reverse side.)

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Special Meeting of Stockholders
                        EMONS TRANSPORTATION GROUP, INC.

                                February 20, 2002

                Please Detach and Mail in the Envelope Provided.


[X] Please mark your votes as in this example.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.


PROPOSAL:                                             FOR    AGAINST   ABSTAIN

1. Approval and adoption of the Agreement and Plan
   of Merger, dated as of December 3, 2001,  among    [ ]     [ ]       [ ]
   Emons  Transportation  Group,  Inc.,  Genesee &
   Wyoming Inc., and ETR Acquisition  Corporation,
   a wholly owned  subsidiary of Genesee & Wyoming
   Inc.,   pursuant   to  which  ETR   Acquisition
   Corporation  will be merged with and into Emons
   Transportation  Group,  Inc.  and each share of
   Common  Stock  of Emons  Transportation  Group,
   Inc.  outstanding   immediately  prior  to  the
   merger will be converted into the right to receive $2.50 in cash, without interest.

2. In the discretion of such proxies, upon such other business as may properly come before the special meeting or any adjournment thereof.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDER'S SPECIFICATIONS HEREON. IN THE ABSENCE OF SUCH SPECIFICATION, THE PROXY WILL BE VOTED "FOR" THE APPROVAL AND ADOPTION OF THE AGREEMENT AND PLAN OF MERGER.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature   ________________________________      Date___________________, 2002

Signature (if held jointly) ________________


Note: Please sign exactly as your name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person.